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[MFS(R)/SUN LIFE SERIES TRUST LOGO]

SEMIANNUAL REPORT - JUNE 30, 2002


CAPITAL APPRECIATION SERIES
EMERGING GROWTH SERIES
GLOBAL GROWTH SERIES
GLOBAL TELECOMMUNICATIONS SERIES
MANAGED SECTORS SERIES
MASSACHUSETTS INVESTORS TRUST SERIES
MID CAP GROWTH SERIES
RESEARCH SERIES
TOTAL RETURN SERIES
UTILITIES SERIES

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TABLE OF CONTENTS

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
Letter from the President                                                                    1

Management Review and Outlook                                                                2

Performance Summary                                                                         10

Portfolio of Investments                                                                    12

Financial Statements                                                                        40

Notes to Financial Statements                                                               56

Board of Managers and Officers                                                      Back Cover
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  NOT FDIC INSURED         MAY LOSE VALUE             NO BANK GUARANTEE
  NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE PRESIDENT
DEAR CONTRACT OWNERS,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5.0% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

- How can the recession be over if the markets have been doing so poorly?
- If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY

We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?

Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU

The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again."
What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and in Sun Life and we welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
President of the MFS(R)/Sun Life Series Trust

July 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

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(3) For the two-year period ended June 30, 2002, bonds, as represented by the
    Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL APPRECIATION SERIES
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -23.32%, and Service Class shares -23.44%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -20.78% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The series' return also compares to a -13.16% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that tracks performance, returned -18.68%.

Large-cap growth stocks trended lower over the period, amid very volatile trading. Concern about corporate accounting scandals, Middle East tensions, and potential further terrorist acts against the United States seemed to keep investors short-term oriented and increasingly risk averse. Furthermore, lackluster earnings reports and continued muted forward-looking guidance from a number of high profile companies offered little inducement for people to abandon this posture. As a result, growth stocks gave back most of the gains they achieved last fall.

Against this backdrop, most sectors suffered major setbacks, including technology, health care, and industrial goods and services. Many of the biggest companies also lost altitude. Among these were General Electric, AOL Time Warner, and Microsoft. Better performance resided in smaller-cap companies, as well as in defensive growth areas.

We experienced our share of disappointments over the period, the most significant of which was Tyco International. A narrowly averted liquidity squeeze, a flip-flop on its breakup strategy, and revelations concerning some senior managers caused that stock to pull back to levels we haven't seen since 1996. Performance was also affected by not owning some consumer staples stocks that were market leaders during this time period.

On the other hand, the portfolio's holdings among leisure concerns boosted relative performance. Signs of stabilization -- and then apparent firming -- in the advertising arena helped stocks of select media concerns to make headway.

As of the end of the period, we remained underweighted relative to our benchmark in health care and technology, the two biggest traditional growth sectors. We believe that many companies in these areas face medium-term challenges. In the case of health care, we are cautious about the outlook for large drug manufacturers. Over the past few years, growth in research and development spending has not produced proportionately more new drugs. In addition, patent expiration looms for a number of existing drugs, and generic substitution has rapidly accelerated. These things could limit future growth prospects.

In technology, we think demand will remain anemic for some time. We believe long-term winners in this sector will be companies that weather the current downturn by gaining market share and controlling expenses.

Our confidence in an improving advertising environment was higher at the end of the period than it was at the end of 2001, and our exposure in media firms has grown accordingly. Television and radio advertising spending have shown signs of firming, and we think it is likely that outdoor advertising will follow in time. Our focus on financial services firms also remained intact, with a significant concentration in the commercial insurance area. Insurance rates have been rising after a long cyclical downturn. That process accelerated last year with terrorism-related losses. We believe better pricing and better terms (which should help underwriters limit risk) should allow companies with strong balance sheets and solid underwriting discipline to continue to experience improving business fundamentals.

We are cautiously optimistic at this point. We believe evidence of a recovery -- in the economy as well as in corporate profits -- is beginning to take shape. But that recovery will take time. And we can't say when the market will start to reflect that economic improvement. For our part, we will remain true to our growth investment philosophy, that stock prices ultimately follow earnings progress and that bottom-up, company-by-company independent research offers the best way to identify companies with good growth prospects. We will also maintain our investment discipline, paying strict attention to stock valuations.

NOTE TO INVESTORS: EFFECTIVE NOVEMBER 30, 2001, THE RUSSELL 1000 GROWTH INDEX REPLACED THE S&P 500 AS THE SERIES' BENCHMARK. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS OUR LARGE-CAP GROWTH DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE FUND'S PERFORMANCE. FOR COMPARISON, WE HAVE ALSO PROVIDED RETURNS FOR THE S&P 500.

EMERGING GROWTH SERIES
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -23.87%, and Service Class shares -23.96%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of -20.54% over the same period for the series' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

Over the period, the portfolio's technology weighting was cut substantially, dropping the sector to second place for the first time

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in years. This change was caused by a combination of two factors. Some of the drop in our technology weighting was due to falling stock prices. The sector performed poorly in 2002, giving back most of its gains from a fourth-quarter 2001 rally.

The primary factor, however, was a sharp cutback in our tech holdings. A turnaround in technology spending has not materialized as quickly as we had hoped, and we felt it was best to redeploy some of our technology assets into other areas. Defying what appears to be the beginning of an economic recovery, capital investment by businesses -- the backbone of technology spending -- has remained weak.

Looking at the long term, however, we remain bullish on technology. We still believe that the long-term winners in most industries, in anything from retail merchandise to financial services, will be the companies that do the best job of leveraging technology, particularly information technology. But in the near term, we think the sector still needs to work through a glut of technology spending that occurred in the late 1990s. An additional factor we've been seeing is reluctance by most corporations to make any large capital investments until they see evidence their business is improving.

That said, we have been finding opportunities in the sector on a case-by-case basis. The sector has been hit so hard that some companies we viewed, as attractive businesses appear to be on sale. Even using very conservative assumptions about future profit and earnings growth, these stocks appeared to us to be selling at low valuations, and toward the end of the period we used those opportunities to add to our positions.

Our relative underperformance over the period was in large part due to a single stock, Tyco International. One of our largest positions going into the period, Tyco was hit by a series of factors in 2002 that proved disastrous for its stock: a breakup plan that was later canceled; accounting questions in the wake of the Enron scandal; and, finally, the ouster of its chief executive on charges of personal tax evasion.

Other areas that hurt performance over the period included some technology holdings and some positions in large-cap pharmaceutical firms. We think the market lowered the value of large drug companies because the pipelines of new drugs began to look lean, many older drugs faced patent expiration and generic competition, and we saw increasing political pressure to do something about rising drug prices.

Although pharmaceutical companies are a large part of what people think of as health care, the majority of our health care holdings have been in what we call health care service industries, and those did relatively well over the period. They included hospitals, HMOs, care providers, and pharmacy benefit managers
(PBMs).

What these firms have in common is that most of their businesses try to contain health care costs. They have benefited both from the national concern over rising medical expenses and from increased health care spending. PBMs, for example, are companies that help employers manage the cost of providing prescription drug benefits for employees. In a tough economic environment, health care services firms have been relatively less sensitive to the economy because the demand for their services is largely independent of economic conditions.

An economically sensitive area in which our holdings did relatively well was media, an industry within the leisure sector. Advertising has historically tended to pick up early in a recovery, and we believe that is what happened over this period. In particular, early ad sales for the 2002 fall television season were much better than sales a year earlier.

Growth stock investors have had a particularly tough time over the past two years. Looking ahead, we think it's important to note that, historically, markets have always moved in cycles. In our experience, when large market sectors have gone through a difficult period, one of two things has happened. Often the sector or industry has suffered a large correction but still has strong long-term potential -- in which case that's an area where we want to find the potential survivors, buy them at what we feel are attractive prices, and invest in them for the long term. We think that's what has happened in technology and, to some extent, in large pharmaceutical firms. On the other hand, sometimes a difficult period means an industry is fundamentally ailing, in which case we want to minimize our exposure. We think that's what has happened with parts of the telecommunications business.

We think growth investors at the end of the period were in the same place that value investors were in 1998 and 1999, when value investing had done poorly for a number of years. As aggressive growth investors, we believe we have to ask ourselves two fundamental questions: Are there areas of the economy and the market that are going to grow at high rates? Can we find companies that we think have the potential to grow earnings significantly faster than the overall market? We think the answer to both questions is yes. We think we have found and will continue to find companies with strong long-term growth outlooks that we can buy at reasonable prices, which someday investors will wake up to and want to own.

NOTE TO INVESTORS: EFFECTIVE APRIL, 2002, ERIC B. FISCHMAN BECAME A MANAGER OF THE PORTFOLIO.

GLOBAL GROWTH SERIES
For the six months ended June 30, 2002, the Initial Class and Service Class shares provided a total return of -9.40% and -9.54% respectively. This return, which includes the reinvestment of any dividend and capital gain distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period for the series' multiple benchmarks: -13.16% for the S&P 500; -4.70% for the Russell 2000 Index (the Russell Index); and -9.07% for the Morgan Stanley Capital International (MSCI) All Country World Free Index. The Russell Index is an unmanaged index composed of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. The MSCI All Country World Index is an unmanaged index of developed-country and emerging market equities. During the same period, the average global fund tracked by Lipper Inc., returned -7.00%.

Overall, we've maintained a disciplined, conservative approach to our stock selection in light of current economic and political uncertainties. Specifically, the rally in basic materials strongly benefited the series due to our overweighting in this sector. While technology stocks experienced a strong rally in the latter part of 2001, it did not carry over into the second half of the period, and our underweighting in this sector benefited the series' performance. Similarly, we were generally underweighted large-cap pharmaceutical stocks, several of which performed very poorly over the period.

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Stocks in the health care industry were among the main detractors from performance largely because a high number of generic manufacturers challenged the patents of several high-profile brand-name drugs in court. We continued to maintain a position in this sector on the belief that these stocks were oversold and could recover provided the patent issues are resolved.

A key feature of the second half of the period was the rebound in performance of the Japanese stock market and the Yen as investors became more optimistic about the prospects of the Japanese economy. However, we were actually underweighted in Japanese stocks throughout the six-month period as compared to our benchmark. While this detracted from the series' performance in the short term, we feel that this position is appropriate in light of the structural issues that continue to face the Japanese economy.

The main contributors to performance at the beginning of the year were companies that fell into those cyclical sectors such as Honda Motor, Canon, and Nissan Motor. Also, many of our defensive holdings outperformed into the latter half of the period as this cyclical rally subsided. For example, energy stocks, such as BP Amoco, performed strongly due in large part to continuing tensions in the Middle East. Several of our larger holdings in the consumer staples and financial services sectors also added strong performance. We also had strong performance within the basic materials sector, specifically with Syngenta, one of our larger holdings. Within the consumer staples sector, our holdings in Diageo and Reckitt Benckiser added positively. Within the leisure sector, our avoidance of Vivendi Universal, which performed very poorly over the later half of the period, aided our relative performance. One stock that hurt the series' performance was Tyco, whose stock price fell considerably due to market concerns over excessive short-term debt.

Over the course of the period, we have found opportunities in a number of areas. As far as sectors are concerned, the financial services sector, a sector in which we have been underweighted for some time, is looking more attractive. We believe that banking is now in a good position to benefit from improvements in the overall economy. Also, stocks within the business services area, such as First Data and Concorde EFS, have exhibited consistent recurring and growing revenues and represent a sector of the economy we believe has excellent growth potential.

In our view, the U.S. equity market will remain volatile if the U.S. economy and corporate earnings bottom and begin to recover. We feel that because investors are wary of uncertainty it may be difficult to have a sustained rally in the stock market until it becomes apparent that corporate profits are not getting any worse. Once investors determine that the economy and earnings may have bottomed, we feel that the stock market should begin to anticipate a recovery in the economy. We believe this recovery will be led by the consumer and later supported by a pickup in capital spending. Low interest rates and lower taxes and energy costs have already resulted in a restimulation of consumer spending, which has accounted for two-thirds of gross domestic product growth.

International markets have given back some of their earlier gains, as signs of the recovery of the global economy have been mixed. Additionally, our belief that stock prices had run ahead of fundamentals seems to have materialized. Nevertheless, in our view, prospects for international markets remain high if investors can look beyond the short-term volatility.

GLOBAL TELECOMMUNICATIONS SERIES
For the six months ended June 30, 2002, Initial Class and Service Class shares of the series each provided a total return of -34.46%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -8.60% over the same period for the series' benchmark, the Morgan Stanley Capitalization International (MSCI) World Index. The MSCI World Index is an unmanaged market-capitalization-weighted total return index that monitors the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. During the same period, the average telecommunications fund tracked by Lipper Inc. returned -39.74%.

Telecommunications stocks declined further over the period despite a modest economic recovery. Wireline service providers suffered from continued slow demand, weak pricing, and excess capacity. These problems, along with news that WorldCom had misstated $3.8 billion in operating expenses, cast a cloud over the group's near-term outlook. Wireless stocks, especially those of U.S. companies, tumbled as subscriber growth rates slowed.

In the technology area, network and equipment providers were hard hit as service companies postponed capital spending. Communications semiconductor companies, which did well in the first quarter, pulled back sharply in the second quarter as investors concluded that the earlier uptick in orders had been mostly related to the restocking of low inventory levels. Wireless equipment companies suffered too, as orders dropped off. Media stocks declined a bit less than other telecom areas, buoyed by an improved outlook for advertising revenues.

The portfolio benefited from our strategy of seeking out safer havens in which to ride out the downturn. Our largest concentration -- about 40% of assets -- was in services companies. We focused on industry leaders, such as Verizon Communications, avoiding newer entrants and companies that we felt had deteriorating prospects such as WorldCom and Qwest Communications International. We also shifted some of our assets toward business services, building stakes in companies such as Affiliated Computer Services, which provides data processing outsourcing services, and Concord EFS, a transaction processor. These companies declined much less than the traditional telecom operators.

In contrast, our few domestic wireless holdings, most notably AT&T Wireless Services, posted huge losses as subscriber growth rates slowed. Cable stocks also remained under pressure, as investors worried about high debt loads and slowing revenue growth. News that Adelphia Communications, which we did not own, had failed to disclose a significant financial arrangement rocked the industry. Both Charter Communications, a cable company that we felt was well-managed, and EchoStar Communications, a satellite television company offering a cost efficient alternative to cable, tumbled sharply despite what we believed were strong business models.

Our technology stake sank to about 33% of assets due to depreciation and the sale of individual names whose outlooks had weakened. Our biggest disappointments were software names that were hurt by the cutbacks in corporate technology spending. Both VERITAS Software, a leader in storage software, and Rational Software, whose offerings target software developers, posted sizable declines in their stock prices. We held on to our stakes, believing that both companies have strong products that will be in demand once tech spending picks up.

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Among the tech names we sold were VeriSign, which was hurt as demand for its
Internet domain registration services dropped off, and wireless equipment companies such as QUALCOMM and Nokia that suffered as wireless growth slowed. We took profits in semiconductor companies, including Micron Technology and QLogic, after the first quarter run-up. Both subsequently declined amid worries about end market demand. We also benefited from owning and then selling Adobe Systems, a software company best known for its PhotoShop product. We used the proceeds to add to industry leaders such as Cisco Systems that we believed would be beneficiaries as the sector's prospects brighten.

We increased our stake in media stocks to about 27% of assets, expecting the group would hold up relatively well as the economic recovery gained momentum. Although the industry did not have an easy first half of the year, advertising-sensitive companies did benefit from an improving outlook. Our largest investments included Viacom, a conglomerate whose assets include CBS, Nickelodeon, Paramount Pictures, MTV, and Blockbuster, and Fox Entertainment Group, a media company with strong viewer ratings and recurring revenues from syndicated shows. We also owned Clear Channel Communications, a radio station, concert venue, and billboard operator that has grown through acquisitions. Unfortunately, its stock price plunged over the period, as investors seemed to worry about any companies with complex financial statements, which often go hand-in-hand with acquisition-based strategies.

We found some opportunities in foreign stocks, which represented about 24% of assets. Most of these were stocks that we felt had better competitive positions than their counterparts in the United States. We favored overseas wireless operators that dominated their markets, such as Vodafone in Europe and SK Telecom in Korea. We also added a new position in British Sky Broadcasting, a satellite television broadcaster in Europe with no direct competition, an attractive cost structure, and a wide array of channel offerings.

We believe the difficult period we've been through may be laying the foundation for better times ahead. We expect the economy to continue improving during the second half of 2002, which should help boost advertising revenues for media companies and strengthen demand for telecom services. By early summer, sales of ad space for the fall television season were running ahead of sales during the same period last year. We also see competition easing on the service side of the business as companies with high debt levels are forced to restructure, merge, or seek bankruptcy protection. In the spring, we began hearing anecdotal evidence that pricing was starting to improve. With companies halting the build-out of high-speed networks and Internet growth continuing, we believe demand will eventually catch up to supply.

In our opinion, the long-term trends driving the industry remain intact. We think the Internet is here to stay, as a tool for communications and for doing business more efficiently. Over time, more companies have been transitioning various functions to the Internet, including customer relationship management and supply chain management. We expect this ongoing shift to boost demand for software applications and bandwidth (or capacity). We also believe demand will grow for high-speed, broadband access to homes, driving new business for equipment and service companies. Finally, we expect new technology, especially applications related to next-generation cellular networks, to benefit the sector.

MANAGED SECTORS SERIES
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -14.73%, and Service Class shares -14.86%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period of -20.54% and -20.13%, respectively, for the series' benchmarks, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Index. The Lipper fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective portfolio classifications, adjusted for the reinvestment of capital gains distributions and income dividends. The series returns also compares to -13.16% return over the same period for the S&P 500.

Despite signs of a strengthening economy, the market continued to suffer from tough conditions during the period, including the continued threat of terrorism, disappointing earnings, and corporate accounting and reporting uncertainties. In addition, we felt that the relatively high valuations of many stocks still reflected the excesses of the 1990s.

All of these conditions created a challenging environment for investors in general and for the portfolio. Performance was hurt by our holdings in some of the hardest-hit sectors, including technology, telecommunications, and biotechnology. We sold companies as quickly as possible when we had concerns about management and accounting issues. This helped us avoid some of the steepest declines in the value of these stocks, but performance over the period was nonetheless negative.

A series of timely sales helped mitigate some losses and allowed the portfolio to outperform its benchmarks on a relative basis. Careful research and prudent advice from our analysts helped us eliminate several stocks before their sharpest declines in value.

Early in the year, we sold our large position in Tyco International, immediately after the first round of bad news about the company. Although we lost money, we sold Tyco before its steepest drop in value. We also sold our wireless services stocks, including Sprint PCS and Vodafone, well before their most precipitous drops. We eliminated these positions based on our analysts' concerns that subscriber growth and revenue were going to be disappointing. In addition, we sold our wireless equipment stocks, based on our assumption that if service providers were having problems selling to consumers, they wouldn't have the money to spend on equipment.

Biotechnology was another area in which we reduced or eliminated positions, based on our analysts' concerns about problems with drug trials and potential earnings disappointments. Again, while we did suffer some losses, some timely sales helped stem those losses, as many of these stocks were down significantly two months after we sold them. One example was ImClone Systems, which we eliminated when the first negative news broke about the Food and Drug Administration's (FDA's) assessment of its main product. As of the end of the period, ImClone's stock had fallen over 80% from its high in December of 2001.

The final group of timely sales was in our technology holdings. These included semiconductor and semiconductor capital equipment positions that had had very good runs in January and February. Since our analysts concluded that this increase in business was due to an inventory buildup rather than real demand, we sold these stocks shortly thereafter.

This has been a complicated market in which to invest. Relatively strong gross domestic product (GDP) growth -- about 3% in the first half of the year -- and even slightly improving earnings have not been enough to help stocks, given concerns about potential terrorism and corporate accounting scandals. Accordingly, we have tried to stay with higher quality companies and simpler "one-business" businesses that tend to grow internally, as opposed to big conglomerates or companies that grow through acquisition. It seems to us that management of these big conglomerates can take more liberties, which can result in more accounting uncertainties.

The one-business businesses we've focused on have been largely in the retail, energy services, and aerospace and defense areas. We've tried to increase the diversification of the portfolio by taking more medium and smaller positions across more industries, rather than large positions in one stock or industry. We've also tried to stay away from the largest 100 or so companies in the stock market. We have found these firms less attractive because many of them have grown by acquisition and because most of them have such huge revenues already that we think it may be hard for them to show relatively strong additional revenue growth.

Given recent challenging market conditions, we think it's very important to diversify outside traditional growth areas such as technology and biotechnology. Toward that end, we found some good investment ideas in areas such as aerospace and defense, where we bought Lockheed Martin, Northrop Grumman, and ITT Industries. We hope to see good earnings growth from these stocks, since military budgets have increased based on our homeland defense efforts.

Our research also uncovered some health care services companies that we felt had shown strong earnings growth, such as health maintenance organizations WellPoint Health Networks and Trigon Healthcare Inc. Another purchase was specialty clothing retailer Chico's, which did well in the first half of the year. Based on its small size and ability to grow by adding new stores, we think Chico's may continue to show strong earnings growth.

LOOKING AHEAD

Although we expect some continued market volatility, we believe the current correction is in its later stages. We also believe that earnings, which fell sharply last year, are on the mend. With inflation and interest rates likely to remain low throughout the rest of the year, we hope to see a pickup in home refinancing, which should help consumers spend more freely.

We anticipate a protracted recovery in the technology sector. Although the bubble has burst, there is still a lot of excess capacity in this sector and valuations remain high, in our opinion. We believe that because many companies lack strong revenue growth, corporate technology spending will remain weak. For this reason, we remained underweighted in technology, relative to our benchmarks.

Overall, we're keeping our "pro-cyclical" positioning -- that is, one that favors economically sensitive stocks that we think are likely to benefit most from an economic recovery. We have continued to focus on small- and mid-cap companies that we believe can generate internal growth and may be less exposed to corporate accounting issues.

NOTE TO INVESTORS: EFFECTIVE MARCH 15, 2002, THE RUSSELL 3000 GROWTH INDEX REPLACED THE S&P 500 AS THE SERIES' BENCHMARK. WE BELIEVE THE RUSSELL 3000 GROWTH INDEX MORE ACCURATELY REFLECTS OUR GROWTH DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE PORTFOLIO'S PERFORMANCE.

FOR COMPARISON WE HAVE ALSO PROVIDED RETURNS FOR THE S&P 500. EFFECTIVE JULY 30, 2002, THE MANAGED SECTORS SERIES WILL BE MANAGED BY A TEAM OF PORTFOLIO MANAGERS.

MASSACHUSETTS INVESTORS TRUST SERIES
For the six months ended June 30, 2002, the Initial and Service Class shares provided a total return of -12.22% and -12.32%, respectively. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return over the same period of -13.16% for the series' benchmark, the S&P 500. During the same period, the average large-cap core portfolio tracked by Lipper Inc., returned -12.36%.

Massachusetts Investors Trust Series is a diversified, core equity portfolio. We look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices, based on MFS Original Research(R). We attempt to manage risk from two perspectives: our bottom-up, fundamental research process focuses on risks as well as opportunities on a stock-by-stock basis; and on a top-down basis, we maintain a well diversified portfolio with below-market risk and above-market yield.

During a period when concerns about the level and quality of earnings weighed on the market, a number of our higher-quality, cyclical stocks (stocks whose earnings are more sensitive to changes in economic growth) as well as consumer staples stocks (household products, food & beverages) were among the strongest contributors to performance. Within the more cyclically sensitive groups, Viacom, Gannett, and New York Times all responded favorably to early signs of a recovery in advertising spending, after a sharp pull back last fall (following the September 11 tragedy). Within the Basic Materials sector, we added a position in 3M Company, which aided performance as the stock responded positively to new management and significant restructuring initiatives. Also within the materials sector, industry consolidation has supported higher prices and increasing returns on invested capital for industrial gas companies Praxair and Air Products, helping their stock prices over the period. We also added a position in International Paper, which benefited from strong cost control, improving margins, and a strong balance sheet.

The consumer staples holdings generally benefited from visible, stable top-line growth and improving margins (driven by restructuring and to a lesser extent by a weaker U.S. dollar), as well as from reasonable valuations. A stock's valuation is its price relative to earnings, sales and other fundamental factors. Our holdings in Procter & Gamble, Gillette, Kimberly Clark, Anheuser Busch, and PepsiCo all contributed to returns.

While a number of our Retail holdings performed well (Wal-Mart, Target, Sears, Lowes, and Family Dollar), these benefits were more than offset by disappointments from our supermarket holdings (Safeway, Kroger) and CVS. We did add a position in Walgreen's which benefited from some of the missteps at CVS and helped to offset some of the impact of CVS.

Performance within our Industrial Goods stocks was also divergent. Strong performance from defense-related stocks (Northrop Grumman, General Dynamics and Lockheed Martin) and machinery/tool stocks (Deere, Ingersoll-Rand, Danaher, and Caterpillar) was offset by downturns in United Technologies and General Electric, due in part to a downturn in their commercial aerospace businesses. We significantly reduced our exposure to commercial aerospace during the latter half of 2001 with the sale of Boeing and United Technologies. Tyco also hurt our performance in this sector, as the stock declined due to concerns about near-term liquidity, its longer-term growth rate, and overall accounting transparency. We reduced our position in Tyco significantly over the period, but have maintained a modest position. Certainly, risks remain, and therefore our position is small. However, with the sale of its CIT financing business, much of the near-term liquidity concern has been reduced, and we believe the remaining Tyco business are real and appear to represent value.

We also took advantage of volatility in the Technology sector to raise our weighting (actually, reduce our underweighting). We increased our Cisco weighting notably. While sales growth has been hurt significantly due to the downturn in enterprise and telecommunications spending, valuation appeared reasonable and the company has done a good job in reducing expenses to support margins during the downturn, ultimately positioning the company well for a stabilization/recovery in technology spending. We also added positions selectively in semiconductor and software companies over the period.

The performance of pharmaceutical stock has suffered this year due to concerns about weak new product pipelines and a slower, more cautious FDA. Our overall Healthcare position performed relatively well over the past year, due to our overweighting of hospital management and managed care stocks. While we reduced our exposure during the year to pharmaceutical issues due to these near-term concerns, valuations have come down sharply and may represent opportunity as we look out toward the coming year.

Overall, the macroeconomic fundamentals have improved somewhat since late last year, inflation and interest rates are low, and we believe earnings should grow again this year. Although uncertainties persist with respect to earnings quality and global political tensions, we believe that this is an excellent environment for conservative growth investing.

NOTE TO INVESTORS: EFFECTIVE JULY 1, 2002, MITCHELL D. DYNAN AND LIEHAR MOY ARE NO LONGER PORTFOLIO MANAGERS ON THE SERIES.

MID CAP GROWTH SERIES
For the six months ended June 30, 2002, Initial Class and Service Class shares of the series each provided a total return of -39.63%. These returns, which include the reinvestment of any dividends and capital gains distributions but does not reflect sales charges, compare to a return of -19.70% over the same period for the series' benchmark, the Russell MidCap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Over the same period, the average mid-cap growth portfolio tracked by Lipper, Inc., returned -16.68%.

Over the period, we saw a volatile and falling market, due largely to weak fundamentals -- business factors such as earnings and cash flow growth -- at a majority of companies. In addition, investor confidence was sharply eroded by a series of accounting scandals at firms that had formerly been poster children for the 1990's boom. We did see some bright spots on the consumer side of the economy, but, outside of that, things have been generally eroding. Toward the end of the period, it appeared to us that the pace of the erosion had started to slow, but we've not yet seen evidence of a solid, sustainable pickup in corporate earnings or profits.

As our analysts and portfolio managers talked to corporate managers over the period, we were still hearing that corporations were reluctant to commit to spending until they saw solid evidence their own businesses were improving. Although we had strong growth in gross domestic product (GDP) in the first quarter of 2002, that was largely driven by consumer spending, and we're seeing skepticism among investors that the pace of consumer spending can hold up. As of the end of the period, it appeared to us that the market environment was likely to remain uncertain and challenging for some time.

The main reason for the series' poor performance, on both an absolute and a relative basis, was the concentration of the portfolio; we held a number of very large positions in stocks that fell dramatically during the period. Until late last year, this strategy of holding large positions in stocks in which we had long-term confidence had worked well for the series; in the past six months, however, that strategy hurt the portfolio.

In a market that seemed to be dominated by investor doubt and fear, even small corporate problems led to sharply falling stock prices. An example in the portfolio was Cytyc, which makes the Thinprep cervical cancer test that has replaced the older form of the Pap test as the medical standard of care. Cytyc's stock was punished severely for what amounted to a short-term inventory correction: the company admitted to investors that excess inventory in its distribution channels would lead to lower sales over the next couple of quarters. However, we continued to have confidence in the company's long-term prospects. Thinprep has remained the dominant product in its market, and Cytyc is also working on a product called ProDuct that addresses breast cancer testing in a potentially revolutionary manner.

Some of our other large positions, however, were hurt by fundamental business problems that we don't believe will reverse in the near future. VeriSign, for example, which dominates the business of Internet domain name registrations, saw its stock fall sharply as it became clear that renewals of site names were declining, not leveling off as previously thought. Declining corporate spending on technology in general also hurt the other side of VeriSign's business, security software for Internet transactions.

Stock in Genzyme, a biotechnology firm that was another large holding in the series, also plummeted on bad news. The company failed to hit sales projections for its leading product, kidney drug Renagel, and future sales also looked weaker than we had previously expected. By the end of the period, we had significantly reduced our holdings in both Genzyme and VeriSign.

In June of 2002, Mark Regan, who had been lead manager of the portfolio, left the portfolio management team and David Sette-Ducati and Eric Fischman became managers of the series. Our investment philosophy is similar to that of previous management, in that we look for mid-cap companies that we believe have strong market shares in their industries and will offer growth at a reasonable price.

However, by the end of the period we had made a strong shift in portfolio construction that we expect to refine over the next quarter or so -- a transition to a more diversified and less concentrated strategy. Compared to previous periods, investors will see more companies in the portfolio and smaller positions in individual companies. We believe our research has uncovered opportunities in a number of areas outside of industries in which this portfolio has historically invested.

At the end of the period, we were invested in some relatively new areas for the series. Banks and nonbank financial services companies were one example. In a general move to increase our exposure to the consumer, we also increased our holdings in the leisure sector, especially in restaurants, and in the retail sector. Health care is another sector in which we've found growth opportunities in diverse areas, including product companies, service companies, and medical device companies. Going forward, we believe that this increased variety of smaller positions may help us navigate a market that may continue to be volatile and uncertain for some time.

NOTE TO INVESTORS: IN JUNE, 2002, DAVID E. SETTE-DUCATI BECAME LEAD MANAGER OF THE PORTFOLIO, REPLACING MARK REGAN, AND ERIC FISCHMAN BECAME A MANAGER OF THE PORTFOLIO. MR. SETTE-DUCATI HAD PREVIOUSLY WORKED WITH MR. REGAN AS A MANAGER OF THE PORTFOLIO.

RESEARCH SERIES
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -14.82% and Service Class shares returned -14.99%. These returns, which include the reinvestment of dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -13.16% over the same period for the series' benchmark, the S&P 500.

Investment research is the cornerstone of how the Research Series is managed -- independent, candid research performed by our analysts who are accountable to no one but our clients. That being said, our focus on research has become increasingly important and more challenging during this difficult market environment. Following the collapse of Enron, and the subsequent SEC investigations into the accounting practices of several large companies, there has been heightened scrutiny of the veracity of corporate financial statements. While not all the skepticism is warranted, the psychological impact on the market is huge, and that has caused investors to be more risk-averse.

Our response to this situation has been two-fold. We are closely analyzing companies' financial statements and comparing them to what their competitors are reporting. Severe discrepancies would cause concern and could call into question the integrity of what is being reported. Our second method is to find more nontraditional sources for gathering information; analysts need to develop their own networks within their respective industries. For example, suppose we are looking at a biotechnology company that has new medical device for detecting heart murmurs. Our analysts would be in contact with 20 or so cardiovascular doctors whose expertise would enable us to determine the viability of the new device and thus, whether the company would be a worthwhile investment.

The series continued to be overweighted in financial services, particularly in the insurance and banking arena, and we believe these areas could continue to benefit the portfolio through the rest of the year. Bank of America, which continued to report strong earnings, contributed to performance. Our retailing stocks have also produced positive results. As we have shifted the portfolio toward companies that exhibit more stable revenues and lower valuations, the consumer products and retailing sectors have has been one of the few areas with consistent earnings growth. We have concentrated on companies such as Gillette, a manufacturer of personal care products, as history has shown that the demand for razors has remained stable during periods when consumers are not spending as much. Other names, such as WalMart and Target, have been strong performers and we expect that trend to continue.

Areas that hurt performance in the last few months were some of our pharmaceutical and technology holdings, specifically Genzyme and Amdocs. Although we are positive on Genzyme for the long term, we remained underweighted in pharmaceuticals due to the lack of blockbuster drugs in development and the growing number of popular drugs whose patents are expiring. This will pave the way for generic manufacturers to produce the same drugs at much lower costs and that could have a significant effect on pharmaceutical companies.

Technology as a whole has been a very difficult sector to find opportunities, and though we have been underweighted, several tech names that we owned have performed poorly. For example, Amdocs, a manufacturer of telecom customer service billing software has seen a significant decline in value over the last few months due to the slowdown in corporate spending and decreased demand.

The market continues to be difficult to navigate. We expect the flight to safety and quality to continue. Investors are not willing to take on too many risks, and therefore we remain mostly interested in "safer haven" stocks. In addition, we expect this trend to continue as a result of the news reports surrounding SEC investigations plague the market. Given this environment, we have been positioning the portfolio towards more stable companies, which include the consumer staples and financial services sectors.

TOTAL RETURN SERIES
For the six months ended June 30, 2002, the Initial Class and Service Class shares provided a total return of -1.65% and -1.78%, respectively. This return, which includes the reinvestment of any dividends and capital gains distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of 3.79% for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index), an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt. During the same period, the average balanced portfolio tracked by Lipper Inc., returned -6.04%.

Our asset allocation strategy has remained consistent with approximately 55%-60% of the portfolio in stocks and the rest in fixed-income investments. At the end of the second quarter equities represented 55% of the portfolio's assets while 42% of the portfolio was invested in bonds, short-term securities, and money market instruments. We have traditionally taken this disciplined approach toward managing the portfolio because we believe it offers investors the ability to pursue growth while also helping to reduce risk and volatility through broad diversification across different asset classes.

We tend to focus on large capitalization value stocks. We locate companies that we believe possess discounted valuations while offering strong franchises, and solid prospects for cash and earnings growth. We believe that these are the types of firms that can most benefit performance over the long term through a variety of market backdrops. This conservative, value-oriented approach and our focus on businesses with reliable cash flows, predictable earnings, and reasonable valuations have helped the portfolio's performance during the difficult market environment over the past several years. A stock's valuation is its price relative to earnings, sales and other fundamental factors. The portfolio's positions in Sears and Bank of America contributed to its performance over the period due to a combination of strong earnings and relatively low valuations.

Stocks in the health care sector detracted from the portfolio's performance, specifically Bristol Myers. In general, pharmaceutical stocks have underperformed the market due to the lack of blockbuster drugs in development and the growing number of popular drugs whose patents are expiring.

We sought to discover significant opportunities in energy and basic materials, two sectors that have suffered due to the slowdown in economic activity. In our view, energy stocks -- particularly those companies with any business in natural gas -- enjoy a positive long-term growth story due to growing demand and constrained supply. In addition, we believe the current unstable political environment in the Middle East will serve to increase the value of natural resources such as oil and gas. In basic materials -- particularly chemical and paper stocks -- the current period of economic weakness has caused these stocks to become relatively cheap. However, we think that many of these companies will be able to raise prices and grow earnings strongly when an economic recovery eventually takes hold.

We also pursue a value-oriented approach to the bonds we select for the portfolio. During the past several years we've transitioned to a more conservative approach within the bond sub-portfolio. We reduced the stake in lower-rated, high-yield bonds and increased investments in higher-grade corporate debt. Our main objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasuries. Our focus remained on higher-quality corporate securities because we thought they offered more attractive values and yields than alternatives in the other bond sectors. We also think mortgage-backed securities offered attractive opportunities, as prepayment risk or mortgage refinancings were no longer a key risk to these securities. In addition, we think attractive yields and falling interest rate volatility all point to a favorable environment for mortgage-backed securities.

In our view, the environment remains very difficult for many companies going forward owing in large part to poor sales, earnings, and revenue visibility. While unemployment seemed to have stabilized, it has risen and many companies remain cautious about spending on capital upgrades. In this environment, we intend to pursue a consistent, prudent approach to security selection.

UTILITIES SERIES
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -20.67%, and Service Class shares -20.72%. These returns, which include the reinvestment of any dividends and capital gains distributions but does not reflect any applicable contract or surrender charges, compare to a return of -14.11% over the same period for the series' benchmark, the Standard & Poor's Utilities Index, a capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. Over the same period, the average utility portfolio tracked by Lipper Inc. returned -14.68%.

In the face of a challenging environment for utilities stocks, we maintained our investment strategy and our focus on delivering competitive yields and returns. We take what we believe is a unique approach to providing yield, keeping about 20% of the portfolio's assets in bonds and convertible securities. This provides the portfolio with income while freeing us up to focus about 80% of assets on utilities stocks that we believe have the strongest growth prospects. We take a diversified approach, spreading our stock investments across the electric, natural gas, telecommunications, and cable television and broadcast industries. In addition, we diversify geographically, depending on where we find the best investment opportunities. Up to 35% of the portfolio's assets can be invested overseas, although 10% to 25% has recently been a more typical range.

Electric utilities in general fared reasonably well over the period compared to some other energy-related industries, benefiting from anticipation that demand would increase as the economy improved. In addition, the electrics simply didn't have the same baggage as the gas companies, several of which were brought to their knees by the government's investigation of energy trading and accounting practices. Mild winter weather further hurt gas stocks as commodity prices weakened.

A few of the more broadly diversified broadcast and cable stocks moved up as investors looked ahead to a better advertising environment. But most cable stocks tumbled as subscriber growth rates slowed and company-specific concerns came to light, culminating in the bankruptcy of Adelphia Communications -- in which we had a small position that we sold before the firm's collapse. Telecommunications stocks, especially wireless names, plummeted further as the industry struggled with excess capacity, a crowded playing field, weak pricing, and the WorldCom scandal.

As always, we took a bottom-up approach to stock selection over the period, using MFS Original Research(R). We structured our equity investments, however, somewhat in the shape of a barbell. On one end, we had more defensive names such as KeySpan Corp., a natural gas company that has historically paid a steady dividend, and Entergy Corporation, an electric company that we felt had a strong balance sheet and good cash flows. On the other end, we had what we thought of as more aggressive investments with strong earnings growth prospects. This area included some of the diversified energy companies. Looking at diversification across industries, our biggest stake was in electric utilities, followed by roughly equal weights in natural gas and telecom firms, and then by broadcast and cable holdings.

Over the period, we added to overseas investments in electric and telecom names that we believed had stronger competitive positions than their domestic counterparts. A significant number of our wireless holdings, for example, have been foreign. Despite these changes, our telecom stake this year remained substantially lower than it has been in the past.

While we believe volatility in the sector will likely continue, we see some encouraging trends. We expect electricity and natural gas commodity prices to rise as the economy improves and energy demands grow in the manufacturing sector. Few, if any, new power plants are being built. In our view, that means that as the economy recovers, we're likely to see a supply/demand imbalance leading to firmer pricing.

On the telecom side, we expect to see increased demand for voice and data services as the economy recovers, easing excess capacity concerns. Several companies in the industry have new management. We think these shake-ups, along with the likelihood of industry consolidation, should help stock prices. We also believe there's strong growth potential from new technologies, which may enable domestic wireless companies especially to roll out new services.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary.)

                   TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

CAPITAL APPRECIATION SERIES(1),(13)

Initial Class
                                                      6 MONTHS           1 YEAR           3 YEARS         5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -23.32%           -31.57%          -37.88%          -7.51%        +135.23%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -31.57%          -14.67%          -1.55%          +8.93%
---------------------------------------------------------------------------------------------------------------------------------

Service Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -23.44%           -31.72%          -38.01%          -7.71%        +134.72%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -31.72%          -14.73%          -1.59%          +8.91%
---------------------------------------------------------------------------------------------------------------------------------

EMERGING GROWTH SERIES(1),(2),(12),(13)

Initial Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS           LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -23.87%           -34.11%          -36.75%          +4.66%         +71.77%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -34.11%          -14.16%          +0.92%          +7.84%
----------------------------------------------------------------------------------------------------------------------------------

Service Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS           LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -23.96%           -34.27%          -36.91%          +4.41%         +71.34%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -34.27%          -14.23%          +0.87%          +7.81%
----------------------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 1, 1995, through June 30, 2002.

GLOBAL GROWTH SERIES(1),(2),(10),(13)

Initial Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS           LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  -9.40%           -17.66%           -6.64%         +22.54%        +100.65%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -17.66%           -2.26%          +4.15%          +8.41%
----------------------------------------------------------------------------------------------------------------------------------

Service Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS           LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  -9.54%           -17.95%           -6.97%         +22.11%         +99.94%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -17.95%           -2.38%          +4.08%          +8.37%
----------------------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 16, 1993, through June 30, 2002.

GLOBAL TELECOMMUNICATIONS SERIES(1),(3),(5),(7),(8),(9),(10),(12),(13)

Initial Class
                                                                                         6 MONTHS          1 YEAR           LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                                    -34.46%         -49.40%         -74.69%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                                    --          -49.40%         -52.79%
----------------------------------------------------------------------------------------------------------------------------------

Service Class
                                                                                         6 MONTHS          1 YEAR           LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                                    -34.46%         -49.40%         -74.69%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                                    --          -49.40%         -52.79%
----------------------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, August 31, 2000, through June 30, 2002.

MANAGED SECTORS SERIES(1),(3),(5),(8),(12),(13)

Initial Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -14.73%           -25.83%          -30.29%          +0.31%        +118.74%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total                                        --            -25.83%          -11.33%          +0.06%          +8.14%
----------------------------------------------------------------------------------------------------------------------------------

Service Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -14.86%           -26.02%          -30.48%          +0.05%        +118.17%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -26.02%          -11.41%          +0.01%          +8.11%
----------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS INVESTORS TRUST SERIES(1),(13)

Initial Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -12.22%           -17.73%          -25.08%          +9.02%        +160.60%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -17.73%           -9.18%          +1.74%         +10.05%
----------------------------------------------------------------------------------------------------------------------------------

Service Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -12.32%           -17.90%          -25.24%          +8.78%        +160.04%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -17.90%           -9.24%          +1.70%         +10.03%
----------------------------------------------------------------------------------------------------------------------------------

MID CAP GROWTH SERIES(1),(8),(11),(12),(13)

Initial Class
                                                                                         6 MONTHS          1 YEAR           LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                                    -39.63%         -50.76%         -57.92%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                                    --          -50.76%         -37.69%
----------------------------------------------------------------------------------------------------------------------------------

Service Class
                                                                                         6 MONTHS          1 YEAR           LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                                                    -39.63%         -50.76%         -57.92%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                                    --          -50.76%         -37.69%
----------------------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, August 31, 2000, through June 30, 2002.

RESEARCH SERIES(1),(13)

Initial Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS           LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -14.82%           -23.07%          -26.90%          +5.01%        +100.21%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -23.07%           -9.92%          +0.98%          +9.51%
----------------------------------------------------------------------------------------------------------------------------------

Service Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS           LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -14.99%           -23.32%          -27.14%          +4.66%         +99.55%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -23.32%          -10.02%          +0.92%          +9.46%
----------------------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 7, 1994, through June 30, 2002.

TOTAL RETURN SERIES(1),(4),(6),(13)

Initial Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  -1.65%            -1.49%          +13.08%         +44.25%       +172.39%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --             -1.49%           +4.18%          +7.60%        +10.54%
---------------------------------------------------------------------------------------------------------------------------------

Service Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  -1.78%            -1.73%          +12.81%         +43.90%        +171.73%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --             -1.73%           +4.10%          +7.55%         +10.51%
----------------------------------------------------------------------------------------------------------------------------------

UTILITIES SERIES(1),(5),(6),(9),(13)

Initial Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS            LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -20.67%           -33.13%          -23.33%         +16.94%         +99.61%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -33.13%           -8.47%          +3.18%          +8.35%
----------------------------------------------------------------------------------------------------------------------------------

Service Class
                                                      6 MONTHS            1 YEAR          3 YEARS         5 YEARS           LIFE*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -20.72%           -33.28%          -23.50%         +16.68%         +99.17%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --            -33.28%           -8.54%          +3.13%          +8.32%
----------------------------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 16, 1993, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge, Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee.

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than initial Class performance.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

RISK CONSIDERATIONS

(1) Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investing in emerging growth companies is riskier than investing in more-established companies.

(3) Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

(4) Investments is lower-rated securities may provide greater returns but may have greater-than-average risk.

(5) As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net assets value. An investment in the portfolio is not a complete investment program.

(6) The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

(7) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(8) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(9) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

(10) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

(11) Investing in mid-sized companies is riskier than investing in more-established companies.

(12) When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

(13) These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002

CAPITAL APPRECIATION SERIES

STOCKS -- 97.5%

ISSUER                                                      SHARES          VALUE
U.S. STOCKS -- 92.6%
AEROSPACE -- 0.7%
Northrop Grumman Corp.                                        47,200   $      5,900,000
                                                                       ----------------
APPAREL & TEXTILES -- 1.0%
Nike, Inc., "B"                                              158,700   $      8,514,255
                                                                       ----------------
AUTOMOTIVE -- 1.2%
Harley-Davidson, Inc.                                        203,980   $     10,458,055
                                                                       ----------------
BANKS & CREDIT COS. -- 0.6%
Capital One Financial Corp.                                   85,300   $      5,207,565
                                                                       ----------------
BIOTECHNOLOGY -- 2.5%
Abbott Laboratories, Inc.                                    185,100   $      6,969,015
Amgen, Inc.*                                                 157,600          6,600,288
Pharmacia Corp.                                              233,200          8,733,340
                                                                       ----------------
                                                                       $     22,302,643
                                                                       ----------------
BUSINESS MACHINES -- 0.9%
Affiliated Computer Services, Inc., "A"*                     173,200   $      8,223,536
                                                                       ----------------
BUSINESS SERVICES -- 6.3%
Automatic Data Processing, Inc.                              282,800   $     12,315,940
BISYS Group, Inc.*                                           320,900         10,685,970
Concord EFS, Inc.*                                           432,300         13,029,522
First Data Corp.                                             458,600         17,059,920
Sabre Group Holding, Inc., "A"*                               54,770          1,960,766
                                                                       ----------------
                                                                       $     55,052,118
                                                                       ----------------
CHEMICALS -- 0.6%
Praxair, Inc.                                                 86,900   $      4,950,693
                                                                       ----------------
COMPUTER HARDWARE -- SYSTEMS -- 2.4%
Dell Computer Corp.*                                         363,400   $      9,499,276
Lexmark International, Inc.*                                 207,200         11,271,680
                                                                       ----------------
                                                                       $     20,770,956
                                                                       ----------------
COMPUTER SOFTWARE -- 2.0%
Oracle Corp.*                                              1,321,160   $     12,511,385
Rational Software Corp.*                                     613,720          5,038,641
                                                                       ----------------
                                                                       $     17,550,026
                                                                       ----------------
COMPUTER SOFTWARE -- PERSONAL
 COMPUTERS -- 2.8%
Microsoft Corp.*                                             455,900   $     24,937,730
                                                                       ----------------
COMPUTER SOFTWARE -- SERVICES -- 2.1%
SunGard Data Systems, Inc.*                                  344,700   $      9,127,656
VERITAS Software Corp.*                                      461,915          9,141,298
                                                                       ----------------
                                                                       $     18,268,954
                                                                       ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.5%
Brocade Communications Systems, Inc.*                        249,300   $      4,357,764
Cadence Design Systems, Inc.*                                310,300          5,002,036
Peoplesoft, Inc.*                                            279,500          4,158,960
                                                                       ----------------
                                                                       $     13,518,760
                                                                       ----------------
CONGLOMERATES -- 0.6%
General Electric Co.                                         168,450   $      4,893,473
                                                                       ----------------
CONSUMER GOODS & SERVICES -- 2.8%
Avon Products, Inc.                                            3,300   $        172,392
Gillette Co.                                                 280,720          9,507,987
Kimberly-Clark Corp.                                          96,500          5,983,000
Philip Morris Cos., Inc.                                     192,800          8,421,504
                                                                       ----------------
                                                                       $     24,084,883
                                                                       ----------------
ELECTRONICS -- 4.6%
Analog Devices, Inc.*                                        473,890   $     14,074,533
Linear Technology Corp.                                      229,700          7,219,471
LSI Logic Corp.*                                             212,120          1,856,050
Maxim Integrated Products, Inc.*                              78,100          2,993,573
Novellus Systems, Inc.*                                       85,400          2,903,600
Teradyne, Inc.*                                              143,500          3,372,250
Texas Instruments, Inc.                                      340,410          8,067,717
                                                                       ----------------
                                                                       $     40,487,194
                                                                       ----------------
ENTERTAINMENT -- 9.3%
AOL Time Warner, Inc.*                                       260,700   $      3,834,897
Clear Channel Communications, Inc.*                          493,195         15,792,104
Fox Entertainment Group, Inc.*                               604,040         13,137,870
The Walt Disney Co.                                          168,800          3,190,320
Univision Communications, Inc., "A"*                         137,700          4,323,780
Viacom, Inc., "B"*                                           919,387         40,793,201
                                                                       ----------------
                                                                       $     81,072,172
                                                                       ----------------
FINANCIAL INSTITUTIONS -- 7.8%
American Express Co.                                         252,200   $      9,159,904
Citigroup, Inc.                                              417,303         16,170,491
Freddie Mac                                                  242,100         14,816,520
Goldman Sachs Group, Inc.                                    158,080         11,595,168
Merrill Lynch & Co., Inc.                                    299,370         12,124,485
Morgan Stanley Dean Witter & Co.                             111,400          4,799,112
                                                                       ----------------
                                                                       $     68,665,680
                                                                       ----------------
FINANCIAL SERVICES -- 1.4%
Mellon Financial Corp.                                       376,400   $     11,830,252
                                                                       ----------------
FOOD & BEVERAGE PRODUCTS -- 1.2%
Anheuser-Busch Cos., Inc.                                     19,000   $        950,000
Kellogg Co.                                                  275,100          9,865,086
                                                                       ----------------
                                                                       $     10,815,086
                                                                       ----------------
FOREST & PAPER PRODUCTS -- 0.7%
International Paper Co.                                      131,700   $      5,739,486
                                                                       ----------------
HEALTHCARE -- 0.9%
Anthem, Inc.*                                                113,600   $      7,665,728
                                                                       ----------------
INSURANCE -- 4.0%
American International Group, Inc.                           300,010   $     20,469,682
Chubb Corp.                                                   50,800          3,596,640
MetLife, Inc.                                                157,000          4,521,600
Travelers Property Casualty Corp.*                           376,200          6,658,740
                                                                       ----------------
                                                                       $     35,246,662
                                                                       ----------------
MACHINERY -- 1.1%
Danaher Corp.                                                151,700   $     10,065,295
                                                                       ----------------
MEDICAL & HEALTH PRODUCTS -- 6.3%
Baxter International, Inc.                                   231,400   $     10,285,730
Eli Lilly & Co.                                              162,030          9,138,492
Forest Laboratories, Inc.*                                    46,700          3,306,360
Pfizer, Inc.                                                 778,985         27,264,475
Stryker Corp.                                                 98,200          5,254,682
                                                                       ----------------
                                                                       $     55,249,739
                                                                       ----------------
MEDICAL & HEALTH TECHNOLOGY
 SERVICES -- 5.0%
Express Scripts, Inc.*                                       186,200   $      9,330,482
Genzyme Corp.*                                               139,900          2,691,676
HEALTHSOUTH Corp.*                                           491,900          6,291,401
IMS Health, Inc.                                             277,200          4,975,740
Tenet Healthcare Corp.*                                      186,900         13,372,695
UnitedHealth Group, Inc.                                      82,000          7,507,100
                                                                       ----------------
                                                                       $     44,169,094
                                                                       ----------------
OIL SERVICES -- 0.5%
Baker Hughes, Inc.                                           136,500   $      4,544,085
                                                                       ----------------
OILS -- 1.5%
Anadarko Petroleum Corp.                                     195,300   $      9,628,290
Devon Energy Corp.                                            63,600          3,134,208
                                                                       ----------------
                                                                       $     12,762,498
                                                                       ----------------
PHARMACEUTICALS -- 2.1%
Wyeth                                                        364,900   $     18,682,880
                                                                       ----------------
PRINTING & PUBLISHING -- 1.0%
Gannett Co., Inc.                                            120,400   $      9,138,360
                                                                       ----------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Starwood Hotels & Resorts Co.                                107,000   $      3,519,230
                                                                       ----------------

                                       12

ISSUER                                                      SHARES          VALUE
RESTAURANTS & LODGING -- 1.1%
Brinker International, Inc.*                                 170,100   $      5,400,675
Cendant Corp.*                                               278,300          4,419,404
                                                                       ----------------
                                                                       $      9,820,079
                                                                       ----------------
RETAIL -- 7.4%
Best Buy Co., Inc.*                                           85,100   $      3,089,130
BJ's Wholesale Club, Inc.*                                    88,100          3,391,850
CVS Corp.                                                    125,000          3,825,000
Family Dollar Stores, Inc.                                   180,600          6,366,150
Home Depot, Inc.                                             368,500         13,535,005
Kohl's Corp.*                                                 51,900          3,637,152
Sears, Roebuck & Co.                                          69,700          3,784,710
Target Corp.                                                 469,540         17,889,474
Wal-Mart Stores, Inc.                                        161,600          8,889,616
                                                                       ----------------
                                                                       $     64,408,087
                                                                       ----------------
SPECIAL PRODUCTS & SERVICES -- 1.7%
3M Co.                                                       121,100   $     14,895,300
                                                                       ----------------
TELECOMMUNICATIONS -- 1.5%
Amdocs Ltd.*                                                 143,300   $      1,081,915
EchoStar Communications Corp.*                               639,995         11,878,307
                                                                       ----------------
                                                                       $     12,960,222
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELESS -- 0.8%
American Tower Corp., "A"*                                   795,620   $      2,744,889
AT&T Wireless Services, Inc.*                                657,820          3,848,247
                                                                       ----------------
                                                                       $      6,593,136
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELINE -- 2.9%
Cisco Systems, Inc.*                                       1,519,440   $     21,196,188
QLogic Corp.*                                                109,130          4,157,853
                                                                       ----------------
                                                                       $     25,354,041
                                                                       ----------------
TRANSPORTATION -- 1.4%
Fedex Corp.                                                   83,900   $      4,480,260
United Parcel Service, Inc.                                  125,700          7,761,975
                                                                       ----------------
                                                                       $     12,242,235
                                                                       ----------------
    Total U.S. Stocks                                                  $    810,560,188
                                                                       ----------------
FOREIGN STOCKS -- 4.9%
BERMUDA -- 2.3%
Accenture Ltd. (Business Services)*                          118,500   $      2,251,500
Ace Ltd. (Insurance)                                         175,200          5,536,320
XL Capital Ltd. (Insurance)                                  148,100         12,544,070
                                                                       ----------------
                                                                       $     20,331,890
                                                                       ----------------
FRANCE -- 1.2%
Aventis S.A. (Pharmaceuticals)                               149,700   $     10,586,309
                                                                       ----------------
NETHERLANDS -- 0.6%
STMicroelectronics N.V. (Electronics)                        194,000   $      4,720,020
                                                                       ----------------
UNITED KINGDOM -- 0.8%
Vodafone Group PLC
 (Telecommunications)                                      4,830,558   $      6,627,330
                                                                       ----------------
    Total Foreign Stocks                                               $     42,265,549
                                                                       ----------------
    Total Stocks (Identified Cost, $1,045,451,204)                     $     852,825,737
                                                                       ----------------

SHORT-TERM OBLIGATIONS - 1.6%
ISSUER                                             PRINCIPLES AMOUNT        VALUE
                                                     (000 OMITTED)
General Electric Capital Corp.,
 due 7/01/02, AT AMORTIZED COST                     $         14,055   $     14,055,000
                                                                       ----------------
REPURCHASE AGREEMENT -- 1.8%
Merrill Lynch, dated 06/28/02, due 07/01/02,
   total to be received $15,893,582
   (secured by various U.S. Treasury and
   Federal Agency obligations in a jointly
   traded account), at Cost                         $         15,891   $     15,891,000
                                                                       ----------------
    Total Investments
     (Identified Cost, $1,075,397,204)                                 $    882,771,737
                                                                       ----------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.9)%                                                 (7,523,954)
                                                                       ----------------
    Net Assets -- 100.0%                                               $    875,247,783
                                                                       ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
EMERGING GROWTH SERIES

STOCKS -- 97.9%%

ISSUER                                                        SHARES         VALUE
U.S. STOCKS -- 92.1%
AEROSPACE -- 0.4%
Northrop Grumman Corp.                                        19,100   $      2,387,500
                                                                       ----------------
APPAREL & TEXTILES -- 0.7%
Nike, Inc., "B"                                               70,920   $      3,804,858
                                                                       ----------------
AUTOMOTIVE -- 1.8%
Harley-Davidson, Inc.                                        207,230   $     10,624,682
                                                                       ----------------
BANKS & CREDIT COS. -- 1.2%
Capital One Financial Corp.                                   61,070   $      3,728,323
Comerica, Inc.                                                27,200          1,670,080
New York Community Bancorp, Inc.                               4,100            109,388
SouthTrust Corp.                                              50,400          1,316,448
                                                                       ----------------
                                                                       $      6,824,239
                                                                       ----------------
BIOTECHNOLOGY -- 1.6%
Abbott Laboratories, Inc.                                     42,300   $      1,592,595
Amgen, Inc.*                                                 116,820          4,892,422
Genentech, Inc.*                                              35,100          1,175,850
Pharmacia Corp.                                               50,800          1,902,460
                                                                       ----------------
                                                                       $      9,563,327
                                                                       ----------------
BUSINESS MACHINES -- 1.3%
Affiliated Computer Services, Inc., "A"*                     144,240   $      6,848,515
Hewlett-Packard Co.                                           32,520            496,906
                                                                       ----------------
                                                                       $      7,345,421
                                                                       ----------------
BUSINESS SERVICES -- 10.4%
Apollo Group, Inc.*                                           82,430   $      3,249,391
ARAMARK Corp.*                                               101,570          2,539,250
Automatic Data Processing, Inc.                              116,828          5,087,859
BEA Systems, Inc.*                                            77,092            733,145
BISYS Group, Inc.*                                           277,830          9,251,739
Catalina Marketing Corp.*                                     11,300            318,886
Concord EFS, Inc.*                                           381,210         11,489,669
CSG Systems International, Inc.*                              10,970            209,966
DST Systems, Inc.*                                            94,630          4,325,537
First Data Corp.                                             246,646          9,175,231
Fiserv, Inc.*                                                132,260          4,855,265
Iron Mountain, Inc.*                                          75,430          2,327,016
Manpower, Inc.                                                 5,240            192,570
Robert Half International, Inc.*                             105,650          2,461,645
Sabre Group Holding, Inc., "A"*                              114,440          4,096,952
                                                                       ----------------
                                                                       $     60,314,121
                                                                       ----------------
CELLULAR PHONES -- 0.4%
Motorola, Inc.                                               153,640   $      2,215,489
                                                                       ----------------
CHEMICALS -- 0.5%
Praxair, Inc.                                                 47,870   $      2,727,154
                                                                       ----------------
COMPUTER HARDWARE -- SYSTEMS -- 2.2%
Dell Computer Corp.*                                         270,160   $      7,061,982
Lexmark International, Inc.*                                 110,282          5,999,341
                                                                       ----------------
                                                                       $     13,061,323
                                                                       ----------------
COMPUTER SERVICES
CDW Computer Centers, Inc.*                                    4,800   $        224,688
                                                                       ----------------
COMPUTER SOFTWARE -- 1.4%
Oracle Corp.*                                                883,117   $      8,363,118
                                                                       ----------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 1.2%
Electronic Arts, Inc.*                                        19,520   $      1,289,296
Microsoft Corp.*                                              99,100          5,420,770
                                                                       ----------------
                                                                       $      6,710,066
                                                                       ----------------
COMPUTER SOFTWARE -- SERVICES -- 2.2%
CheckFree Corp.*                                               4,830   $         75,541
Legato Systems, Inc.*                                         43,900            158,040
SunGard Data Systems, Inc.*                                  239,340          6,337,723
VERITAS Software Corp.*                                      299,910          5,935,219
                                                                       ----------------
                                                                       $     12,506,523
                                                                       ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 3.0%
Adobe Systems, Inc.                                           21,710   $        618,735
Brocade Communications Systems, Inc.*                        267,570          4,677,123
Cadence Design Systems, Inc.*                                111,900          1,803,828
Citrix Systems, Inc.*                                        160,852            971,546
Jack Henry & Associates, Inc.                                 63,900          1,066,491
McDATA Corp.*                                                 83,090            732,023
Network Associates, Inc.*                                     25,260            486,760
Peoplesoft, Inc.*                                            229,900          3,420,912
Rational Software Corp.*                                     392,570          3,223,000
Siebel Systems, Inc.*                                         18,600            264,492
                                                                       ----------------
                                                                       $     17,264,910
                                                                       ----------------
CONGLOMERATES -- 0.4%
General Electric Co.                                          37,000   $      1,074,850
Tyco International Ltd.                                      103,727          1,401,352
                                                                       ----------------
                                                                       $      2,476,202
                                                                       ----------------
CONSTRUCTION -- 0.2%
KB Home                                                      20,860    $      1,074,499
                                                                       ----------------
CONSUMER GOODS & SERVICES -- 1.3%
Avon Products, Inc.                                              700   $         36,568
Gillette Co.                                                  66,700          2,259,129
Kimberly-Clark Corp.                                          22,000          1,364,000
Philip Morris Cos., Inc.                                      80,770          3,528,034
RJ Reynolds Tobacco Holdings, Inc.                            10,700            575,125
                                                                       ----------------
                                                                       $      7,762,856
                                                                       ----------------
ELECTRONICS -- 4.2%
Analog Devices, Inc.*                                        251,372   $      7,465,749
General Motors Corp. "H"                                      10,100            105,040
Intersil Holding Corp.*                                      154,264          3,298,164
Linear Technology Corp.                                      131,770          4,141,531
LTX Corp.*                                                    34,500            492,660
Maxim Integrated Products, Inc.*                              32,500          1,245,725
Micrel, Inc.*                                                 27,940            401,777
Novellus Systems, Inc.*                                       45,376          1,542,784
Skyworks Solutions, Inc.                                      23,060            127,983
Tektronix, Inc.*                                             108,070          2,021,990
Teradyne, Inc.*                                               46,700          1,097,450
Texas Instruments, Inc.                                       74,400          1,763,280
Xilinx, Inc.*                                                 41,072            921,245
                                                                       ----------------
                                                                       $     24,625,378
                                                                       ----------------
ENTERTAINMENT -- 7.1%
AOL Time Warner, Inc.*                                        58,900   $        866,419
Clear Channel Communications, Inc.*                          262,300          8,398,846
Emmis Broadcasting Corp., "A"*                                24,740            524,241
Entercom Communications Corp.*                                47,188          2,165,929
Fox Entertainment Group, Inc.*                               207,794          4,519,519
Hearst-Argyle Television, Inc.*                               45,040          1,015,652
Hispanic Broadcasting Corp.*                                 135,600          3,539,160
International Game Technology*                                16,330            925,911
The Walt Disney Co.                                           38,500            727,650
Univision Communications, Inc., "A"*                          75,900          2,383,260
Viacom, Inc., "B"*                                           371,440         16,480,793
                                                                       ----------------
                                                                       $     41,547,380
                                                                       ----------------
FINANCIAL INSTITUTIONS -- 5.5%
American Express Co.                                          55,200   $      2,004,864
Citigroup, Inc.                                              165,869          6,427,424
Freddie Mac                                                  149,010          9,119,412
Goldman Sachs Group, Inc.                                    102,534          7,520,869
Merrill Lynch & Co., Inc.                                    141,964          5,749,542
Morgan Stanley Dean Witter & Co.                              26,300          1,133,004
                                                                       ----------------
                                                                       $     31,955,115
                                                                       ----------------

                                       14

ISSUER                                                       SHARES         VALUE
FINANCIAL SERVICES -- 0.7%
Mellon Financial Corp.                                        90,800   $      2,853,844
National Commerce Financial Corp.                             35,100            923,130
                                                                       ----------------
                                                                       $      3,776,974
                                                                       ----------------
FOOD & BEVERAGE PRODUCTS -- 0.4%
Anheuser-Busch Cos., Inc.                                      4,100   $        205,000
Kellogg Co.                                                   60,000          2,151,600
                                                                       ----------------
                                                                       $      2,356,600
                                                                       ----------------
FOREST & PAPER PRODUCTS -- 1.0%
Bowater, Inc.                                                 19,290   $      1,048,797
International Paper Co.                                      108,000          4,706,640
                                                                       ----------------
                                                                       $      5,755,437
                                                                       ----------------
HEALTHCARE -- 1.6%
Anthem, Inc.*                                                 73,630   $      4,968,553
Caremark Rx, Inc.*                                           275,140          4,539,810
Weight Watchers International, Inc.*                           1,260             54,734
                                                                       ----------------
                                                                       $      9,563,097
                                                                       ----------------
INSURANCE -- 2.9%
American International Group, Inc.                           115,140   $      7,856,002
Arthur J. Gallagher & Co.                                      7,800            270,270
Chubb Corp.                                                   13,200            934,560
Hartford Financial Services Group, Inc.                       26,530          1,577,739
MetLife, Inc.                                                 58,000          1,670,400
Safeco Corp.                                                  29,750            918,978
The St. Paul Cos., Inc.                                       32,546          1,266,690
Travelers Property Casualty Corp.                            127,930          2,264,361
                                                                       ----------------
                                                                       $     16,759,000
                                                                       ----------------
INTERNET -- 0.3%
Retek, Inc.*                                                  31,900   $        775,170
VeriSign, Inc.*                                              160,047          1,150,738
                                                                       ----------------
                                                                       $      1,925,908
                                                                       ----------------
MACHINERY -- 0.7%
Danaher Corp.                                                 61,600   $      4,087,160
                                                                       ----------------
MEDIA -- 0.4%
Lin TV Corp.*                                                  1,700   $         45,968
McClatchy Co.                                                 12,100            777,425
Westwood One, Inc.*                                           36,620          1,223,840
                                                                       ----------------
                                                                       $      2,047,233
                                                                       ----------------
MEDICAL & HEALTH PRODUCTS -- 5.3%
Allergan, Inc.                                                15,241   $      1,017,337
Applera Corp.-- Applied
  Biosystems Group                                             6,628            129,180
Baxter International, Inc.                                   131,670          5,852,731
DENTSPLY International, Inc.                                   5,800            214,078
Digene Corp.                                                  34,990            411,545
Eli Lilly & Co.                                               78,330          4,417,812
Forest Laboratories, Inc.*                                    43,580          3,085,464
Pfizer, Inc.                                                 343,970         12,038,950
Stryker Corp.                                                 48,030          2,570,085
Varian Medical Systems Inc.*                                  21,430            868,987
                                                                       ----------------
                                                                       $     30,606,169
                                                                       ----------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 8.2%
Cardinal Health, Inc.                                         52,830   $      3,244,290
Cytyc Corp.*                                                  83,920            639,470
Express Scripts, Inc.*                                       163,340          8,184,968
Genzyme Corp.*                                               115,610          2,224,336
HEALTHSOUTH Corp.*                                           272,310          3,482,845
IMS Health, Inc.                                             246,260          4,420,367
Laboratory Corporation of
  America Holdings*                                          127,040          5,799,376
Lincare Holdings, Inc.*                                       88,670          2,864,041
Medimmune, Inc.                                               24,080            635,712
Tenet Healthcare Corp.*                                       90,770          6,494,594
UnitedHealth Group, Inc.                                      83,460   $      7,640,763
Wellpoint Health Networks, Inc.*                              27,220          2,117,988
                                                                       ----------------
                                                                       $     47,748,750
                                                                       ----------------
OIL SERVICES -- 1.4%
Baker Hughes, Inc.                                           137,590   $      4,580,371
BJ Services Co.*                                              47,220          1,599,814
Cooper Cameron Corp.*                                         30,960          1,499,083
GlobalSantaFe Corp.                                            7,000            191,450
Noble Corp.*                                                   4,000            154,400
Transocean Sedco Forex, Inc.                                   8,300            258,545
                                                                       ----------------
                                                                       $      8,283,663
                                                                       ----------------
OILS -- 0.5%
Anadarko Petroleum Corp.                                      43,900   $      2,164,270
Newfield Exploration Co.*                                     14,700            546,399
                                                                       ----------------
                                                                       $      2,710,669
                                                                       ----------------
PHARMACEUTICALS -- 2.2%
AdvancePCS*                                                    4,200   $        100,548
Barr Laboratories, Inc.*                                      10,200            648,006
IVAX Corp.*                                                   48,030            518,724
King Pharmaceuticals, Inc.*                                   10,900            242,525
Mylan Laboratories, Inc.                                      69,690          2,184,781
Wyeth                                                        176,620          9,042,944
                                                                       ----------------
                                                                       $     12,737,528
                                                                       ----------------
PRINTING & PUBLISHING -- 1.8%
E.W. Scripps Co.                                              17,140   $      1,319,780
Gannett Co., Inc.                                             26,300          1,996,170
Lee Enterprises, Inc.                                          5,800            203,000
McGraw-Hill Cos., Inc.                                        37,720          2,251,884
Meredith Corp.                                                26,300          1,008,605
New York Times Co.                                            31,490          1,621,735
Tribune Co.                                                   46,000          2,001,000
                                                                       ----------------
                                                                       $     10,402,174
                                                                       ----------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Starwood Hotels & Resorts Co.                                 70,760   $      2,327,296
                                                                       ----------------
RESTAURANTS & LODGING -- 3.0%
Brinker International, Inc.*                                 146,530   $      4,652,327
CEC Entertainment, Inc.*                                      47,610          1,966,293
Cendant Corp.*                                               376,190          5,973,897
Jack in the Box, Inc.*                                        10,700            340,260
Outback Steakhouse, Inc.*                                     78,020          2,738,502
Sonic Corp.*                                                  10,700            336,087
Starbucks Corp.*                                              56,750          1,410,238
                                                                       ----------------
                                                                       $     17,417,604
                                                                       ----------------
RETAIL -- 7.8%
Barnes & Noble, Inc.*                                         66,780   $      1,764,995
Best Buy Co., Inc.*                                           86,060          3,123,978
BJ's Wholesale Club, Inc.*                                    77,580          2,986,830
Cost Plus, Inc.*                                              12,800            391,424
CVS Corp.                                                     54,000          1,652,400
Dollar Tree Stores, Inc.*                                     53,900          2,124,199
Family Dollar Stores, Inc.                                    87,240          3,075,210
Home Depot, Inc.                                             153,970          5,655,318
Kohl's Corp.*                                                 33,820          2,370,106
Lowe's Cos., Inc.                                             71,042          3,225,307
Sears, Roebuck & Co.                                          46,790          2,540,697
Talbots, Inc.                                                 33,900          1,186,500
Target Corp.                                                 225,910          8,607,171
Tiffany & Co.                                                 43,850          1,543,520
Wal-Mart Stores, Inc.                                         35,100          1,930,851
Walgreen Co.                                                  60,140          2,323,208
Williams-Sonoma, Inc.*                                        33,720          1,033,855
                                                                       ----------------
                                                                       $     45,535,569
                                                                       ----------------

                                       15

ISSUER                                                       SHARES          VALUE
SPECIAL PRODUCTS & SERVICES -- 0.6%
3M Co.                                                        26,400   $      3,247,200
                                                                       ----------------
TECHNOLOGY -- 0.1%
Macrovision Corp.*                                            41,600   $        545,376
                                                                       ----------------
TELECOMMUNICATIONS -- 2.0%
Amdocs Ltd.*                                                  32,800   $        247,640
Cox Communications, Inc.*                                     14,500            399,475
Crown Castle International Corp.*                            235,700            926,301
EchoStar Communications Corp.*                               512,170          9,505,875
L-3 Communications Holding, Inc.*                             15,460            834,840
                                                                       ----------------
                                                                       $     11,914,131
                                                                       ----------------
TELECOMMUNICATIONS & CABLE -- 0.2%
Comcast Corp., "A"*                                           59,640   $      1,421,818
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELESS -- 0.4%
American Tower Corp., "A"*                                   372,460   $      1,284,987
AT&T Wireless Services, Inc.*                                158,900            929,565
                                                                       ----------------
                                                                       $      2,214,552
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELINE -- 2.3%
Advanced Fibre Communications, Inc.*                          32,730   $        541,354
Cisco Systems, Inc.*                                         777,261         10,842,791
Emulex Corp.*                                                 30,000            675,300
GlobespanVirata, Inc.*                                        13,050             50,504
QLogic Corp.*                                                 35,260          1,343,406
USA Interactive, Inc.*                                         4,500            105,525
                                                                       ----------------
                                                                       $     13,558,880
                                                                       ----------------
TRANSPORTATION -- 0.9%
Fedex Corp.*                                                  18,300   $        977,220
United Parcel Service, Inc.                                   67,950          4,195,913
                                                                       ----------------
                                                                       $      5,173,133
                                                                       ----------------
TRANSPORTATION -- SERVICES
Expeditors International of
  Washington, Inc.                                             4,400   $        145,904
                                                                       ----------------
    Total U.S. Stocks                                                  $    535,640,674
                                                                       ----------------
FOREIGN STOCKS -- 5.8%
BERMUDA -- 1.4%
Accenture Ltd. (Business Services)*                           25,900   $        492,100
Ace Ltd. (Insurance)                                          68,100          2,151,960
XL Capital Ltd. (Insurance)                                   62,760          5,315,772
                                                                       ----------------
                                                                       $      7,959,832
                                                                       ----------------
CANADA -- 0.7%
Biovail Corp. (Pharmaceuticals)*                             106,436   $      3,082,386
Celestica Inc. (Business Services)*                           15,284            347,100
Zarlink Semiconductor, Inc. (Electronics)*                   104,700            532,923
                                                                       ----------------
                                                                       $      3,962,409
                                                                       ----------------
FRANCE -- 0.7%
Aventis S.A. (Pharmaceuticals)                                34,000   $      2,404,372
Sanofi-Synthelabo S.A. (Medical &
  Health Products)                                            31,610          1,919,138
                                                                       ----------------
                                                                       $      4,323,510
                                                                       ----------------
GERMANY -- 0.1%
Fresenius Medical Care AG, Preferred
  (Medical Supplies)                                          18,800   $        633,516
                                                                       ----------------
ISRAEL -- 0.9%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)*                            36,400   $        493,584
Teva Pharmaceutical Industries Ltd.
  (Pharmaceuticals)                                           71,100          4,748,058
                                                                       ----------------
                                                                       $      5,241,642
                                                                       ----------------
NETHERLANDS -- 0.6%
ASM International N.V. (Electronics)*                         40,780   $        703,863
ASM Lithography Holding N.V
  (Computer Software -- Systems)*                             25,880            391,305
STMicroelectronics N.V. (Electronics)                        111,630          2,715,958
                                                                       ----------------
                                                                       $      3,811,126
                                                                       ----------------
NORWAY -- 0.1%
Tandberg ASA (Telecommunications)*                            32,500   $        382,516
                                                                       ----------------
TAIWAN -- 0.4%
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (Electronics)*                               161,943   $      2,105,259
                                                                       ----------------
UNITED KINGDOM -- 0.9%
Reed International PLC (Publishing)                           78,500   $        746,113
Shire Pharmaceuticals Group PLC
  (Medical and Health Technology
  and Services)*                                              77,100          1,989,951
Vodafone Group PLC, ADR
  (Telecommunications)                                       112,755          1,539,106
Willis Group Holdings Ltd. (Insurance)*                       36,970          1,216,683
                                                                       ----------------
                                                                       $      5,491,853
                                                                       ----------------
    Total Foreign Stocks                                               $     33,911,663
                                                                       ----------------
    Total Stocks (Identified Cost, $622,527,868)                       $    569,552,337
                                                                       ----------------
SHORT-TERM OBLIGATIONS -- 1.4%

                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
General Electric Capital Corp.,
  due 7/01/02, AT AMORTIZED COST                    $          8,205   $      8,205,000
                                                                       ----------------
REPURCHASE AGREEMENT -- 1.6%
Merrill Lynch & Co., Inc., dated 6/28/02,
  due 7/1/02, total to be received
  $9,226,499 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at cost                                           $          9,225   $      9,225,000
                                                                       ----------------
    Total Investments
     (Identified Cost, $639,957,868)                                   $    586,982,337
                                                                       ----------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.9)%                                                 (5,108,300)
                                                                       ----------------
    Net Assets -- 100.0%                                               $    581,874,037
                                                                       ================


           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
GLOBAL GROWTH SERIES

STOCKS -- 98.1%

ISSUER                                                      SHARES          VALUE
FOREIGN STOCKS -- 64.6%
AUSTRALIA -- 1.3%
Australia & New Zealand Banking Group Ltd.
  (Banks & Credit Cos.)*                                      71,200   $        772,977
News Corp Ltd. (Media)                                       185,042          1,008,091
TABCORP Holdings Ltd. (Gaming)                               146,680          1,031,894
                                                                       ----------------
                                                                       $      2,812,962
                                                                       ----------------
BELGIUM -- 0.6%
Dexia (Banks & Credit Cos.)                                   90,680   $      1,400,494
                                                                       ----------------
BERMUDA -- 0.7%
Accenture Ltd. (Business Services)*                           10,300   $        195,700
Ace Ltd. (Insurance)                                          15,200            480,320
XL Capital Ltd. (Insurance)                                   11,400            965,580
                                                                       ----------------
                                                                       $      1,641,600
                                                                       ----------------
BRAZIL -- 1.8%
Aracruz Celulose S.A
  (Forest & Paper Products)                                   59,240   $      1,184,800
Banco Bradesco S.A., Preferred
  (Banks & Credit Cos.)                                   38,005,000            149,171
Banco Itau S.A., Preferred
  (Banks & Credit Cos.)                                    4,043,600            228,775
Celular CRT Participacoes S.A.,
  Preferred (Telecommunications)                                  26                  4
Companhia Vale do Rio Doce, ADR
  (Metals & Minerals)*                                        26,680            738,236
Embraer-Empresa Brasileira de Aerona-
  utica, ADR (Aerospace & Defense)                             9,430            201,802
Gerdau S.A., ADR (Steel)                                      19,180            200,431
Itausa - Investimentos Itau S.A., Preferred
  (Conglomerates)*                                             2,027              1,362
Petroleo Brasileiro S.A., ADR (Oils)                          63,010          1,188,368
Votorantim Celulose e Papel S.A., ADR
  (Forest & Paper Products)                                   10,280            194,292
                                                                       ----------------
                                                                       $      4,087,241
                                                                       ----------------
CANADA -- 1.8%
Canadian Natural Resources Ltd.
  (Oil Services)                                              18,830   $        638,995
Encana Corp. (Utilities - Gas)                                54,850          1,687,192
Manulife Financial Corp. (Insurance)                          37,370          1,074,431
Talisman Energy Inc. (Oils)                                   14,360            645,547
                                                                       ----------------
                                                                       $      4,046,165
                                                                       ----------------
CHINA -- 1.3%
AsiaInfo Holdings, Inc. (Internet)*                            8,790   $        116,468
Beijing Datang Power Generation Co.
  (Electronics)                                            2,974,000          1,325,023
Huaneng Power International, Inc.
  (Energy)                                                 1,336,000          1,096,261
PetroChina Co. Ltd. (Oils)                                 1,122,000            238,797
                                                                       ----------------
                                                                       $      2,776,549
                                                                       ----------------
CROATIA -- 0.2%
Pliva d.d., GDR
  (Medical & Health Products)                                 25,180   $        363,181
                                                                       ----------------
EGYPT -- 0.1%
Al Ahram Beverage Co. S.A.E., GDR
  (Beverages)*                                                15,810   $        126,480
Egyptian Co. for Mobile Services
  (Telecommunications)                                        16,540             98,666
                                                                       ----------------
                                                                       $        225,146
                                                                       ----------------
ESTONIA -- 0.1%
AS Eesti Telekom, GDR
  (Telecommunications)                                        18,770   $        249,147
                                                                       ----------------
FINLAND -- 0.1%
KCI Konecranes International
  (Electronics)                                                9,300   $        311,647
                                                                       ----------------
FRANCE -- 6.6%
Aventis S.A. (Pharmaceuticals)                                58,630   $      4,146,128
BNP Paribas S.A. (Banks & Credit Cos.)*                       40,090          2,212,712
Business Objects S.A
  (Computer Software-- Systems)*                              20,900            610,762
Carrefour S.A. (Supermarkets)                                 19,720          1,065,095
Generale de Sante (Healthcare)*                               34,720            549,232
Pernod Ricard Co. (Beverages)                                  7,160            700,044
Sanofi-Synthelabo S.A
  (Medical & Health Products)                                 37,850          2,297,986
Societe Television Francaise 1
  (Entertainment)                                             16,094            430,026
Technip S.A. (Construction)                                    3,850            404,500
Total Fina Elf S.A., "B" (Oils)                               11,870          1,923,328
Wavecom S.A. (Telecommunications)                              8,860            357,593
                                                                       ----------------
                                                                       $     14,697,406
                                                                       ----------------
GERMANY -- 2.9%
Bayerische Motoren Werke AG
  (Automotive)                                                16,270   $        659,228
Celanese AG (Chemicals)                                       21,040            489,601
Fresenius AG, Preferred
  (Medical & Health Products)                                  8,210            436,956
Fresenius Medical Care AG, Preferred
  (Medical & Health Products)                                 44,362          1,494,896
HypoVereinsbank (Banks & Credit Cos.)                         20,700            673,264
Linde AG (Engineering)                                        12,590            627,508
Porsche AG (Automotive)                                        1,456            692,404
Schering AG (Pharmaceuticals)                                 21,910          1,377,298
                                                                       ----------------
                                                                       $      6,451,155
                                                                       ----------------
HONG KONG -- 1.2%
Citic Pacific Ltd. (Conglomerates)                           104,000   $        224,011
CNOOC Ltd. (Oils)                                            382,500            512,478
Hong Kong & China Gas Ltd. (Oils)                            379,800            506,426
Hong Kong Electric Holdings Ltd.
  (Utilities-- Electric)                                      62,000            231,717
SmarTone Telecommunications
  Holdings, Ltd.
  (Telecommunications-- Wireless)                            261,500            295,041
Sun Hung Kai Properties Ltd.
  (Real Estate)                                               12,000             91,159
Texwinca Holdings, Ltd. (Textiles)                           252,000            214,857
Zhejiang Expressway Co., Ltd.
  (Construction) ##                                        1,534,000            521,193
                                                                       ----------------
                                                                       $      2,596,882
                                                                       ----------------
HUNGARY -- 0.1%
Gedeon Richter Ltd., GDR
  (Pharmaceuticals)                                            3,480   $        199,353
                                                                       ----------------
INDIA -- 0.7%
Hindustan Lever Ltd.
  (Consumer Products)                                         96,300   $        381,471
Housing Development
  Finance Corp., Ltd.
  (Financial Services)*                                       41,800            557,761
Icici Bank Ltd., ADR
  (Banks & Credit Cos.)*                                      35,154            246,078
Infosys Technologies Ltd., ADR
  (Computer Software -- Services)                              3,380            173,056
Reliance Industries Ltd. (Conglomerate)*                      38,000            209,814
                                                                       ----------------
                                                                       $      1,568,180
                                                                       ----------------
INDONESIA -- 0.6%
PT Telekomunikasi Indonesia
  (Telecommunications -- Wireline)*                        2,956,100   $      1,273,742
                                                                       ----------------

                                       17

ISSUER                                                        SHARES        VALUE
IRELAND -- 0.4%
Irish Life & Permanent PLC
  (Financial Institutions)                                    67,550   $        975,357
                                                                       ----------------
ISRAEL -- 0.3%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)*                            11,870   $        160,957
Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)*                                          20,420            500,699
                                                                       ----------------
                                                                       $        661,656
                                                                       ----------------
ITALY -- 0.5%
Assicurazioni Generali S.p.A. (Insurance)                     37,310   $        882,546
Snam Rete Gas S.p.A. (Natural Gas)*                           88,880            261,924
                                                                       ----------------
                                                                       $      1,144,470
                                                                       ----------------
JAPAN -- 6.2%
Aeon Credit Service Co., Ltd.
  (Financial Services)                                         3,200   $        191,188
Asahi Breweries, Ltd.
  (Food & Beverage Products)                                  69,000            577,495
Brother Industries, Ltd. (Manufacturing)                      77,000            418,925
Canon, Inc. (Business Machines)                               34,000          1,285,214
Credit Saison Co. (Telecommunications)                        33,000            783,420
Honda Motor Co., Ltd. (Automotive)                            43,200          1,751,936
Namco Ltd. (Leisure)                                          14,600            278,379
Nissan Motor Co. (Automotive)                                314,000          2,174,733
Sega Corp. (Entertainment)*                                   58,600          1,408,278
Shiseido Co., Ltd. (Consumer Products)                        90,000          1,200,100
Stanley Electric Co., Ltd. (Electronics)                      64,000            683,578
Tokyo Gas Co. Ltd. (Gas)                                     754,000          2,095,143
UNI-Charm Corp.
  (Forest & Paper Products)                                   25,300            950,017
                                                                       ----------------
                                                                       $     13,798,406
                                                                       ----------------
MALAYSIA -- 0.5%
Malayan Banking Berhad
  (Banks & Credit Cos.)                                      142,200   $        329,349
Maxis Communications Berhad
  (Telecommunications)*                                       63,000             80,419
Resorts World Berhad (Entertainment)                          41,000            114,383
Sime Darby Berhad (Conglomerate)                             158,000            207,922
Tenaga Nasional Berhad
  (Utilities -- Electric) ##                                 118,000            310,567
                                                                       ----------------
                                                                       $      1,042,640
                                                                       ----------------
MEXICO -- 2.1%
Cemex S.A. (Construction)                                     36,028   $        949,698
Coca-Cola Femsa S.A., ADR (Beverages)                          9,050            217,200
Fomento Economico Mexicano S.A
  (Food & Beverage Products)                                   4,940            193,747
Grupo Financiero Bancomer, S.A. de C.V
  (Finance)                                                  237,570            193,784
Grupo Modelo S.A. de C.V. (Beverages)                        235,770            553,528
Kimberly-Clark de Mexico S.A. de C.V
  (Forest & Paper Products)                                   57,840            153,783
Telefonos de Mexico S.A., ADR
  (Telecommunications)                                        69,370          2,225,390
Wal-Mart de Mexico S.A. de
  C.V. "Series V" (Retail)                                    69,377            188,008
                                                                       ----------------
                                                                       $      4,675,138
                                                                       ----------------
NETHERLANDS -- 3.6%
Akzo Nobel N.V. (Chemicals)                                   20,430   $        887,788
Buhrmann N.V. (Business Services)*                            89,756            826,250
Fugro N.V. (Engineering -- Construction)*                     12,732            696,451
Jomed N.V. (Medical & Health Products)*                       22,490            497,700
KPN N.V. (Telecommunications)                                282,960          1,321,917
STMicroelectronics N.V. (Electronics)                         17,300   $        420,909
Unilever N.V
  (Consumer Goods & Services)                                 36,470          2,383,143
VNU N.V. (Printing & Publishing)*                             32,296            895,723
                                                                       ----------------
                                                                       $      7,929,881
                                                                       ----------------
NORWAY -- 0.3%
Tandberg ASA (Telecommunications)*                            62,930   $        740,668
                                                                       ----------------
PERU -- 0.1%
Compania de Minas Buenaventura, ADR
  (Mining)                                                     4,790   $        122,624
                                                                       ----------------
PHILIPPINES -- 0.1%
San Miguel Corp., "B" (Beverages)                            123,860   $        125,709
                                                                       ----------------
RUSSIA -- 1.0%
JSC Mining & Smelting Company
  Norilsk Nickel, ADR (Mining)*                               14,640   $        305,616
Lukoil Oil Co., ADR (Oils)                                     8,600            557,913
Mobile Telesystems, ADR
  (Telecommunications)                                        12,940            391,952
Rostelecom, ADR (Telecommunications)                          14,700             88,200
Sibneft, ADR (Oils)*                                           5,600            101,920
Wimm-Bill-Dann Foods OJSC, ADR
  (Food & Beverage Products)*                                  9,100            192,010
YUKOS, ADR (Oils)                                              3,590            496,163
                                                                       ----------------
                                                                       $      2,133,774
                                                                       ----------------
SINGAPORE -- 0.7%
DBS Group Holdings Ltd.
  (Financial Services)                                        28,000   $        196,614
United Overseas Bank Ltd.
  (Banks & Credit Cos.)                                      185,000          1,330,483
                                                                       ----------------
                                                                       $      1,527,097
                                                                       ----------------
SOUTH AFRICA -- 1.1%
African Bank Investments Ltd.
  (Banks & Credit Cos.)                                      263,090   $        152,590
AngloGold Ltd. (Mining)                                        4,780            253,208
Impala Platinum Holdings Ltd.
  (Metals & Minerals)                                         11,000            608,004
Liberty Life Association of Africa Ltd.
  (Insurance)                                                 43,490            235,422
Sanlam Ltd. (Insurance)                                      232,710            193,231
Sappi Ltd., ADR
  (Forest & Paper Products)                                   22,710            319,405
Sasol Ltd. (Oils)                                             65,030            691,474
                                                                       ----------------
                                                                       $      2,453,334
                                                                       ----------------
SOUTH KOREA -- 3.6%
Daewoo Shipbuilding & Marine
  Engineering Co., Ltd.
  (Special Products & Services)                               30,770   $        221,616
Hanwha Chemical Corp. (Chemicals)*                           131,650            476,286
Hyundai Department Store Co., Ltd.
  (Retail)                                                     8,750            267,381
Hyundai Mobis (Banks & Credit Cos.)                            5,030            106,380
Kookmin Bank (Banks & Credit Cos.)                            16,441            799,462
KT Corp. (Telecommunications)                                 19,324            418,365
LG Chemical Ltd. (Chemicals)                                  16,424            594,874
Pohang Iron & Steel Co. Ltd.
  (Construction)                                               1,980            220,092
POSCO, ADR (Steel)                                            12,180            332,149
Samsung Electro Mechanics Co., Ltd.
  (Electronics)                                                4,410            214,074
Samsung Fire & Marine Insurance Co., Ltd.
  (Insurance -- Property & Casualty)                          17,980          1,107,843

                                       18

ISSUER                                                      SHARES           VALUE
SK Telecom Co., Ltd., ADR
  (Telecommunications)                                        14,260   $        353,505
SK Telecom Co., Ltd.
  (Telecommunications)                                        12,820          2,876,761
                                                                       ----------------
                                                                       $      7,988,788
                                                                       ----------------
SPAIN -- 2.1%
Banco Santander Central Hispano S.A
  (Banks & Credit Cos.)                                      227,200   $      1,800,384
Iberdrola S.A. (Utilities -- Electric)                        49,000            712,343
Inditex (Retail)*                                             47,810          1,007,459
Telefonica, S.A. (Telecommunications)                        136,312          1,141,968
                                                                       ----------------
                                                                       $      4,662,154
                                                                       ----------------
SWEDEN -- 0.6%
Alfa Laval (Engineering -- Construction)*                     94,840   $        947,442
Capio AB (Healthcare)                                         51,140            433,141
                                                                       ----------------
                                                                       $      1,380,583
                                                                       ----------------
SWITZERLAND -- 2.9%
Converium Holding AG (Insurance)                              26,630   $      1,373,288
Kuoni Reisen Holdings AG (Transportation)                      1,830            515,424
Syngenta AG (Chemicals)*                                      43,408          2,603,839
Synthes-Stratec, Inc.
  (Medical & Health Products)*                                 1,260            768,911
UBS AG (Financial Services)*                                  25,513          1,280,612
                                                                       ----------------
                                                                       $      6,542,074
                                                                       ----------------
TAIWAN -- 2.2%
Ambit Microsystems Corp.
  (Computer Software)                                        102,000   $        389,838
AU Optronics Corp. (Electronics)*                             95,500            793,605
China Steel Corp. (Metals & Minerals)                        432,000            222,734
Chinatrust Financial Holding Company Ltd.
  (Banks & Credit Cos.)*                                     348,000            307,734
Formosa Plastic Corp. (Chemicals)                            145,000            174,295
Fubon Financial Holding Co., Ltd.
  (Financial Institutions)                                   225,000            225,270
Hon Hai Precision Industry Co., Ltd
  (Computer Software-Personal
  Computers)                                                  77,000            315,063
Nan Ya Plastic
  (Special Products & Services)                              224,000            210,168
Nanya Technology Corp. (Technology)*                         402,000            363,921
President Chain Store Corp. (Retail)                         107,000            200,465
Siliconware Precision Industries Co.
  (Electronics)*                                             499,000            350,018
Siliconware Precision Industries Co., ADR
  (Electronics)*                                              26,800             93,856
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (Electronics)*                                89,870          1,168,310
                                                                       ----------------
                                                                       $      4,815,277
                                                                       ----------------
THAILAND -- 0.3%
BEC World Public Co. (Media -- Cable)                         19,700   $        122,354
PTT Public Co., Ltd. (Oils)                                  208,200            180,433
Siam Cement Public Co., Ltd.
  (Building Materials)                                        12,600            326,375
                                                                       ----------------
                                                                       $        629,162
                                                                       ----------------
TURKEY -- 0.1%
Akbank T.A.S. (Banks & Credit Cos.)                       74,472,120   $        239,929
                                                                       ----------------
UNITED KINGDOM -- 15.8%
3I Group PLC (Venture Capital)                                10,200   $        106,432
Alliance & Leicester PLC
  (Banks & Credit Cos.)                                       45,700            576,827
Anglo American PLC (Mining)                                  168,280          2,798,698
BP Amoco PLC, ADR (Oils)                                      66,088          3,336,783
British Sky Broadcasting Group PLC
  (Advertising & Broadcasting)*                              113,550   $      1,088,771
BT Group PLC (Telecommunications)                            168,700            648,059
Cadbury Schweppes PLC
  (Food & Beverage Products)                                  98,730            739,727
CGNU PLC (Insurance)*                                        163,556          1,315,188
Diageo PLC
  (Food & Beverage Products)*                                164,695          2,139,040
GlaxoSmithKline PLC
  (Medical Products & Pharmaceuticals)                       119,890          2,591,540
Hanson PLC (Building Materials)                               81,500            582,058
Intertek Testing Servicing PLC
  (Business Services)*                                        67,620            446,336
Johnston Press PLC
  (Printing & Publishing)                                    146,618            835,907
Lloyds TSB Group PLC
  (Banks & Credit Cos.)*                                     292,660          2,913,234
Lonmin PLC (Mining)                                           66,797          1,170,991
National Grid Group PLC
  (Media -- Cable)                                           193,550          1,374,921
NEXT PLC (Retail)                                             95,276          1,353,625
Old Mutual PLC (Insurance)                                   259,680            369,136
Reckitt Benckiser PLC
  (Consumer Goods & Services)                                 50,600            907,874
Reed International PLC
  (Printing & Publishing)                                    270,650          2,572,428
Rio Tinto PLC (Mining)*                                       62,670          1,149,275
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                                      88,848          2,519,181
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)*                                          77,040            681,150
Standard Chartered PLC
  (Banks & Credit Cos.)                                      102,186          1,090,406
Vodafone Group PLC
  (Telecommunications)                                       526,572            722,436
Vodafone Group PLC, ADR
  (Telecommunications)                                        48,847            666,762
William Hill PLC (Gaming)*                                   115,200            465,369
                                                                       ----------------
                                                                       $     35,162,154
                                                                       ----------------
    Total Foreign Stocks                                               $    143,451,725
                                                                       ----------------
U.S. STOCKS -- 33.5%
AEROSPACE -- 0.2%
Northrop Grumman Corp.                                         4,200   $        525,000
                                                                       ----------------
APPAREL & TEXTILES -- 0.3%
Nike, Inc., "B"                                               13,500   $        724,275
                                                                       ----------------
AUTOMOTIVE -- 0.4%
Harley-Davidson, Inc.                                         16,300   $        835,701
                                                                       ----------------
BANKS & CREDIT COS. -- 0.2%
Capital One Financial Corp.                                    7,600   $        463,980
                                                                       ----------------
BIOTECHNOLOGY -- 0.9%
Abbott Laboratories, Inc.                                     20,500   $        771,825
Amgen, Inc.*                                                  13,900            582,132
Pharmacia Corp.                                               20,200            756,490
                                                                       ----------------
                                                                       $      2,110,447
                                                                       ----------------
BUSINESS MACHINES -- 0.4%
Affiliated Computer Services, Inc., "A"*                      16,840   $        799,563
                                                                       ----------------
BUSINESS SERVICES -- 2.5%
Automatic Data Processing, Inc.                               25,320   $      1,102,686
BISYS Group, Inc.*                                            27,840            927,072
Concord EFS, Inc.*                                            40,900          1,232,726
First Data Corp.                                              42,480          1,580,256

                                       19

ISSUER                                                       SHARES          VALUE
Manpower, Inc.                                                15,700   $        576,975
Sabre Group Holding, Inc., "A"*                                5,300            189,740
                                                                       ----------------
                                                                       $      5,609,455
                                                                       ----------------
CHEMICALS -- 0.2%
Praxair, Inc.                                                  7,800   $        444,366
                                                                       ----------------
COMPUTER HARDWARE -- SYSTEMS -- 0.9%
Dell Computer Corp.*                                          32,500   $        849,550
Lexmark International, Inc.*                                  20,320          1,105,408
                                                                       ----------------
                                                                       $      1,954,958
                                                                       ----------------
COMPUTER SOFTWARE -- 0.6%
Oracle Corp.*                                                139,388   $      1,320,004
                                                                       ----------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 1.0%
Mercury Interactive Corp.*                                     6,110   $        140,286
Microsoft Corp.*                                              39,800          2,177,060
                                                                       ----------------
                                                                       $      2,317,346
                                                                       ----------------
COMPUTER SOFTWARE -- SERVICES -- 0.7%
SunGard Data Systems, Inc.*                                   30,000   $        794,400
VERITAS Software Corp.*                                       40,840            808,224
                                                                       ----------------
                                                                       $      1,602,624
                                                                       ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.8%
Brocade Communications Systems, Inc.*                         22,000   $        384,560
Cadence Design Systems, Inc.*                                 30,310            488,597
Peoplesoft, Inc.*                                             24,900            370,512
Rational Software Corp.*                                      47,700            391,617
Siebel Systems, Inc.*                                          8,700            123,714
                                                                       ----------------
                                                                       $      1,759,000
                                                                       ----------------
CONGLOMERATES -- 0.2%
General Electric Co.                                          14,660   $        425,873
                                                                       ----------------
CONSUMER GOODS & SERVICES -- 1.1%
Avon Products, Inc.                                              300   $         15,672
Gillette Co.                                                  30,100          1,019,487
Kimberly-Clark Corp.                                           9,400            582,800
Philip Morris Cos., Inc.                                      16,800            733,824
                                                                       ----------------
                                                                       $      2,351,783
                                                                       ----------------
ELECTRONICS -- 1.7%
Analog Devices, Inc.*                                         40,560   $      1,204,632
Linear Technology Corp.                                       22,500            707,175
Maxim Integrated Products, Inc.*                              13,600            521,288
Novellus Systems, Inc.*                                        8,200            278,800
Teradyne, Inc.*                                               12,500            293,750
Texas Instruments, Inc.                                       29,700            703,890
                                                                       ----------------
                                                                       $      3,709,535
                                                                       ----------------
ENTERTAINMENT -- 3.1%
AOL Time Warner, Inc.*                                        25,900   $        380,989
Clear Channel Communications, Inc.*                           43,130          1,381,023
Fox Entertainment Group, Inc.*                                55,660          1,210,605
The Walt Disney Co.                                           15,000            283,500
Univision Communications, Inc., "A"*                          12,400            389,360
Viacom, Inc., "B"*                                            71,860          3,188,428
                                                                       ----------------
                                                                       $      6,833,905
                                                                       ----------------
FINANCIAL INSTITUTIONS -- 2.8%
American Express Co.                                          21,900   $        795,408
Citigroup, Inc.                                               36,842          1,427,627
Federal Home Loan Mortgage Corp.                              21,300          1,303,560
Goldman Sachs Group, Inc.                                     15,600          1,144,260
Merrill Lynch & Co., Inc.                                     26,680          1,080,540
Morgan Stanley Dean Witter & Co.                              11,000            473,880
                                                                       ----------------
                                                                       $      6,225,275
                                                                       ----------------
FINANCIAL SERVICES -- 0.5%
Mellon Financial Corp.                                        36,400   $      1,144,052
                                                                       ----------------
FOOD & BEVERAGE PRODUCTS -- 0.4%
Anheuser-Busch Cos., Inc.                                      1,700   $         85,000
Kellogg Co.                                                   24,600            882,156
                                                                       ----------------
                                                                       $        967,156
                                                                       ----------------
FOREST & PAPER PRODUCTS -- 0.3%
International Paper Co.                                       13,000   $        566,540
                                                                       ----------------
HEALTHCARE -- 0.3%
Anthem, Inc.*                                                 10,200   $        688,296
                                                                       ----------------
INSURANCE -- 1.6%
American International Group, Inc.                            26,820   $      1,829,929
Chubb Corp.                                                    5,300            375,240
MetLife, Inc.                                                 28,900            832,320
Travelers Property Casualty Corp.*                            32,800            580,560
                                                                       ----------------
                                                                       $      3,618,049
                                                                       ----------------
MACHINERY -- 0.4%
Danaher Corp.                                                 13,200   $        875,820
                                                                       ----------------
MEDICAL & HEALTH PRODUCTS -- 2.2%
Baxter International, Inc.                                    20,700   $        920,115
Eli Lilly & Co.                                               14,100            795,240
Forest Laboratories, Inc.*                                     4,200            297,360
Pfizer, Inc.                                                  69,540          2,433,900
Stryker Corp.                                                  8,500            454,835
                                                                       ----------------
                                                                       $      4,901,450
                                                                       ----------------
MEDICAL & HEALTH TECHNOLOGY
  SERVICES -- 1.8%
Discovery Partners International*                                 60   $            394
Express Scripts, Inc.*                                        16,700            836,837
Genzyme Corp.*                                                12,500            240,500
HEALTHSOUTH Corp.*                                            42,700            546,133
IMS Health, Inc.                                              27,970            502,061
Tenet Healthcare Corp.*                                       16,400          1,173,420
UnitedHealth Group, Inc.                                       7,200            659,160
                                                                       ----------------
                                                                       $      3,958,505
                                                                       ----------------
OIL SERVICES -- 0.2%
Baker Hughes, Inc.                                            11,900   $        396,151
                                                                       ----------------
OILS -- 0.4%
Anadarko Petroleum Corp.                                      17,300   $        852,890
                                                                       ----------------
PHARMACEUTICALS -- 0.9%
Wyeth                                                         37,440   $      1,916,928
                                                                       ----------------
PRINTING & PUBLISHING -- 0.4%
Gannett Co., Inc.                                             10,500   $        796,950
                                                                       ----------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
Starwood Hotels & Resorts Co.                                  9,300   $        305,877
                                                                       ----------------
RESTAURANTS & LODGING -- 0.4%
Brinker International, Inc.*                                  14,800   $        469,900
Cendant Corp.*                                                27,200            431,936
                                                                       ----------------
                                                                       $        901,836
                                                                       ----------------
RETAIL -- 2.6%
Best Buy Co., Inc.*                                            7,600   $        275,880
BJ's Wholesale Club, Inc.*                                     7,800            300,300
CVS Corp.                                                     11,100            339,660
Family Dollar Stores, Inc.                                    17,200            606,300
Home Depot, Inc.                                              32,000          1,175,360
Kohl's Corp.*                                                  4,800            336,384
Sears, Roebuck & Co.                                           6,900            374,670
Target Corp.                                                  43,400          1,653,540
Wal-Mart Stores, Inc.                                         14,400            792,144
                                                                       ----------------
                                                                       $      5,854,238
                                                                       ----------------
SPECIAL PRODUCTS & SERVICES -- 0.6%
3M Co.                                                        10,500   $      1,291,500
                                                                       ----------------


ISSUER                                                        SHARES        VALUE
TELECOMMUNICATIONS -- 0.6%
Amdocs Ltd.*                                                  12,600   $         95,130
EchoStar Communications Corp.*                                73,240          1,359,334
                                                                       ----------------
                                                                       $      1,454,464
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELESS -- 0.3%
American Tower Corp., "A"*                                    55,640   $        191,958
AT&T Wireless Services, Inc.*                                 73,200            428,220
                                                                       ----------------
                                                                       $        620,178
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELINE -- 1.0%
Cisco Systems, Inc.*                                         132,270   $      1,845,167
QLogic Corp.*                                                  9,470            360,807
                                                                       ----------------
                                                                       $      2,205,974
                                                                       ----------------
TRANSPORTATION -- 0.5%
Fedex Corp.                                                    7,500   $        400,500
United Parcel Service, Inc.                                   12,000            741,000
                                                                       ----------------
                                                                       $      1,141,500
                                                                       ----------------
    Total U.S. Stocks                                                  $     74,471,444
                                                                       ----------------
    Total Stocks
     (Identified Cost, $232,967,601)                                   $    217,923,169
                                                                       ----------------

CONVERTIBLE BOND -- 0.3%

                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
TELECOMMUNICATIONS
Acer Communications & Multimedia 0s,
 2006 ## (Identified Cost $448,644)                 $            428   $        530,720

SHORT-TERM OBLIGATIONS -- 0.5%
UBS Finance, Inc., due 7/01/02,
  AT AMORTIZED COST                                 $          1,176   $      1,176,000
                                                                       ----------------
    Total Investments (Identified Cost,
      $234,592,245)                                                    $    219,629,889
                                                                       ----------------
OTHER ASSETS, LESS LIABILITIES -- 1.1%                                        2,487,964
                                                                       ----------------
   Net Assets -- 100.0%                                                $    222,117,853
                                                                       ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2002
GLOBAL TELECOMMUNICATIONS SERIES

STOCKS -- 99.8%

ISSUER                                                        SHARES        VALUE
U.S. STOCKS -- 76.0%
ADVERTISING & BROADCASTING -- 2.2%
Lamar Advertising Co., "A"*                                    1,210   $         45,024
                                                                       ----------------
BUSINESS MACHINES -- 3.0%
Dell Computer Corp.*                                           1,630   $         42,608
Hewlett-Packard Co.                                            1,166             17,817
                                                                       ----------------
                                                                       $         60,425
                                                                       ----------------
BUSINESS SERVICES -- 8.5%
Affiliated Computer Services, Inc., "A"*                       1,320   $         62,674
Automatic Data Processing, Inc.                                  510             22,211
Concord EFS, Inc.*                                             1,830             55,156
Sabre Group Holding, Inc., "A"*                                  100              3,580
SunGard Data Systems, Inc.*                                    1,090             28,863
                                                                       ----------------
                                                                       $        172,484
                                                                       ----------------
CELLULAR PHONES -- 1.1%
Motorola, Inc.                                                 1,500   $         21,630
                                                                       ----------------
COMPUTER HARDWARE -- SYSTEMS -- 3.2%
Lexmark International, Inc.*                                   1,180   $         64,192
                                                                       ----------------
COMPUTER SOFTWARE -- 2.2%
Netegrity, Inc.*                                               1,490   $          9,179
Oracle Corp.*                                                  2,960             28,031
Precise Software Solutions Ltd.*                                 880              8,404
                                                                       ----------------
                                                                       $         45,614
                                                                       ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 8.7%
Brocade Communications Systems, Inc.*                            890   $         15,557
McDATA Corp.*                                                  3,013             26,545
Mercury Interactive Corp.*                                       880             20,205
Network Associates, Inc.*                                      1,520             29,290
Peoplesoft, Inc.*                                                710             10,565
Rational Software Corp.*                                       3,950             32,429
VERITAS Software Corp.*                                        2,190             43,340
                                                                       ----------------
                                                                       $        177,931
                                                                       ----------------
ELECTRONICS -- 6.4%
Analog Devices, Inc.*                                          1,870   $         55,539
Atmel Corp.*                                                   4,670             29,234
Texas Instruments, Inc.                                        1,690             40,053
Skyworks Solutions, Inc.*                                      1,140              6,327
                                                                       ----------------
                                                                       $        131,153
                                                                       ----------------
ENTERTAINMENT -- 16.0%
AOL Time Warner, Inc.*                                         1,260   $         18,535
Clear Channel Communications, Inc.*                            2,010             64,360
Entercom Communications Corp.*                                   220             10,098
Fox Entertainment Group, Inc.*                                 3,910             85,042
The Walt Disney Co.                                              810             15,309
Univision Communications, Inc., "A"*                             700             21,980
Viacom, Inc., "B"*                                             2,470            109,594
                                                                       ----------------
                                                                       $        324,918
                                                                       ----------------
PRINTING & PUBLISHING -- 2.4%
Gannett Co., Inc.                                                550   $         41,745
Tribune Co.                                                      160              6,960
                                                                       ----------------
                                                                       $         48,705
                                                                       ----------------
TELECOMMUNICATIONS -- 10.2%
Alltel Corp.                                                     720   $         33,840
AT&T Corp.                                                     3,880             41,516
BellSouth Corp.                                                1,150             36,225
Charter Communications, Inc.*                                  3,750             15,300
Verizon Communications, Inc.                                   2,010             80,701
                                                                       ----------------
                                                                       $        207,582
                                                                       ----------------
TELECOMMUNICATIONS-- WIRELESS-- 2.4%
American Tower Corp., "A"*                                     3,250   $         11,213
AT&T Wireless Services, Inc.*                                  6,432             37,627
                                                                       ----------------
                                                                       $         48,840
                                                                       ----------------

                                       21

ISSUER                                                        SHARES        VALUE
TELECOMMUNICATIONS -- WIRELINE -- 9.7%
Advanced Fibre Communications, Inc.*                           1,310   $         21,667
Amdocs Ltd.*                                                     980              7,399
Cisco Systems, Inc.*                                           4,770             66,541
EchoStar Communications Corp.*                                 2,135             39,626
Emulex Corp.*                                                  1,850             41,644
Tekelec Co.*                                                   2,610             20,958
                                                                       ----------------
                                                                       $        197,835
                                                                       ----------------
    Total U.S. Stocks                                                  $      1,546,333
                                                                       ----------------
FOREIGN STOCKS -- 23.8%
BERMUDA -- 0.8%
Accenture Ltd. (Computer Software -- Systems)*                   810   $         15,390
                                                                       ----------------
CANADA -- 1.5%
Manitoba Telecom Services (Telecommunications)                 1,440   $         29,536
                                                                       ----------------
FRANCE -- 0.6%
Societe Television Francaise 1 (Entertainment)                   494   $         13,200
                                                                       ----------------
HONG KONG -- 0.9%
SmarTone Telecommunications Holdings, Ltd.
  (Telecommunications -- Wireless)                            17,000   $         19,180
                                                                       ----------------
INDONESIA -- 1.0%
PT Telekomunikasi Indonesia
  (Telecommunications -- Wireline)                            45,000   $         19,390
                                                                       ----------------
JAPAN -- 1.0%
NTT DoCoMo, Inc. (Celluar Phones)                                  8   $         19,693
                                                                       ----------------
NETHERLANDS -- 4.1%
Equant N.V (Computer Software -- Services)*                    2,170   $         12,982
KPN N.V. (Telecommunications)                                 11,260             52,604
STMicroelectronics N.V. (Electronics)                            700             17,031
                                                                       ----------------
                                                                       $         82,617
                                                                       ----------------
SOUTH KOREA -- 3.4%
SK Telecom Co., Ltd. (Telecommunications)                        100   $         22,440
SK Telecom Ltd., ADR (Telecommunications)                      1,870             46,357
                                                                       ----------------
                                                                       $         68,797
                                                                       ----------------
SPAIN -- 1.6%
Telefonica, S.A. (Telecommunications)*                         4,001   $         33,519
                                                                       ----------------
TAIWAN -- 0.4%
AU Optronics Corp. (Electronics)*                              1,100   $          9,141
                                                                       ----------------
UNITED KINGDOM -- 8.5%
British Sky Broadcasting Group PLC (Broadcasting)*             6,150             58,969
BT Group PLC (Telecommunications -- Wireline)*                 8,700             33,421
mm02 PLC (Telecommunications -- Wireless)*                    21,400             13,701
Vodafone Group PLC (Utilities -- Telephone)*                  48,570             66,636
                                                                       ----------------
                                                                       $        172,727
                                                                       ----------------
    Total Foreign Stocks                                               $        483,190
                                                                       ----------------
    Total Stocks (Identified Cost, $2,913,233)                         $      2,029,523
                                                                       ----------------

SHORT-TERM OBLIGATIONS -- 0.5%
                                                    PRINCIPAL AMOUNT
ISSUER                                                (000 OMITTED)         VALUE
Edison Asset Securitization LLC,
 due 7/01/02, AT AMORTIZED COST                     $             10   $         10,000
                                                                       ----------------
    Total Investments (Identified Cost, $2,923,233)                    $      2,039,523
                                                                       ----------------
OTHER ASSETS,  LESS LIABILITIES -- (0.3)%                                        (5,571)
                                                                       ----------------
  Net Assets -- 100.0%                                                 $      2,033,952
                                                                       ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2002
MANAGED SECTORS SERIES

STOCKS -- 90.4%

ISSUER                                                        SHARES        VALUE
U.S. STOCKS -- 86.3%
BUILDING MATERIALS -- 4.9%
Ball Corp.                                                    15,800   $        655,384
Bowater, Inc.                                                 10,000            543,700
Ecolab, Inc.                                                  12,300            568,629
Freeport-McMoRan Copper & Gold, Inc.*                         18,600            332,010
Georgia Gulf Corp.                                            20,700            547,308
Newmont Mining Corp.                                          22,300            587,159
Olin Corp.                                                    20,300            449,645
Pactiv Corp.*                                                 47,300          1,125,740
PPG Industries, Inc.                                           9,100            563,290
Praxair, Inc.                                                 64,040          3,648,359
Quanex Corp.                                                  11,100            485,070
Silgan Holdings, Inc.*                                        26,800          1,083,792
                                                                       ----------------
                                                                       $     10,590,086
                                                                       ----------------
CONSUMER PRODUCTS -- 5.9%
Alberto Culver Co.                                            11,100   $        530,580
Avon Products, Inc.                                           21,500          1,123,160
Coca-Cola Enterprises, Inc.                                   24,200            534,336
Conagra, Inc.                                                 24,600            680,190
Harman International Indsustrials, Inc.                       18,700            920,975
International Multifoods Corp.                                11,100            288,600
Kraft Foods, Inc.                                             41,300          1,691,235
McCormick & Co., Inc.                                         35,900            924,425
NBTY, Inc.*                                                   53,800            832,824
Newell Rubbermaid, Inc.                                       29,400          1,030,764
Playtex Products, Inc.*                                       58,700            760,165
SUPERVALUE Inc.                                                8,300            203,599
The Pepsi Bottling Group, Inc.                                57,800          1,780,240
Tyson Foods, Inc.                                             28,700            445,137
W.M. Wrigley Junior Co.                                       10,300            570,105
Whirlpool Corp.                                                6,900            450,984
                                                                       ----------------
                                                                       $     12,767,319
                                                                       ----------------
ENERGY -- 5.3%
BJ Services Co.*                                              36,940   $      1,251,527
ENSCO International, Inc.                                     31,400            855,964
GlobalSantaFe Corp.                                           25,400            694,690
National Oilwell, Inc.*                                       49,300          1,037,765
Noble Corp.*                                                  38,700          1,493,820
Ocean Energy, Inc.*                                           39,500            855,965
Pride International, Inc.*                                    50,800            795,528
Rowan Cos., Inc.                                              39,600            849,420
Smith International, Inc.*                                    23,400          1,595,646
Transocean Sedco Forex, Inc.                                  15,000            467,250
Weatherford International Ltd.*                               32,500          1,404,000
                                                                       ----------------
                                                                       $     11,301,575
                                                                       ----------------
FINANCIAL SERVICES -- 7.6%
Ambac Financial, Inc.                                         28,300   $      1,901,760
Bank America Corp.                                            17,600          1,238,336
Charter One Financial, Inc.                                   32,600          1,120,788
ChoicePoint Inc.*                                             11,900            541,093
Dun & Bradstreet Corp. *                                      23,600            779,980
Fidelity National Financial, Inc.                             18,200            575,120
First Tennessee National Corp.                                19,100            731,530
M&T Bank Corp.                                                10,300            883,328
Moodys Corp.                                                  28,900          1,437,775
National City Corp.                                           39,600          1,316,700
North Fork Bancorporation, Inc.                               20,000            796,200
Regions Financial Corp.                                       46,600          1,637,990
Ryder Systems, Inc.                                            9,500            257,355
The St. Joe Co.                                               11,400            342,228
Wachovia Corp.                                                32,900          1,256,122
Wells Fargo Co.                                               32,000          1,601,920
                                                                       ----------------
                                                                       $     16,418,225
                                                                       ----------------
HEALTHCARE -- 15.9%
AmerisourceBergen Corp.                                       34,600   $      2,629,600
Anthem, Inc.*                                                 60,100          4,055,548
Coventry Health Care, Inc.*                                   34,400            977,648
DENTSPLY International, Inc.                                  12,200            450,302
HCA, Inc.                                                     46,200          2,194,500
Health Net, Inc.*                                             39,600          1,060,092
Henry Schein, Inc.*                                           21,700            965,650
Humana, Inc.*                                                 67,000          1,047,210
Inveresk Research Group, Inc.*                                34,000            442,340
LabOne, Inc.*                                                  4,800            124,752
Laboratory Corporation of America Holdings*                   43,300          1,976,645
Mid Atlantic Medical Services, Inc.*                          61,700          1,934,295
Odyssey Healthcare, Inc.*                                     22,500            815,625
Omnicare, Inc.                                                 9,200            241,592
Patterson Dental Co.*                                          8,800            442,904
Quest Diagnostics, Inc.*                                      35,600          3,063,380
St. Jude Medical, Inc.*                                       15,000          1,107,750
Tenet Healthcare Corp.*                                       17,700          1,266,435
Triad Hospitals, Inc.*                                        35,300          1,496,014
Trigon Healthcare, Inc.*                                      15,000          1,508,700
United Surgical Partners International, Inc.*                 39,800          1,233,004
UnitedHealth Group, Inc.                                       9,700            888,035
Universal Health Services, Inc.                               17,900            877,100
Varian Medical Systems, Inc.*                                 10,300            417,665
Wellpoint Health Networks, Inc.*                              39,200          3,050,152
                                                                       ----------------
                                                                       $     34,266,938
                                                                       ----------------
INDUSTRIAL -- 7.9%
Alliant Techsystems, Inc.*                                    18,750   $      1,196,250
DRS Technologies, Inc.*                                       14,300            611,325
EDO Corp.                                                     29,200            832,200
Engineered Support Systems, Inc.                              13,400            700,820
Fastenal Co.                                                   6,500            250,315
Illinois Tool Works, Inc.                                      5,100            348,330
ITT Industries, Inc.                                          36,000          2,541,600
Lockheed Martin Corp.                                         57,300          3,982,350
Molex Inc.                                                    38,400          1,287,552
Northrop Grumman Corp.                                        30,400          3,800,000
Pentair, Inc.                                                 14,400            692,352
Rockwell Collins, Inc.                                        30,600            839,052
                                                                       ----------------
                                                                       $     17,082,146
                                                                       ----------------
LEISURE -- 11.2%
CEC Entertainment, Inc.*                                      29,400   $      1,214,220
Clear Channel Communications, Inc.*                           22,000            704,440
E.W. Scripps Co.                                              21,600          1,663,200
Electronic Arts, Inc.*                                        21,800          1,439,890
Gannett Co., Inc.                                             10,200            774,180
Mattel, Inc.                                                  36,500            769,420
McDonald's Corp.                                              29,700            844,965
New York Times Co.                                            25,300          1,302,950
Outback Steakhouse, Inc.*                                     61,600          2,162,160
P.F.Chang's China Bistro, Inc.*                               24,000            754,080
Starbucks Corp.*                                              27,400            680,890
Tribune Co.                                                   25,300          1,100,550
Valassis Communications, Inc.*                                17,900            653,350
Viacom, Inc., "B"*                                            79,830          3,542,057
Wendy's International, Inc.                                   40,500          1,613,115
Westwood One, Inc.*                                           83,260          2,782,549
Yum! Brands, Inc.*                                            70,200          2,053,350
                                                                       ----------------
                                                                       $     24,055,366
                                                                       ----------------

                                       23

ISSUER                                                        SHARES        VALUE
OTHER -- 3.7%
Apollo Group, Inc.*                                           60,125   $      2,370,127
Career Education Corp.*                                       33,100          1,489,500
Cintas Corp.                                                   9,700            479,471
Concord EFS, Inc.*                                             7,590            228,763
Corinthian Colleges, Inc.*                                    63,900          2,165,571
FTI Consulting, Inc.*                                          1,200             42,012
ProQuest Co.*                                                 21,400            759,700
Toll Brothers, Inc.*                                          12,800            375,040
                                                                       ----------------
                                                                       $      7,910,184
                                                                       ----------------
RETAIL -- 13.7%
99 Cents Only Stores*                                          6,600   $        169,290
A.C. Moore Arts & Crafts, Inc.*                               12,600            596,610
Advanced Auto Parts, Inc.*                                     4,100            223,491
Aeropostale, Inc.*                                            42,880          1,173,626
AnnTaylor Stores Corp.*                                       39,500          1,002,905
AutoNation, Inc.*                                             58,700            851,150
Bed Bath & Beyond, Inc.*                                      88,390          3,335,838
Big 5 Sporting Goods Corp.*                                    6,930             99,030
Chico's FAS, Inc.*                                            56,400          2,048,448
Cost Plus, Inc.*                                              21,900            669,702
CSK Auto Corp.*                                               46,700            650,998
Hancock Fabrics, Inc.                                         34,300            637,294
Hollywood Entertainment Corp.*                                50,100          1,036,068
Hot Topic, Inc.*                                              26,100            697,131
Linens `n Things, Inc.*                                       49,100          1,610,971
Michaels Stores, Inc.*                                        24,100            939,900
Movie Gallery, Inc.*                                          43,700            922,944
Petco Animal Supplies, Inc.*                                  45,390          1,130,665
PETsMART, Inc.*                                              105,600          1,684,320
Sears, Roebuck & Co.                                          70,690          3,838,467
The Timberland Co.*                                            6,400            229,248
Too Inc.*                                                     19,100            588,280
Tractor Supply Co.*                                            7,900            560,821
Tuesday Morning Corp.*                                        91,700          1,701,952
Whole Foods Market, Inc.*                                     17,900            863,138
Williams-Sonoma, Inc.*                                        69,100          2,118,606
                                                                       ----------------
                                                                       $     29,380,893
                                                                       ----------------
TECHNOLOGY -- 8.6%
Analog Devices, Inc.*                                          7,300   $        216,810
Cisco Systems, Inc.*                                         120,100          1,675,395
Dell Computer Corp.*                                          29,060            759,629
Ebay, Inc.*                                                   35,700          2,199,834
Emulex Corp.*                                                 15,720            353,857
Intuit, Inc.*                                                 53,300          2,650,076
L-3 Communications Holding, Inc.*                             18,900          1,020,600
Microchip Technology, Inc.*                                  117,430          3,221,105
Microsoft Corp.*                                              83,720          4,579,484
National Semiconductor Corp.*                                 25,600            746,752
Oracle Corp.*                                                 44,690            423,214
Rational Software Corp.*                                      37,400            307,054
VERITAS Software Corp.*                                       17,920            354,637
                                                                       ----------------
                                                                       $     18,508,447
                                                                       ----------------
TRANSPORTATION -- 1.6%
Heartland Express, Inc.*                                      49,275   $      1,179,151
J.B. Hunt Transport Services, Inc.*                           29,300            864,936
Roadway Corp.                                                  9,000            323,370
Union Pacific Corp.                                            8,600            544,208
Yellow Corp.*                                                 12,800            414,720
                                                                       ----------------
                                                                       $      3,326,385
                                                                       ----------------
    Total U.S. Stocks                                                  $    185,607,564
                                                                       ----------------
FOREIGN STOCKS -- 4.1%
BERMUDA -- 0.6%
Nabors Industries, Ltd. (Energy)*                             35,000   $      1,235,500
                                                                       ----------------
CANADA -- 0.9%
Cott Corp. (Consumer Products)*                               19,500   $        370,305
Inco Ltd. (Building Materials)*                               19,700            446,008
Mega Blocks, Inc. (Leisure)*##                                43,340            560,948
Placer Dome, Inc. (Building Materials)                        29,800            334,058
Royal Bank of Canada (Financial Services)                      6,700            231,689
                                                                       ----------------
                                                                       $      1,943,008
                                                                       ----------------
INDONESIA -- 0.2%
PT Telekomunikiasi Indjonesia
  (Communication Services)                                    54,200   $        476,960
                                                                       ----------------
IRELAND -- 0.1%
Allied Irish Bank p.l.c (Financial Services)                  17,900   $        237,288
                                                                       ----------------
JAPAN -- 0.4%
Credit Saison Co. (Finanicial Services)                       33,000   $        783,419
                                                                       ----------------
NETHERLANDS -- 0.7%
Unilever N.V. (Consumer Products)                             23,800   $      1,542,240
                                                                       ----------------
SOUTH AFRICA -- 0.9%
AngloGold Ltd. (Building Materials)                           45,900   $      1,197,072
Gold Fields Ltd. (Building Materials)                         71,600            845,897
                                                                       ----------------
                                                                       $      2,042,969
                                                                       ----------------
SOUTH KOREA -- 0.3%
SK Telecom Ltd., ADR (Communication Services)                 24,400   $        604,876
                                                                       ----------------
   Total Foreign Stocks                                                $      8,866,260
                                                                       ----------------
   Total Stocks (Identified Cost, $190,578,289)                        $    194,473,824
                                                                       ----------------

SHORT-TERM OBLIGATIONS -- 1.9%
                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
General Electric Capital Corp., due 7/01/02,
  AT AMORTIZED COST                                 $          4,056   $      4,056,000
                                                                       ----------------
REPURCHASE AGREEMENT -- 9.3%
Merrill Lynch, dated 6/28/02, due 7/1/02, total
  to be received $19,930,238 (secured by various
  U.S. Treasury and Federal Agency obligations
  in a jointly traded account), at cost             $         19,927   $     19,927,000
                                                                       ----------------
    Total Investments
      (Identified Cost, $214,561,289)                                  $    218,456,824
                                                                       ----------------
OTHER ASSETS, LESS LIABILITIES -- (1.6)%                                     (3,460,548)
                                                                       ----------------
   Net Assets -- 100.0%                                                $    214,996,276
                                                                       ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2002
MASSACHUSETTS INVESTORS TRUST SERIES

STOCKS -- 97.4%

ISSUER                                                       SHARES         VALUE
U.S. STOCKS -- 92.0%

AEROSPACE -- 0.8%
General Dynamics Corp.                                         8,900   $        946,515
Lockheed Martin Corp.                                         26,300          1,827,850
Northrop Grumman Corp.                                        70,600          8,825,000
                                                                       ----------------
                                                                       $     11,599,365
                                                                       ----------------
APPAREL & TEXTILES -- 0.4%
Nike, Inc., "B"                                              102,500   $      5,499,125
                                                                       ----------------
AUTOMOTIVE -- 0.3%
Harley-Davidson, Inc.                                         78,000   $      3,999,060
                                                                       ----------------
BANKS & CREDIT COS. -- 6.5%
Bank America Corp.                                           374,100   $     26,321,676
Bank of New York Co., Inc.                                   118,500          3,999,375
Capital One Financial Corp.                                  141,500          8,638,575
Comerica, Inc.                                               148,740          9,132,636
FleetBoston Financial Corp.                                  373,800         12,092,430
J. P. Morgan Chase & Co.                                      39,000          1,322,880
Mellon Financial Corp.                                       284,800          8,951,264
SunTrust Banks, Inc.                                          30,700          2,079,004
U.S. Bancorp                                                 173,100          4,041,885
Wachovia Corp.                                                57,900          2,210,622
Wells Fargo Co.                                              343,200         17,180,592
                                                                       ----------------
                                                                       $     95,970,939
                                                                       ----------------
BIOTECHNOLOGY -- 1.4%
Eli Lilly & Co.                                              290,100   $     16,361,640
Pharmacia Corp.                                              100,100          3,748,745
                                                                       ----------------
                                                                       $     20,110,385
                                                                       ----------------
BUSINESS MACHINES -- 2.9%
Dell Computer Corp.*                                         309,500   $      8,090,330
Hewlett-Packard Co.                                          416,919          6,370,522
International Business Machines Corp.                        384,400         27,676,800
Sun Microsystems, Inc.*                                      151,790            760,468
                                                                       ----------------
                                                                       $     42,898,120
                                                                       ----------------
BUSINESS SERVICES -- 2.0%
Automatic Data Processing, Inc.                              160,900   $      7,007,195
Concord EFS, Inc.*                                           102,040          3,075,486
Fedex Corp.                                                   75,050          4,007,670
First Data Corp.                                             413,200         15,371,040
                                                                       ----------------
                                                                       $     29,461,391
                                                                       ----------------
CELLULAR PHONES -- 0.3%
Motorola, Inc.                                               340,110   $      4,904,386
                                                                       ----------------
CHEMICALS -- 1.4%
Air Products & Chemicals, Inc.                               129,300   $      6,525,771
E.I. du Pont de Nemours & Co.                                 47,400          2,104,560
Praxair, Inc.                                                191,800         10,926,846
Rohm & Haas Co.                                               25,300          1,024,397
                                                                       ----------------
                                                                       $     20,581,574
                                                                       ----------------
COMPUTER SOFTWARE -- 0.9%
Oracle Corp.*                                              1,373,700   $     13,008,939
                                                                       ----------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.7%
Microsoft Corp.*                                             734,500   $     40,177,150
                                                                       ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.9%
Adobe Systems, Inc.                                          130,500   $      3,719,250
EMC Corp.*                                                    95,500            721,025
Peoplesoft, Inc.*                                            174,000          2,589,120
Rational Software Corp.*                                      86,600            710,986
Siebel Systems, Inc.*                                         81,500          1,158,930
VERITAS Software Corp.*                                      243,600          4,820,844
                                                                       ----------------
                                                                       $     13,720,155
                                                                       ----------------
CONGLOMERATES -- 0.2%
Tyco International Ltd.                                      245,800   $      3,320,758
                                                                       ----------------
CONSUMER GOODS & SERVICES -- 4.6%
Avery Dennison Corp.                                          44,000   $      2,761,000
Avon Products, Inc.                                           23,400          1,222,416
Estee Lauder Cos., "A"                                        85,000          2,992,000
Gillette Co.                                                 354,200         11,996,754
Kimberly-Clark Corp.                                          59,450          3,685,900
Philip Morris Cos., Inc.                                     569,120         24,859,162
Procter & Gamble Co.                                         221,600         19,788,880
                                                                       ----------------
                                                                       $     67,306,112
                                                                       ----------------
ELECTRICAL EQUIPMENT -- 2.5%
Molex Incorporated                                            28,400   $        952,252
Black & Decker Corp.                                          32,100          1,547,220
General Electric Co.                                       1,176,900         34,188,945
                                                                       ----------------
                                                                       $     36,688,417
                                                                       ----------------
ELECTRONICS -- 2.7%
Agilent Technologies, Inc.*                                   95,200   $      2,251,480
Analog Devices, Inc.*                                        370,800         11,012,760
Intel Corp.                                                  239,000          4,366,530
Lam Research Corp.*                                           40,700            731,786
Linear Technology Corp.                                      130,900          4,114,187
Maxim Integrated Products, Inc.*                              83,700          3,208,221
Novellus Systems, Inc.*                                      148,300          5,042,200
Teradyne, Inc.*                                               43,100          1,012,850
Texas Instruments, Inc.                                      315,400          7,474,980
                                                                       ----------------
                                                                       $     39,214,994
                                                                       ----------------
ENTERTAINMENT -- 4.1%
AOL Time Warner, Inc.*                                       415,670   $      6,114,506
Clear Channel Communications, Inc.*                          203,940          6,530,159
Eastman Kodak Co.                                            100,900          2,943,253
Fox Entertainment Group, Inc.*                                46,500          1,011,375
Univision Communications, Inc., "A"*                          29,400            923,160
Viacom, Inc., "B"*                                           837,790         37,172,742
Walt Disney Co.                                              270,600          5,114,340
                                                                       ----------------
                                                                       $     59,809,535
                                                                       ----------------
FINANCIAL INSTITUTIONS -- 8.9%
American Express Co.                                         184,900   $      6,715,568
Charter One Financial, Inc.                                   30,700          1,055,466
Citigroup, Inc.                                              933,300         36,165,375
Fannie Mae                                                   234,000         17,257,500
Freddie Mac                                                  611,500         37,423,800
Goldman Sachs Group, Inc.                                    142,100         10,423,035
Merrill Lynch & Co., Inc.                                    297,500         12,048,750
Morgan Stanley Dean Witter & Co.                             117,600          5,066,208
State Street Corp.                                           115,500          5,162,850
                                                                       ----------------
                                                                       $    131,318,552
                                                                       ----------------
FINANCIAL SERVICES -- 0.2%
Marsh & McLennan Cos., Inc.                                   35,600   $      3,438,960
                                                                       ----------------
FOOD & BEVERAGE PRODUCTS -- 2.9%
Kraft Foods Inc.                                              22,600   $        925,470
Anheuser-Busch Cos., Inc.                                    281,900         14,095,000
Coca-Cola Co.                                                 50,950          2,853,200
Kellogg Co.                                                   60,100          2,155,186
PepsiCo, Inc.                                                413,810         19,945,642
Sysco Corp.                                                  104,000          2,830,880
                                                                       ----------------
                                                                       $     42,805,378
                                                                       ----------------
FOREST & PAPER PRODUCTS -- 0.8%
International Paper Co.                                      274,030   $     11,942,227
                                                                       ----------------
GAS -- 0.4%
Dominion Resources, Inc.                                      96,100   $      6,361,820
                                                                       ----------------
HEALTHCARE -- 1.0%
Caremark Rx, Inc.*                                            20,900   $        344,850
HCA, Inc.                                                    314,700         14,948,250
                                                                       ----------------
                                                                       $     15,293,100
                                                                       ----------------

                                       25

ISSUER                                                       SHARES          VALUE
INSURANCE -- 5.2%
AFLAC, Inc.                                                   87,600   $      2,803,200
Allstate Corp.                                                84,500          3,124,810
American International Group, Inc.                           317,397         21,655,998
Chubb Corp.                                                  108,700          7,695,960
CIGNA Corp.                                                   58,000          5,650,360
Hartford Financial Services Group, Inc.                      174,990         10,406,655
MetLife, Inc.                                                311,100          8,959,680
St. Paul Cos., Inc.                                          234,900          9,142,308
Travelers Property Casualty Corp.*                           225,900          3,998,430
UnumProvident Corp.                                          112,400          2,860,580
                                                                       ----------------
                                                                       $     76,297,981
                                                                       ----------------
MACHINERY -- 1.3%
Caterpillar, Inc.                                             67,000   $      3,279,650
Danaher Corp.                                                 90,900          6,031,215
Deere & Co.                                                  123,260          5,904,154
Ingersoll Rand Company Ltd.                                   76,000          3,470,160
                                                                       ----------------
                                                                       $     18,685,179
                                                                       ----------------
MANUFACTURING -- 0.1%
ITT Industries, Inc.                                          28,900   $      2,040,340
                                                                       ----------------
MEDICAL & HEALTH PRODUCTS -- 8.5%
Abbott Laboratories, Inc.                                    271,300   $     10,214,445
Allergan, Inc.                                                68,870          4,597,073
Applera Corp.-- Applied Biosystems Group                      34,800            678,252
Baxter International, Inc.                                   118,400          5,262,880
Johnson & Johnson Co.                                        247,300         12,923,898
Merck & Co., Inc.                                            133,500          6,760,440
Pfizer, Inc.                                               1,517,625         53,116,875
Stryker Corp.                                                 54,800          2,932,348
Wyeth                                                        562,900         28,820,480
                                                                       ----------------
                                                                       $    125,306,691
                                                                       ----------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.6%
Cardinal Health, Inc.                                        113,790   $      6,987,844
HEALTHSOUTH Corp.*                                           204,600          2,616,834
Medtronic, Inc.                                              162,100          6,945,985
UnitedHealth Group, Inc.                                      71,700          6,564,135
                                                                       ----------------
                                                                       $     23,114,798
                                                                       ----------------
METALS & MINERALS -- 0.9%
Alcoa, Inc.                                                  421,100   $     13,959,465
                                                                       ----------------
OIL SERVICES -- 1.5%
Baker Hughes, Inc.                                           209,800   $      6,984,242
Chevrontexaco Corp.                                           48,570          4,298,445
GlobalSantaFe Corp.                                          191,700          5,242,995
Schlumberger Ltd.                                            129,500          6,021,750
                                                                       ----------------
                                                                       $     22,547,432
                                                                       ----------------
OILS -- 3.5%
Anadarko Petroleum Corp.                                     101,730   $      5,015,289
Apache Corp.                                                  33,220          1,909,486
Devon Energy Corp.                                            12,430            612,550
ExxonMobil Corp.                                           1,036,184         42,400,649
Unocal Corp.                                                  35,200          1,300,288
                                                                       ----------------
                                                                       $     51,238,262
                                                                       ----------------
POLLUTION CONTROL -- 0.3%
Waste Management, Inc.                                       140,600   $      3,662,630
                                                                       ----------------
PRINTING & PUBLISHING -- 2.7%
Gannett Co., Inc.                                            223,500   $     16,963,650
Lexmark International, Inc.*                                  30,200          1,642,880
McGraw-Hill Cos., Inc.                                        70,000          4,179,000
New York Times Co.                                           276,400         14,234,600
Tribune Co.                                                   53,900          2,344,650
                                                                       ----------------
                                                                       $     39,364,780
                                                                       ----------------
RESTAURANTS & LODGING -- 0.1%
Cendant Corp.*                                                58,800   $        933,744
                                                                       ----------------
RETAIL -- 7.9%
BJ's Wholesale Club, Inc.*                                    39,300   $      1,513,050
Costco Wholesale Corp.*                                       96,000          3,707,520
CVS Corp.                                                     74,600          2,282,760
Family Dollar Stores, Inc.                                   112,700          3,972,675
Home Depot, Inc.                                             322,400         11,841,752
Lowe's Cos., Inc.                                            201,800          9,161,720
Sears, Roebuck & Co.                                         383,700         20,834,910
Target Corp.                                                 414,400         15,788,640
Wal-Mart Stores, Inc.                                        798,100         43,903,481
Walgreen Co.                                                 101,000          3,901,630
                                                                       ----------------
                                                                       $    116,908,138
                                                                       ----------------
SPECIAL PRODUCTS & SERVICES -- 1.6%
3M Co.                                                       142,500   $     17,527,500
Illinois Tool Works, Inc.                                     91,400          6,242,620
                                                                       ----------------
                                                                       $     23,770,120
                                                                       ----------------
SUPERMARKETS -- 0.8%
Kroger Co.*                                                  310,680   $      6,182,532
Safeway, Inc.*                                               211,370          6,169,890
                                                                       ----------------
                                                                       $     12,352,422
                                                                       ----------------
TELECOMMUNICATIONS -- 3.2%
Alltel Corp.                                                  36,100   $      1,696,700
AT&T Corp.                                                   345,990          3,702,093
BellSouth Corp.                                              519,400         16,361,100
SBC Communications, Inc.                                     340,094         10,372,867
Verizon Communications, Inc.                                 386,800         15,530,020
                                                                       ----------------
                                                                       $     47,662,780
                                                                       ----------------
TELECOMMUNICATIONS & CABLE -- 0.1%
Comcast Corp., "A"*                                           57,510   $      1,371,038
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELESS
AT&T Wireless Services, Inc.*                                      5   $             29
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELINE -- 1.9%
Cisco Systems, Inc.*                                       1,910,200   $     26,647,290
EchoStar Communications Corp.*                                41,370            767,827
                                                                       ----------------
                                                                       $     27,415,117
                                                                       ----------------
TRANSPORTATION -- 1.0%
Union Pacific Corp.                                           89,700   $      5,676,216
United Parcel Service, Inc.                                  141,200          8,719,100
                                                                       ----------------
                                                                       $     14,395,316
                                                                       ----------------
UTILITIES -- ELECTRIC -- 1.0%
Duke Energy Corp.                                             57,600   $      1,791,360
Exelon Corp.                                                 143,470          7,503,481
NiSource, Inc.                                               136,800          2,986,344
PG&E Corp.*                                                  103,000          1,842,670
                                                                       ----------------
                                                                       $     14,123,855
                                                                       ----------------
    Total U.S. Stocks                                                  $  1,354,580,559
                                                                       ----------------
FOREIGN STOCKS -- 5.4%

AUSTRALIA -- 0.1%
News Corp Ltd. (Media)*                                      219,820   $      1,197,558
                                                                       ----------------
BERMUDA -- 0.8%
Accenture Ltd. (Business Services)*                          164,400   $      3,123,600
Ace Ltd. (Insurance)                                          54,400          1,719,040
XL Capital Ltd. (Insurance)                                   76,700          6,496,490
                                                                       ----------------
                                                                       $     11,339,130
                                                                       ----------------
CANADA -- 1.2%
Encana Corp                                                  143,600   $      4,394,160
Canadian National Railway Co. (Railroad)                     218,059         11,295,456
Encana Corp. (Utilities -- Gas)                               59,100          1,817,923
                                                                       ----------------
                                                                       $     17,507,539
                                                                       ----------------

                                       26

ISSUER                                                        SHARES        VALUE
FINLAND -- 0.1%
Nokia Corp., ADR (Telecommunications)                         78,900   $      1,142,472
                                                                       ----------------
FRANCE -- 0.6%
Aventis S.A. (Pharmaceuticals)                                65,900   $      4,660,239
Total Fina S.A., ADR (Oils)                                   27,310          2,209,379
Total Fina Elf S.A., "B" (Oils)                               13,450          2,179,340
                                                                       ----------------
                                                                       $      9,048,958
                                                                       ----------------
NETHERLANDS -- 0.4%
STMicroelectronics N.V. (Electronics)                         89,700   $      2,182,401
Unilever N.V., NY Shares (Consumer Products)                  58,900          3,816,720
                                                                       ----------------
                                                                       $      5,999,121
                                                                       ----------------
SWITZERLAND -- 0.5%
Syngenta AG (Chemicals)                                      119,054   $      7,141,483
                                                                       ----------------
UNITED KINGDOM -- 1.7%
BP Amoco PLC, ADR (Oils)                                     284,122   $     14,345,320
Bt Group* (Telecommunications-Wireless)                      265,100          1,018,378
Glaxo Wellcome PLC, ADR
  (Medical and Health Products)                               49,100          2,118,174
Diageo PLC (Food & Beverage Products)*                       612,600          7,956,378
                                                                       ----------------
                                                                       $     25,438,250
                                                                       ----------------
    Total Foreign Stocks                                               $     78,814,511
                                                                       ----------------
    Total Stocks (Identified Cost, $  1,534,940,855)                   $  1,433,395,070
                                                                       ----------------
PREFERRED STOCK
U.S. STOCKS
TXU Corp.
  (Identified Cost, $370,130)                                 19,200   $        508,800
                                                                       ----------------

REPURCHASE AGREEMENT -- 2.3%
                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
Merrill Lynch, dated 6/30/02, due 7/1/02, total
  to be received $33,081,000 (secured by various
  U.S. Treasury and Federal Agency obligations in
  a jointly traded account), at cost                $         33,081   $     33,081,000
                                                                       ----------------
    Total Investments (Identified Cost,
      $1,568,391,985 )                                                 $  1,466,984,870
                                                                       ----------------
OTHER ASSETS, LESS LIABILITIES -- 0.3%                                        5,009,865
                                                                       ----------------
    Net Assets -- 100.0%                                               $  1,471,994,735
                                                                       ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (UNAUDITED) -- JUNE 30, 2002
MID CAP GROWTH SERIES

STOCKS -- 94.9%

ISSUER                                                        SHARES        VALUE
U.S. STOCKS -- 88.6%
APPAREL & TEXTILES -- 1.5%
Nike, Inc., "B"                                               16,900   $        906,685
                                                                       ----------------
AUTOMOTIVE -- 1.0%
Harley-Davidson, Inc.                                         12,500   $        640,875
                                                                       ----------------
BANKS & CREDIT COS. -- 1.8%
Comerica, Inc.                                                 4,900   $        300,860
First Tennessee National Corp.                                 7,900            302,570
SouthTrust Corp.                                              19,800            517,176
                                                                       ----------------
                                                                       $      1,120,606
                                                                       ----------------
BUSINESS SERVICES -- 9.7%
ARAMARK Corp.*                                                 2,920   $         73,000
BEA Systems, Inc.*                                            52,530            499,560
BISYS Group, Inc.*                                            17,900            596,070
Concord EFS, Inc.*                                            10,540            317,676
CSG Systems International, Inc.*                              79,600          1,523,544
DST Systems, Inc.*                                            16,900            772,499
Fiserv, Inc.*                                                  9,649            354,215
S1 Corp.*                                                    140,970          1,041,768
Sabre Group Holding, Inc., "A"*                               22,900            819,820
                                                                       ----------------
                                                                       $      5,998,152
                                                                       ----------------
COMPUTER SOFTWARE -- 0.8%
Internet Security Systems, Inc.*                              26,950   $        353,584
RSA Security, Inc.*                                           31,080            149,495
                                                                       ----------------
                                                                       $        503,079
                                                                       ----------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 0.8%
IMPATH, Inc.*                                                 28,090   $        504,215
                                                                       ----------------
COMPUTER SOFTWARE -- SERVICES -- 5.3%
CheckFree Corp.*                                              68,200   $      1,066,648
SunGard Data Systems, Inc.*                                   33,500            887,080
VERITAS Software Corp.*                                       64,900          1,284,371
                                                                       ----------------
                                                                       $      3,238,099
                                                                       ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 7.2%
Brocade Communications Systems, Inc.*                         45,700   $        798,836
Citrix Systems, Inc.*                                        202,170          1,221,107
Global Payments, Inc.                                          7,418            220,685
Jack Henry & Associates, Inc.                                 23,400            390,546
McDATA Corp. "A"*                                             56,900            501,289
McDATA Corp. "B"*                                              3,200             28,480
Peoplesoft, Inc.*                                             24,800            369,024
Rational Software Corp.*                                      77,970            640,134
Siebel Systems, Inc.*                                         17,000            241,740
                                                                       ----------------
                                                                       $      4,411,841
                                                                       ----------------
ELECTRONICS -- 3.1%
Advanced Micro Devices, Inc.*                                 14,600   $        141,912
Broadcom Corp.*                                               20,300            356,062
Cable Design Technologies Corp.*                               6,180             63,345
General Motors Corp. "H"*                                     70,960            737,984
Intersil Holding Corp.*                                       15,400            329,252
Novellus Systems, Inc.*                                        7,900            268,600
                                                                       ----------------
                                                                       $      1,897,155
                                                                       ----------------
ENTERTAINMENT -- 1.7%
Clear Channel Communications, Inc.*                            1,400   $         44,828
Entercom Communications Corp.*                                 3,500            160,650
Hearst-Argyle Television, Inc.*                                4,400             99,220
Univision Communications, Inc., "A"*                          23,500            737,900
                                                                       ----------------
                                                                       $      1,042,598
                                                                       ----------------
FINANCIAL INSTITUTIONS
Federal Agricultural Mortgage Corp.*                           1,000   $         26,700
                                                                       ----------------
FINANCIAL SERVICES -- 0.1%
Investment Technology Group, Inc.*                             1,900   $         62,130
                                                                       ----------------

                                       27

ISSUER                                                        SHARES        VALUE
HEALTHCARE -- 1.5%
Caremark Rx, Inc.*                                            54,500   $        899,250
Weight Watchers International, Inc.*                             870             37,793
                                                                       ----------------
                                                                       $        937,043
                                                                       ----------------
INSURANCE -- 4.8%
Arthur J. Gallagher & Co.                                     23,050   $        798,683
Principal Financial Group, Inc.*                              10,310            319,610
Willis Group Holdings Ltd.*                                   55,530          1,827,492
                                                                       ----------------
                                                                       $      2,945,785
                                                                       ----------------
INTERNET -- 2.7%
Switchboard, Inc.*                                            15,230   $         51,477
VeriSign, Inc.*                                              225,411          1,620,705
                                                                       ----------------
                                                                       $      1,672,182
                                                                       ----------------
MEDIA -- 0.4%
Lin TV Corp.*                                                  4,600   $        124,384
Westwood One, Inc.*                                            3,200            106,944
                                                                       ----------------
                                                                       $        231,328
                                                                       ----------------
MEDICAL & HEALTH PRODUCTS -- 2.7%
Allergan, Inc.                                                10,100   $        674,175
Applera Corp.-- Applied Biosystems Group                      35,350            688,971
Stryker Corp.                                                  5,400            288,954
                                                                       ----------------
                                                                       $      1,652,100
                                                                       ----------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 9.0%
Cytyc Corp.*                                                 208,780   $      1,590,904
Genzyme Corp.*                                                33,200            638,768
HEALTHSOUTH Corp.*                                           102,500          1,310,975
IMS Health, Inc.                                              82,640          1,483,388
Lincare Holdings, Inc.*                                       15,260            492,898
VISX, Inc.*                                                    4,700             51,230
                                                                       ----------------
                                                                       $      5,568,163
                                                                       ----------------
OIL SERVICES -- 2.7%
Baker Hughes, Inc.                                            24,600   $        818,934
BJ Services Co.*                                               4,400            149,072
Diamond Offshore Drilling, Inc.                               11,500            327,750
Noble Corp.*                                                   9,400            362,840
                                                                       ----------------
                                                                       $      1,658,596
                                                                       ----------------
OILS -- 3.9%
Devon Energy Corp.                                            25,590   $      1,261,075
Newfield Exploration Co.*                                     30,340          1,127,738
                                                                       ----------------
                                                                       $      2,388,813
                                                                       ----------------
PHARMACEUTICALS -- 0.4%
Mylan Laboratories, Inc.                                       7,700   $        241,395
                                                                       ----------------
PRINTING & PUBLISHING -- 5.2%
E.W. Scripps Co.                                               1,900   $        146,300
McGraw-Hill Cos., Inc.                                        21,600          1,289,520
New York Times Co.                                             4,100            211,150
Scholastic Corp.*                                             26,500          1,004,350
Tribune Co.                                                   12,200            530,700
                                                                       ----------------
                                                                       $      3,182,020
                                                                       ----------------
RESTAURANTS & LODGING -- 2.1%
Brinker International, Inc.*                                  12,200   $        387,350
Outback Steakhouse, Inc.*                                     25,400            891,540
                                                                       ----------------
                                                                       $      1,278,890
                                                                       ----------------
RETAIL -- 6.2%
Best Buy Co., Inc.*                                           11,600   $        421,080
BJ's Wholesale Club, Inc.*                                    10,100            388,850
Circuit City Stores, Inc.                                      8,300            155,625
CVS Corp.                                                     19,540            597,924
Dollar Tree Stores, Inc.*                                     13,900            547,799
Family Dollar Stores, Inc.                                     4,400            155,100
Pier 1 Imports, Inc.                                           5,500   $        115,500
Talbots, Inc.                                                 20,600            721,000
Tiffany & Co.                                                 20,700            728,640
                                                                       ----------------
                                                                       $      3,831,518
                                                                       ----------------
SUPERMARKETS -- 1.7%
Kroger Co.*                                                   53,400   $      1,062,660
                                                                       ----------------
TECHNOLOGY -- 1.2%
Macrovision Corp.*                                            56,870   $        745,566
                                                                       ----------------
TELECOMMUNICATIONS-- 6.1%
Aware, Inc.*                                                   2,290   $          8,702
CIENA Corp.*                                                  54,438            228,095
Crown Castle International Corp.*                            272,800          1,072,104
EchoStar Communications Corp.*                                84,830          1,574,445
JDS Uniphase Corp.*                                           83,100            221,877
Juniper Networks, Inc.*                                       45,300            255,945
Network Appliance, Inc.*                                      34,300            426,692
                                                                       ----------------
                                                                       $      3,787,860
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELESS -- 1.0%
American Tower Corp., "A"*                                   169,030   $        583,153
SBA Communications Corp.*                                     38,100             53,721
                                                                       ----------------
                                                                       $        636,874
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELINE -- 4.0%
Advanced Fibre Communications, Inc.*                          56,240   $        930,210
Computer Network Technology Corp.*                             5,050             30,957
Emulex Corp.*                                                 38,300            862,133
Globespan Virata, Inc.*                                       36,400            140,868
QLogic Corp.*                                                  8,300            316,230
Tekelec Co.*                                                  25,650            205,969
                                                                       ----------------
                                                                       $      2,486,367
                                                                       ----------------
    Total U.S. Stocks                                                  $     54,659,295
                                                                       ----------------
FOREIGN STOCKS -- 6.3%

BERMUDA -- 4.0%
Ace Ltd. (Insurance)                                          32,130   $      1,015,308
XL Capital Ltd. (Insurance)                                   17,040          1,443,288
                                                                       ----------------
                                                                       $      2,458,596
                                                                       ----------------
CANADA -- 0.5%
Biovail Corp. (Pharmaceuticals)*                              12,200   $        353,312
                                                                       ----------------
IRELAND -- 0.4%
SmartForce PLC, ADR (Internet)*                               68,800   $        233,920
                                                                       ----------------
UNITED KINGDOM -- 1.4%
Shire Pharmaceuticals Group PLC, ADR
  (Pharmaceuticals)*                                          33,200   $        856,892
                                                                       ----------------
    Total Foreign Stocks                                               $      3,902,720
                                                                       ----------------
    Total Stocks (Identified Cost, $86,926,042)                        $     58,562,015
                                                                       ----------------


SHORT-TERM OBLIGATIONS -- 3.0%
                                                    PRINCIPAL AMOUNT
                                                      (000 OMITTED)
Federal Home Loan Bank, due 7/01/02,
  AT AMORTIZED COST                                 $          1,895   $      1,895,000
                                                                       ----------------
REPURCHASE AGREEMENT -- 9.9%
Merill Lynch, dated 06/28/02, due 07/01/02, total
  to be received $6,093,990 (secured by various
  U.S. Treasury and Federal Agency obligations
  in a jointly traded account), at Cost             $          6,093   $      6,093,000
                                                                       ----------------
    Total Investments
     (Identified Cost, $94,914,042)                                    $     66,550,015
                                                                       ----------------
OTHER ASSETS, LESS LIABILITIES -- (7.8)%                                     (4,828,481)
                                                                       ----------------
    Net Assets -- 100.0%                                               $     61,721,534
                                                                       ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (UNAUDITED) -- JUNE 30, 2002
RESEARCH SERIES

STOCKS -- 98.4%

ISSUER                                                        SHARES        VALUE
U.S. STOCKS -- 91.5%
AEROSPACE -- 1.3%
Northrop Grumman Corp.                                        64,300   $      8,037,500
                                                                       ----------------
APPAREL & TEXTILES -- 0.6%
Nike, Inc., "B"                                               68,300   $      3,664,295
                                                                       ----------------
AUTOMOTIVE -- 1.3%
Harley-Davidson, Inc.                                        165,400   $      8,480,058
                                                                       ----------------
BANKS & CREDIT COS.-- 9.4%
Bank America Corp.                                           267,000   $     18,786,120
Capital One Financial Corp.                                  214,300         13,083,015
Comerica, Inc.                                                81,900          5,028,660
FleetBoston Financial Corp.                                  392,600         12,700,610
SouthTrust Corp.                                             129,800          3,390,376
SunTrust Banks, Inc.                                          98,300          6,656,876
                                                                       ----------------
                                                                       $     59,645,657
                                                                       ----------------
BUSINESS SERVICES -- 2.0%
Automatic Data Processing, Inc.                              113,600   $      4,947,280
First Data Corp.                                             107,600          4,002,720
Sabre Group Holding, Inc., "A"*                               96,400          3,451,120
                                                                       ----------------
                                                                       $     12,401,120
                                                                       ----------------
CELLULAR PHONES -- 0.4%
Motorola, Inc.                                               163,200   $      2,353,344
                                                                       ----------------
CHEMICALS -- 0.6%
Air Products & Chemicals, Inc.                                26,900   $      1,357,643
Praxair, Inc.                                                 43,600          2,483,892
                                                                       ----------------
                                                                       $      3,841,535
                                                                       ----------------
COMPUTER HARDWARE -- SYSTEMS -- 1.1%
Dell Computer Corp.*                                         263,500   $      6,887,890
                                                                       ----------------
COMPUTER SOFTWARE -- 1.1%
Oracle Corp.*                                                737,148   $      6,980,792
                                                                       ----------------
COMPUTER SOFTWARE -- SERVICES -- 0.9%
SunGard Data Systems, Inc.*                                  132,500   $      3,508,600
VERITAS Software Corp.*                                      110,243          2,181,709
                                                                       ----------------
                                                                       $      5,690,309
                                                                       ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.9%
Citrix Systems, Inc.*                                        373,600   $      2,256,544
Peoplesoft, Inc.*                                            155,600          2,315,328
Rational Software Corp.*                                     166,940          1,370,577
                                                                       ----------------
                                                                       $      5,942,449
                                                                       ----------------
CONGLOMERATES -- 1.5%
General Electric Co.                                         334,900   $      9,728,845
                                                                       ----------------
CONSTRUCTION -- 0.4%
Lennar Corp.                                                  40,200   $      2,460,240
                                                                       ----------------
CONSUMER GOODS & SERVICES -- 4.1%
Avon Products, Inc.                                           11,100   $        579,864
Estee Lauder Cos., "A"                                         4,500            158,400
Gillette Co.                                                  88,000          2,980,560
Kimberly-Clark Corp.                                          41,800          2,591,600
Philip Morris Cos., Inc.                                     248,600         10,858,848
The Procter & Gamble Co.                                     102,200          9,126,460
                                                                       ----------------
                                                                       $     26,295,732
                                                                       ----------------
CONTAINERS -- 0.4%
Smurfit-Stone Container Corp.*                               145,300   $      2,240,526
                                                                       ----------------
ELECTRONICS -- 3.1%
Analog Devices, Inc.*                                        254,566   $      7,560,610
Atmel Corp.*                                                 256,500          1,605,690
Linear Technology Corp.                                      176,200          5,537,966
Maxim Integrated Products, Inc.*                              66,400          2,545,112
Teradyne, Inc.*                                              106,300          2,498,050
                                                                       ----------------
                                                                       $     19,747,428
                                                                       ----------------
ENERGY -- 0.2%
Equitable Resources, Inc.                                     42,500   $      1,457,750
                                                                       ----------------
ENTERTAINMENT -- 4.1%
AOL Time Warner, Inc.*                                       184,200   $      2,709,582
Clear Channel Communications, Inc.*                           45,200          1,447,304
Fox Entertainment Group, Inc.*                                25,300            550,275
Viacom, Inc., "B"*                                           473,931         21,028,318
                                                                       ----------------
                                                                       $     25,735,479
                                                                       ----------------
FINANCIAL INSTITUTIONS -- 6.6%
Charles Schwab Corp.                                          83,000   $        929,600
Citigroup, Inc.                                              249,688          9,675,410
Fannie Mae                                                   116,200          8,569,750
Freddie Mac                                                  153,000          9,363,600
Goldman Sachs Group, Inc.                                     99,200          7,276,320
Merrill Lynch & Co., Inc.                                    147,900          5,989,950
                                                                       ----------------
                                                                       $     41,804,630
                                                                       ----------------
FINANCIAL SERVICES -- 0.9%
Mellon Financial Corp.                                       172,700   $      5,427,961
                                                                       ----------------
FOOD & BEVERAGE PRODUCTS -- 1.4%
Anheuser-Busch Cos., Inc.                                    144,800   $      7,240,000
Kellogg Co.                                                   48,400          1,735,624
                                                                       ----------------
                                                                       $      8,975,624
                                                                       ----------------
FOREST & PAPER PRODUCTS -- 0.9%
International Paper Co.                                      129,900   $      5,661,042
                                                                       ----------------
INSURANCE -- 8.0%
AFLAC, Inc.                                                  176,500   $      5,648,000
Allstate Corp.                                               125,800          4,652,084
American International Group, Inc.                            58,712          4,005,920
Chubb Corp.                                                  123,500          8,743,800
CIGNA Corp.                                                   22,300          2,172,466
Hartford Financial Services Group, Inc.                       67,200          3,996,384
MetLife, Inc.                                                336,300          9,685,440
The St. Paul Cos., Inc.                                      105,000          4,086,600
Travelers Property Casualty Corp.*                           447,200          7,915,440
                                                                       ----------------
                                                                       $     50,906,134
                                                                       ----------------
MACHINERY -- 1.2%
Danaher Corp.                                                115,100   $      7,636,885
                                                                       ----------------
MANUFACTURING
ITT Industries, Inc.                                             300   $         21,180
                                                                       ----------------
MEDICAL & HEALTH PRODUCTS -- 6.6%
Applera Corp. -- Applied Biosystems Group                    178,300   $      3,475,067
Baxter International, Inc.                                   135,600          6,027,420
Eli Lilly & Co.                                              156,900          8,849,160
Pfizer, Inc.                                                 672,900         23,551,500
                                                                       ----------------
                                                                       $     41,903,147
                                                                       ----------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 2.7%
Genzyme Corp.*                                               290,300   $      5,585,372
HEALTHSOUTH Corp.*                                           299,900          3,835,721
Laboratory Corporation of America Holdings*                   71,600          3,268,540
Lincare Holdings, Inc.*                                       60,900          1,967,070
Tenet Healthcare Corp.*                                       32,200          2,303,910
                                                                       ----------------
                                                                       $     16,960,613
                                                                       ----------------
METALS & MINERALS -- 0.8%
Alcoa, Inc.                                                  146,900   $      4,869,735
                                                                       ----------------
OIL SERVICES -- 0.8%
Baker Hughes, Inc.                                            54,400   $      1,810,976
GlobalSantaFe Corp.                                          123,175          3,368,836
                                                                       ----------------
                                                                       $      5,179,812
                                                                       ----------------
OILS -- 5.2%
Anadarko Petroleum Corp.                                      30,400   $      1,498,720
Apache Corp.                                                  66,130          3,801,152

                                       29

ISSUER                                                        SHARES        VALUE
Devon Energy Corp.                                            91,300   $      4,499,264
ExxonMobil Corp.                                             565,356         23,134,368
                                                                       ----------------
                                                                       $     32,933,504
                                                                       ----------------
PHARMACEUTICALS -- 1.8%
Wyeth                                                        226,000   $     11,571,200
                                                                       ----------------
PRINTING & PUBLISHING -- 0.5%
Gannett Co., Inc.                                             21,200   $      1,609,080
Tribune Co.                                                   36,300          1,579,050
                                                                       ----------------
                                                                       $      3,188,130
                                                                       ----------------
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Starwood Hotels & Resorts Co.                                 65,800   $      2,164,162
                                                                       ----------------
RETAIL -- 8.6%
Home Depot, Inc.                                             319,900   $     11,749,927
Lowe's Cos., Inc.                                             59,800          2,714,920
Sears, Roebuck & Co.                                         150,500          8,172,150
Target Corp.                                                 228,900          8,721,090
Wal-Mart Stores, Inc.                                        426,500         23,461,765
                                                                       ----------------
                                                                       $     54,819,852
                                                                       ----------------
SPECIAL PRODUCTS & SERVICES -- 3.7%
3M Co.                                                        73,800   $      9,077,400
Illinois Tool Works, Inc.                                    110,900          7,574,470
SPX Corp.*                                                    56,200          6,603,500
                                                                       ----------------
                                                                       $     23,255,370
                                                                       ----------------
SUPERMARKETS -- 1.1%
Safeway, Inc.*                                               250,593   $      7,314,810
                                                                       ----------------
TELECOMMUNICATIONS-- 2.8%
AT&T Corp.                                                   299,400   $      3,203,580
AT&T Corp.Section.*                                          291,400          1,121,890
BellSouth Corp.                                              253,300          7,978,950
EchoStar Communications Corp.*                               288,300          5,350,848
                                                                       ----------------
                                                                       $     17,655,268
                                                                       ----------------
TELECOMMUNICATIONS & CABLE -- 0.3%
Comcast Corp., "A"*                                           73,500   $      1,752,240
                                                                       ----------------
TELECOMMUNICATIONS-- WIRELINE-- 2.7%
Cisco Systems, Inc.*                                         746,700   $     10,416,465
Emulex Corp.*                                                153,400          3,453,034
QLogic Corp.*                                                 69,088          2,632,253
USA Interactive, Inc.*                                        21,500            504,175
                                                                       ----------------
                                                                       $     17,005,927
                                                                       ----------------
TRANSPORTATION -- 1.2%
United Parcel Service, Inc.                                  125,300   $      7,737,275
                                                                       ----------------
    Total U.S. Stocks                                                  $    580,335,450
                                                                       ----------------
FOREIGN STOCKS -- 6.9%
BERMUDA -- 3.1%
Accenture Ltd. (Business Services)*                          137,100   $      2,604,900
Ace Ltd. (Insurance)                                         266,400          8,418,240
XL Capital Ltd. (Insurance)                                  101,100          8,563,170
                                                                       ----------------
                                                                       $     19,586,310
                                                                       ----------------
CANADA -- 0.4%
Encana Corp. (Utilities -- Gas)                               84,600   $      2,602,305
                                                                       ----------------
FRANCE -- 1.0%
Total Fina Elf S.A., "B" (Oils)                               40,100   $      6,497,511
                                                                       ----------------
ISRAEL -- 0.3%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)*                           134,700   $      1,826,532
                                                                       ----------------
JAPAN -- 0.3%
Nissan Motor Co. (Automotive)                                288,000   $      1,994,660
                                                                       ----------------
SWITZERLAND -- 0.9%
Syngenta AG (Chemicals)                                       99,400   $      5,962,533
                                                                       ----------------
UNITED KINGDOM -- 0.9%
Diageo PLC (Food & Beverage Products)*                       197,950   $      2,570,952
Willis Group Holdings Ltd. (Insurance)*                       86,900          2,859,879
                                                                       ----------------
                                                                       $      5,430,831
                                                                       ----------------
    Total Foreign Stocks                                               $     43,900,682
                                                                       ----------------
    Total Stocks (Identified Cost, $683,501,393)                       $    624,236,132
                                                                       ----------------

SHORT-TERM OBLIGATIONS -- 0.4%
                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
General Electric Capital Corp., due 7/01/02,
  AT AMORTIZED COST                                 $          2,527   $      2,527,000
                                                                       ----------------
REPURCHASE AGREEMENT -- 0.4%
Merrill Lynch & Co., Inc., dated 6/28/02, due
  7/1/02, total to be received $2,841,462
  (secured by various U.S. Treasury and Federal
  Agency obligations in a jointly traded
  account), at cost                                 $          2,841   $      2,841,000
                                                                       ----------------
    Total Investments
     (Identified Cost, $688,869,393)                                   $    629,604,132
                                                                       ----------------
OTHER ASSETS, LESS LIABILITIES -- 0.8%                                        5,025,542
                                                                       ----------------
    Net Assets -- 100.0%                                               $    634,629,674
                                                                       ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (UNAUDITED) -- JUNE 30, 2002
TOTAL RETURN SERIES

STOCKS -- 53.9%

ISSUER                                                       SHARES          VALUE
U.S. STOCKS -- 50.8%
AEROSPACE -- 0.2%
United Technologies Corp.                                     45,260   $      3,073,154
                                                                       ----------------
AUTOMOTIVE -- 0.4%
Delphi Automotive Systems Corp.                              567,920   $      7,496,544
                                                                       ----------------
BANKS & CREDIT COS.-- 3.4%
Bank America Corp.                                           205,730   $     14,475,162
Comerica, Inc.                                                44,200          2,713,880
FleetBoston Financial Corp.                                  678,880         21,961,768
PNC Financial Services Group Co.                             123,910          6,478,015
SouthTrust Corp.                                             174,600          4,560,552
SunTrust Banks, Inc.                                         119,000          8,058,680
Wachovia Corp.                                               190,500          7,273,290
                                                                       ----------------
                                                                       $     65,521,347
                                                                       ----------------
BIOTECHNOLOGY -- 0.3%
Abbott Laboratories, Inc.                                     41,760   $      1,572,264
Pharmacia Corp.                                              109,588          4,104,071
                                                                       ----------------
                                                                       $      5,676,335
                                                                       ----------------
BUSINESS MACHINES -- 0.5%
Hewlett-Packard Co.                                          195,200   $      2,982,656
International Business Machines Corp.                         28,490          2,051,280
Texas Instruments, Inc.                                      155,820          3,692,934
                                                                       ----------------
                                                                       $      8,726,870
                                                                       ----------------
CELLULAR PHONES -- 1.5%
Motorola, Inc.                                               646,930   $      9,328,731
Sprint Corp.                                                 144,490          1,533,039
Telephone & Data Systems, Inc.                               308,895         18,703,592
                                                                       ----------------
                                                                       $     29,565,362
                                                                       ----------------
CHEMICALS -- 1.8%
Air Products & Chemicals, Inc.                               164,950   $      8,325,026
Dow Chemical Co.                                              86,100          2,960,118
Georgia Gulf Corp.                                           135,900          3,593,196
PPG Industries, Inc.                                          59,400          3,676,860
Praxair, Inc.                                                275,700         15,706,629
                                                                       ----------------
                                                                       $     34,261,829
                                                                       ----------------
COMPUTER SOFTWARE -- 0.7%
Oracle Corp.*                                              1,456,004   $     13,788,358
                                                                       ----------------
CONGLOMERATES -- 0.6%
General Electric Co.                                         155,000   $      4,502,750
Tyco International Ltd.                                      493,000          6,660,430
                                                                       ----------------
                                                                       $     11,163,180
                                                                       ----------------
CONSUMER GOODS & SERVICES -- 1.2%
Fortune Brands, Inc.                                          32,300   $      1,808,800
Gillette Co.                                                 198,400          6,719,808
Kimberly-Clark Corp.                                         127,500          7,905,000
Philip Morris Cos., Inc.                                      26,300          1,148,784
Procter & Gamble Co.                                          69,230          6,182,239
                                                                       ----------------
                                                                       $     23,764,631
                                                                       ----------------
CONTAINERS -- 0.2%
Owens Illinois, Inc.*                                        271,200   $      3,726,288
                                                                       ----------------
ELECTRONICS -- 0.1%
Agilent Technologies, Inc.*                                   93,100   $      2,201,815
                                                                       ----------------
ENTERTAINMENT -- 2.0%
Harrah's Entertainment, Inc.*                                 78,814   $      3,495,401
Viacom, Inc., "B"*                                           750,383         33,294,494
Walt Disney Co.                                              128,180          2,422,602
                                                                       ----------------
                                                                       $     39,212,497
                                                                       ----------------
FINANCIAL INSTITUTIONS -- 3.7%
American Express Co.                                          75,900   $      2,756,688
Citigroup, Inc.                                              515,333         19,969,154
Federal Home Loan Mortgage Corp.                             270,500         16,554,600
Federal Home Loan Mortgage Corp.                              44,530   $      3,284,087
Merrill Lynch & Co., Inc.                                    364,400         14,758,200
Morgan Stanley Dean Witter & Co.                             282,900         12,187,332
                                                                       ----------------
                                                                       $     69,510,061
                                                                       ----------------
FINANCIAL SERVICES -- 0.7%
Mellon Financial Corp.                                       437,400   $     13,747,482
                                                                       ----------------
FOOD & BEVERAGE PRODUCTS -- 0.9%
Archer-Daniels-Midland Co.                                   429,345   $      5,491,322
Kellogg Co.                                                  221,700          7,950,162
PepsiCo, Inc.                                                 89,228          4,300,790
                                                                       ----------------
                                                                       $     17,742,274
                                                                       ----------------
FOREST & PAPER PRODUCTS -- 1.2%
Bowater, Inc.                                                123,600   $      6,720,132
International Paper Co.                                      388,000         16,909,040
                                                                       ----------------
                                                                       $     23,629,172
                                                                       ----------------
HEALTHCARE -- 0.1%
HCA, Inc.                                                     59,940   $      2,847,150
                                                                       ----------------
INSURANCE-- 3.9%
Allstate Corp.                                               387,630   $     14,334,557
Chubb Corp.                                                  158,800         11,243,040
CIGNA Corp.                                                  143,330         13,963,208
Hartford Financial Services Group, Inc.                      149,740          8,905,038
MetLife, Inc.                                                268,330          7,727,904
Nationwide Financial Services, Inc., "A"                     173,610          6,857,595
St. Paul Cos., Inc.                                          309,280         12,037,178
                                                                       ----------------
                                                                       $     75,068,520
                                                                       ----------------
MACHINERY -- 1.4%
Danaher Corp.                                                114,600   $      7,603,710
Deere & Co.                                                  412,180         19,743,422
                                                                       ----------------
                                                                       $     27,347,132
                                                                       ----------------
MEDIA -- CABLE -- 0.8%
Comcast Corp., "A"*                                          626,350   $     14,932,184
                                                                       ----------------
MEDICAL & HEALTH PRODUCTS -- 3.7%
Bristol-Myers Squibb Co.                                     501,990   $     12,901,143
Eli Lilly & Co.                                               76,280          4,302,192
Merck & Co., Inc.                                            339,800         17,207,472
Pfizer, Inc.                                                 566,300         19,820,500
Schering Plough Corp.                                        459,270         11,298,042
Wyeth                                                         97,200          4,976,640
                                                                       ----------------
                                                                       $     70,505,989
                                                                       ----------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.3%
Genzyme Corp.*                                               316,200   $      6,083,688
                                                                       ----------------
METALS & MINERALS -- 1.0%
Alcoa, Inc.                                                  571,459   $     18,943,866
                                                                       ----------------
OIL SERVICES -- 3.2%
BJ Services Co.*                                             157,500   $      5,336,100
Cooper Cameron Corp.*                                        159,180          7,707,496
El Paso Corp.                                                382,700          7,887,447
Kerr McGee Corp.                                              45,510          2,437,060
Noble Corp.*                                                 506,800         19,562,480
Schlumberger Ltd.                                            233,540         10,859,610
Transocean Sedco Forex, Inc.                                 261,500          8,145,725
                                                                       ----------------
                                                                       $     61,935,918
                                                                       ----------------
OILS -- 4.7%
Apache Corp.                                                 317,092   $     18,226,448
Devon Energy Corp.                                           514,510         25,355,053
ExxonMobil Corp.                                             501,596         20,525,308
Occidental Petroleum Corp.                                   674,540         20,229,455
Unocal Corp.                                                 176,250          6,510,675
                                                                       ----------------
                                                                       $     90,846,939
                                                                       ----------------

                                       31

ISSUER                                                       SHARES          VALUE
PHOTOGRAPHIC PRODUCTS -- 0.2%
Eastman Kodak Co.                                            130,700   $      3,812,519
                                                                       ----------------
PRINTING & PUBLISHING -- 1.0%
Gannett Co., Inc.                                            117,840   $      8,944,056
New York Times Co.                                            36,400          1,874,600
Tribune Co.                                                  179,600          7,812,600
                                                                       ----------------
                                                                       $     18,631,256
                                                                       ----------------
RAILROADS -- 0.6%
Burlington Northern Santa Fe Railway Co.                     309,580   $      9,287,400
Norfolk Southern Corp.                                        80,800          1,889,104
                                                                       ----------------
                                                                       $     11,176,504
                                                                       ----------------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
Equity Office Properties Trust                               134,700   $      4,054,470
Equity Residential Properties Trust                          262,820          7,556,075
Healthcare Reality Trust                                      19,300            617,600
                                                                       ----------------
                                                                       $     12,228,145
                                                                       ----------------
RESTAURANTS & LODGING -- 0.2%
McDonald's Corp.                                             121,200   $      3,448,140
                                                                       ----------------
RETAIL -- 1.9%
Sears, Roebuck & Co.                                         691,400   $     37,543,020
                                                                       ----------------
SPECIAL PRODUCTS & SERVICES -- 0.1%
3M Co.                                                        11,800   $      1,451,400
Illinois Tool Works, Inc.                                      9,500            648,850
                                                                       ----------------
                                                                       $      2,100,250
                                                                       ----------------
SUPERMARKETS -- 0.7%
Kroger Co.*                                                  645,340   $     12,842,266
                                                                       ----------------
TELECOMMUNICATIONS-- 0.9%
Alltel Corp.                                                  11,710   $        550,370
AT&T Corp.                                                 1,012,750         10,836,425
AT&T Corp.Section.*                                           62,100            239,085
SBC Communications, Inc.                                     170,846          5,210,803
                                                                       ----------------
                                                                       $     16,836,683
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELESS -- 0.8%
AT&T Wireless Services, Inc.*                              2,620,126   $     15,327,737
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELINE -- 1.0%
Advanced Fibre Communications, Inc.*                         252,200   $      4,171,388
Verizon Communications, Inc.                                 364,612         14,639,172
                                                                       ----------------
                                                                       $     18,810,560
                                                                       ----------------
TRANSPORTATION -- 0.6%
United Parcel Service, Inc.                                  175,300   $     10,824,775
                                                                       ----------------
UTILITIES -- ELECTRIC -- 2.7%
Calpine Corp.*                                             1,327,400   $      9,331,622
Exelon Corp.                                                  53,140          2,779,222
FirstEnergy Corp.                                            107,200          3,578,336
FPL Group, Inc.                                               68,480          4,108,115
NiSource, Inc.                                               955,536         20,859,351
Pinnacle West Capital Corp.                                  160,500          6,339,750
Progress Energy, Inc.                                         27,100          1,409,471
TXU Corp.                                                     76,127          3,924,347
                                                                       ----------------
                                                                       $     52,330,214
                                                                       ----------------
UTILITIES -- GAS -- 0.6%
National Fuel Gas Co.                                        433,200   $      9,751,332
WGL Holdings, Inc.                                            63,430          1,642,837
                                                                       ----------------
                                                                       $     11,394,169
                                                                       ----------------
UTILITIES -- TELEPHONE -- 0.3%
BellSouth Corp.                                              197,400   $      6,218,100
                                                                       ----------------
U.S. TREASURY OBLIGATIONS -- 0.1%
U.S. Bancorp                                                  61,409   $      1,433,900
                                                                       ----------------
    Total U.S. Stocks                                                  $    976,276,823
                                                                       ----------------
FOREIGN STOCKS -- 3.1%

BRAZIL
Aracruz Celulose S.A. (Forest & Paper Products)               30,150   $        603,000
                                                                       ----------------
CANADA -- 0.2%
Alcan, Inc. (Metals & Minerals)                               87,100   $      3,267,992
                                                                       ----------------
NETHERLANDS -- 1.3%
Akzo Nobel N.V. (Chemicals)                                  487,070   $     21,165,686
Royal Dutch Petroleum Co., N.V., ADR (Oils)                   82,790          4,575,803
                                                                       ----------------
                                                                       $     25,741,489
                                                                       ----------------
SWITZERLAND -- 0.1%
Nestle S.A. (Food & Beverage Products)*                        6,340   $      1,475,309
                                                                       ----------------
UNITED KINGDOM -- 1.5%
BP Amoco PLC, ADR (Oils)                                     291,020   $     14,693,600
Diageo PLC (Food & Beverage Products)*                       246,435          3,200,669
Reed International PLC (Printing & Publishing)               781,500          7,427,869
Vodafone Group PLC, ADR (Cellular Telephones)                236,563          3,229,085
                                                                       ----------------
                                                                       $     28,551,223
                                                                       ----------------
    Total Foreign Stocks                                               $     59,639,013
                                                                       ----------------
    Total Stocks (Identified Cost, $1,082,614,608)                     $  1,035,915,836
                                                                       ----------------

BONDS -- 38.1%
                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
U.S. BONDS -- 37.1%

ADVERTISING & BROADCASTING -- 0.3%
Clear Channel Communications, 7.25s, 2003           $          1,116   $      1,125,910
Clear Channel Communications, 7.875s, 2005                       702            715,170
Fox/Liberty Networks LLC, Inc., 8.875s, 2007                   3,708          3,782,160
                                                                       ----------------
                                                                       $      5,623,240
                                                                       ----------------
AEROSPACE -- 0.2%
Northrop Grumman Corp., 7.75s, 2031                 $          2,738   $      2,964,624
                                                                       ----------------
AIRLINES -- 0.1%
Jet Equipment Trust, 11.44s, 2014 ##                $          1,200   $        878,117
                                                                       ----------------
AUTOMOTIVE -- 0.3%
Ford Motor Co., 7.45s, 2031                         $          4,107   $      3,816,512
TRW, Inc., 6.625s, 2004                                          923            964,005
TRW, Inc., 7.75s, 2029                                         1,318          1,365,870
                                                                       ----------------
                                                                       $      6,146,387
                                                                       ----------------
BANKS & CREDIT COS. -- 1.0%
Bank America Corp., 7.4s, 2011                      $          2,792   $      3,053,108
Credit Suisse First Boston U.S.A, 6.5s, 2012                   4,883          4,940,863
Midamerican Funding LLC, 6.927s, 2029                          2,762          2,625,864
Midland Cogeneration Venture Corp., 10.33s, 2002                 438            436,875
Natexis AMBS Co. LLC, 8.44s, 2049 ##                             135            149,870
Socgen Real Estate Co., 7.64s, 2049 ##                         6,688          7,140,109
                                                                       ----------------
                                                                       $     18,346,689
                                                                       ----------------
BUILDING -- 0.3%
CRH America, Inc., 6.95s, 2012                      $          1,847   $      1,935,121
Hanson PLC, 7.875s, 2010                                       3,352          3,731,245
                                                                       ----------------
                                                                       $      5,666,366
                                                                       ----------------
CONGLOMERATES -- 0.2%
News America Holdings, Inc., 6.703s, 2034           $          3,822   $      3,950,152
                                                                       ----------------

                                       32

                                                    PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)          VALUE
CONSUMER CYCLICAL -- 0.1%
Cendant Corp., 6.875s, 2006                         $          1,423   $      1,425,163
                                                                       ----------------
CORPORATE ASSET-BACKED -- 3.6%
American Airlines Pass-Through Trust,
  6.855s, 2010                                      $          1,141   $      1,193,706
Banamex Credit Card Merchant Voucher,
  6.25s, 2003 ##                                                 667            668,159
BCF LLC, 7.75s, 2026 ##                                          445            309,040
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8s, 2008                                 2,987          3,176,447
Beneficial Home Equity Loan Trust, 1.96s, 2037                 2,673          2,655,490
Capital One Auto Finance Trust, 4.79s, 2009                    1,750          1,788,142
Certificates Funding Corp., 6.716s, 2004                       5,942          6,303,667
Chase Commercial Mortgage Securities
  Corp., 6.39s, 2030                                           2,893          3,074,695
Chase Commercial Mortgage Securities
  Corp., 7.543s, 2032                                            912            992,203
Chase Mortgage Finance Trust                                   3,344          3,402,467
Citibank Credit Card Issuance Trust, 6.65s, 2008               4,743          5,031,484
Commerce 2000, 2.14s, 2002 ##                                    216            215,682
Commerce 2000, 2.06s, 2011                                     1,780          1,779,687
Continental Airlines Pass-Through Trust,
  Inc., 6.648s, 2019                                           2,534          2,419,637
Continental Airlines Pass-Through Trust,
  Inc., 7.256s, 2020                                           1,681          1,676,707
Criimi Mae Commercial Mortgage Trust, 7s, 2033                 1,630          1,697,178
Criimi Mae Corp., 6.70s, 2030 ##                               1,272          1,257,638
CWMBS, Inc. Pass-Through Trust, 8s, 2030                       5,259          5,608,130
Ford Credit Auto Owner Trust, 6.42s, 2003                      1,813          1,846,414
General Motors Acceptance Corp., 3.898s, 2013                  1,481          1,485,905
GS Mortgage Securities Corp. II, 6.06s, 2030                   3,677          3,801,934
Independant National Mortgage Corp., 7s, 2026                  1,440          1,475,267
Morgan Stanley Capital I, Inc., 0s, 2030                      85,122          2,889,177
Morgan Stanley Deanwitter Capital, 3.364s, 2013 ##             3,205          3,202,501
Residential Accredit Loans, Inc., 6.75s, 2028                  6,300          6,490,953
Residential Accredit Loans, Inc., 7s, 2028                     3,000          3,109,371
Summit Acceptance Auto Investment LLC, 7.51s, 2007             1,600          1,683,000
                                                                       ----------------
                                                                       $     69,234,681
                                                                       ----------------
DEFENSE ELECTRONICS -- 0.5%
Raytheon Co., 6.45s, 2002                           $          6,935   $      6,960,312
Raytheon Co., 6.15s, 2008                                      1,817          1,865,007
Raytheon Co., 7s, 2028                                           975            971,381
                                                                       ----------------
                                                                       $      9,796,700
                                                                       ----------------
ENERGY -- INTEGRATED -- 0.3%
Amerada Hess Corp., 7.3s, 2031                      $          2,311   $      2,354,378
Conoco Funding Co., 6.35s, 2011                                1,644          1,706,357
Midland Funding Corp. I, 10.33s, 2002                            543            542,263
Phillips Petroleum Co., 8.5s, 2005                             2,211          2,471,259
                                                                       ----------------
                                                                       $      7,074,257
                                                                       ----------------
ENTERTAINMENT -- 0.5%
AOL Time Warner, Inc., 6.15s, 2007                  $          2,744   $      2,619,066
News America Holdings, Inc., 8.5s, 2005                          694            743,663
Time Warner, Inc., 10.15s, 2012                                5,186          5,913,284
Time Warner, Inc., 6.875s, 2018 ##                             1,325          1,135,154
                                                                       ----------------
                                                                       $     10,411,167
                                                                       ----------------
FINANCIAL INSTITUTIONS -- 3.0%
Associates Corp., 5.5s, 2004                        $          2,130   $      2,205,722
Countrywide Home Loans, Inc., 6.85s, 2004                      4,592          4,864,627
Countrywide Home Loans, Inc., 5.5s, 2006                       1,784          1,823,427
Ford Motor Credit Co., 6.875s, 2006                            7,207          7,360,725
Ford Motor Credit Co., 7.375s, 2009                            3,263          3,312,304
Ford Motor Credit Co., 7.875s, 2010                            1,700          1,765,943
General Motors Acceptance Corp., 5.36s, 2004                   5,000          5,091,665
General Motors Acceptance Corp., 6.875s, 2011                  2,196          2,176,719
General Motors Acceptance Corp., 7.25s, 2011                   2,886          2,951,685
General Motors Acceptance Corp., 7s, 2012                      1,363          1,365,045
General Motors Acceptance Corp., 8s, 2031                      1,396          1,431,486
Household Finance Corp., 7.875s, 2007                          4,235          4,556,987
Household Finance Corp., 7s, 2012                              1,238          1,231,010
KFW International Finance, Inc., 4.25s, 2005                   1,600          1,626,659
Lehman Brothers Holdings, Inc., 7.75s, 2005                    1,583          1,707,962
Lehman Brothers Holdings, Inc., 8.25s, 2007                    5,657          6,389,016
Pemex Project Funding Master Trust, 9.125s, 2010               2,438          2,523,476
Salton Sea Funding Corp., 7.84s, 2010                          2,325          2,307,004
Salton Sea Funding Corp., 8.3s, 2011                             388            388,886
Sunamerica Institutional, 5.75s, 2009                          2,804          2,865,688
                                                                       ----------------
                                                                       $     57,946,036
                                                                       ----------------
FINANCIAL SERVICES -- 1.5%
Citigroup, Inc., 7.25s, 2010                        $          3,761   $      4,082,114
General Electric Capital Corp., 7.5s, 2005                     3,643          3,992,400
General Electric Capital Corp., 8.7s, 2007                     2,250          2,610,225
General Electric Capital Corp., 8.75s, 2007                      904          1,058,855
General Electric Capital Corp., 8.85s, 2007                    1,325          1,530,441
General Electric Capital Corp., 6.75s, 2032                    1,057          1,040,754
Morgan (JP) Commercial Mortgage
  Finance Corp., 6.613s, 2030                                  1,179          1,258,699
Morgan Stanley Group, Inc., 6.1s, 2006                         5,355          5,592,762
Sprint Capital Corp., 5.7s, 2003                               2,115          1,953,139
Sprint Capital Corp., 7.125s, 2006                             3,998          3,514,642
Sprint Capital Corp., 6s, 2007                                 1,500          1,259,445
Sprint Capital Corp., 8.375s, 2012                             1,493          1,224,111
                                                                       ----------------
                                                                       $     29,117,587
                                                                       ----------------

                                       33

                                                    PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)           VALUE
FOOD & BEVERAGE PRODUCTS -- 0.4%
Dole Food, Inc., 7.25s, 2009 ##                     $          2,246   $      2,296,486
Kellogg Co., 6s, 2006                                          2,170          2,267,841
Tyson Foods, Inc., 8.25s, 2011 ##                              2,181          2,421,302
                                                                       ----------------
                                                                       $      6,985,629
                                                                       ----------------
FOREST & PAPER PRODUCTS -- 0.2%
Meadwestvaco Corp., 6.85s, 2012                     $          1,264   $      1,311,842
Weyerhaeuser Co., 6.75s, 2012 ##                                 859            883,164
Weyerhaeuser Co., 7.375s, 2032 ##                              1,158          1,172,394
                                                                       ----------------
                                                                       $      3,367,400
                                                                       ----------------
GAMING -- 0.1%
Harrahs Operating, Inc., 7.125s, 2007               $          1,476   $      1,552,015
                                                                       ----------------
HEALTHCARE -- 0.1%
HCA, Inc., 6.95s, 2012                              $          2,556   $      2,604,768
                                                                       ----------------
HOUSING -- 0.2%
Residential Funding Mortgage Securities I,
  Inc., 6s, 2016                                    $          3,698   $      3,749,721
Residential Funding Mortgage Securities, Inc.,
  7.66s, 2012                                                     13             13,366
                                                                       ----------------
                                                                       $      3,763,087
                                                                       ----------------
INSURANCE -- 0.7%
AIG Sunamerica, 7.6s, 2005 ##                       $          3,135   $      3,500,447
AIG Sunamerica Global Financing Iv, 5.85s, 2006 ##             4,159          4,355,055
Prudential Funding Corp., 6.6s, 2008                           3,164          3,350,771
St Paul Cos., Inc., 5.75s, 2007                                1,319          1,321,599
                                                                       ----------------
                                                                       $     12,527,872
                                                                       ----------------
MACHINERY -- 0.1%
Kennametal, Inc., 7.2s, 2012                        $          2,125   $      2,123,442
                                                                       ----------------
MEDIA -- CABLE -- 0.2%
Comcast Cable Commerce, Inc., 6.875s, 2009          $          2,722   $      2,533,148
Comcast Cable Communications, Inc., 6.75s, 2011                  992            879,209
                                                                       ----------------
                                                                       $      3,412,357
                                                                       ----------------
MEDICAL & HEALTH PRODUCTS -- 0.4%
Healthsouth Corp., 6.875s, 2005                     $          1,617   $      1,592,745
Healthsouth Corp., 7.375s, 2006 ##                               393            393,000
Tenet Healthcare Corp., 6.375s, 2011 ##                        5,769          5,839,763
                                                                       ----------------
                                                                       $      7,825,508
                                                                       ----------------
NATURAL GAS -- PIPELINE -- 0.2%
Kinder Morgan Energy Partners, 6.75s, 2011          $            740   $        759,758
Kinder Morgan Energy Partners, 7.4s, 2031                      1,861          1,875,106
Kinder Morgan Energy Partners, 7.75s, 2032                       980          1,028,755
                                                                       ----------------
                                                                       $      3,663,619
                                                                       ----------------
OILS -- 0.4%
Devon Financing Corp., U L C, 6.875s, 2011          $          5,311          5,531,067
Occidental Petroleum Corp., 6.4s, 2003                         2,700          2,748,141
                                                                       ----------------
                                                                       $      8,279,208
                                                                       ----------------
POLLUTION CONTROL -- 0.6%
USA Waste Services, Inc., 7s, 2004                  $          4,095   $      4,283,411
Waste Management, Inc., 6.625s, 2002                           3,316          3,319,150
Waste Management, Inc., 7.375s, 2010                           3,703          3,855,490
WMX Technologies, Inc., 6.375s, 2003                             820            844,624
                                                                       ----------------
                                                                       $     12,302,675
                                                                       ----------------
RAILROADS -- 0.1%
Union Pacific Corp., 6.34s, 2003                    $          2,087   $      2,174,842
                                                                       ----------------
REAL ESTATE -- 0.3%
EOP Operating Ltd., 7.75s, 2007                     $          1,234   $      1,346,516
Simon Property Group Inc., 6.75s, 2004                         4,593          4,764,457
                                                                       ----------------
                                                                       $      6,110,973
                                                                       ----------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Vornado Reality Trust, 5.625s, 2007                 $          3,304   $      3,282,623
                                                                       ----------------
RESTAURANTS & LODGING -- 0.2%
MGM Mirage, Inc., 8.5s, 2010                        $          3,991   $      4,115,040
                                                                       ----------------
RETAIL -- 0.3%
Federated Department Stores, Inc., 8.5s, 2003       $          4,793   $      5,002,838
                                                                       ----------------
SUPERMARKETS -- 0.2%
Delhaize America, Inc., 9s, 2031                    $          3,686   $      3,978,963
                                                                       ----------------
TELECOMMUNICATIONS-- 0.4%
Citizens Communications Co., 8.5s, 2006             $          1,645   $      1,614,321
Citizens Communications Co., 7.625s, 2008 ##                   2,281          2,084,343
Cox Communications, Inc., 7.75s, 2010                          3,982          3,787,424
                                                                       ----------------
                                                                       $      7,486,088
                                                                       ----------------
TELECOMMUNICATIONS & CABLE -- 0.1%
Belo Ah Corp., 7.75s, 2027                          $          2,533   $      2,356,977
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
AT&T Wireless Services, Inc., 7.35s, 2006           $          2,550   $      2,217,123
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELINE
WorldCom, Inc., 6.5s, 2004                          $          1,462   $        241,230
WorldCom, Inc., 6.4s, 2005                                     1,011            161,760
WorldCom, Inc., 6.95s, 2028                                    1,786            281,295
WorldCom, Inc., 8.25s, 2031                                      264             41,580
                                                                       ----------------
                                                                       $        725,865
                                                                       ----------------
U.S. GOVERNMENT AGENCIES -- 11.5%
Federal Home Loan Mortgage Corp., 4.25s, 2005       $          4,335   $      4,422,914
Federal Home Loan Mortgage Corp., 5.5s, 2006                   7,104          7,451,244
Federal Home Loan Mortgage Corp., 6s, 2011                       784            820,738
Federal National Mortgage Assn., 6s, 2005-2031                35,303         36,122,264
Federal National Mortgage Assn., 5.5s, 2006                    8,675          9,107,709
Federal National Mortgage Assn., 5.25s, 2007                   5,700          5,909,817
Federal National Mortgage Assn., 5.722s, 2009                  5,090          5,239,084
Federal National Mortgage Assn., 6.625s, 2010                  7,945          8,646,702
Federal National Mortgage Assn., 4.08s, 2019                     391          3,090,813
Federal National Mortgage Assn., 7.5s, 2030-2031              12,571         13,203,968
Federal National Mortgage Assn., 6.5s, 2031                   46,249         47,220,736
Government National Mortgage Assn.,
  7.5s, 2024-2026                                             16,673         17,614,000
Government National Mortgage Assn., 7s, 2027-2031             47,874         49,805,361
Government National Mortgage Assn., 6.5s, 2028                 8,515          8,727,269

                                       34

                                                    PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)          VALUE
Student Loan Marketing Assn., 5s, 2004              $          3,495   $      3,621,659
                                                                       ----------------
                                                                       $    221,004,278
                                                                       ----------------
UTILITIES -- ELECTRIC -- 2.8%
Allegheny Energy Supply Co., LLC ##, 7.8s, 2011 ##  $          1,888   $      1,930,644
Cleveland Electric Illuminating Co., 9s, 2023                  1,426          1,492,223
Commonwealth Edison Co., 8.5s, 2022                            2,159          2,243,503
Dominion Resources, Inc., 8.125s, 2010                         2,392          2,670,477
DTE Energy Co., 7.05s, 2011                                    1,827          1,921,237
Entergy Mississippi, Inc., 6.2s, 2004                          1,620          1,670,690
GGIB Funding Corp., 7.43s, 2011                                  913            936,897
Gulf States Utilities Co., 8.25s, 2004                           816            869,464
Niagara Mohawk Power Corp., 7.25s, 2002                        2,358          2,382,157
Niagara Mohawk Power Corp., 7.75s, 2006                        5,437          5,981,080
Niagara Mohawk Power Corp., 8.77s, 2018                        2,839          2,948,870
Nisource Finance Corp., 7.5s, 2003                             3,500          3,511,200
Nisource Finance Corp., 7.875s, 2010                           5,989          6,173,042
Northeast Utilities, 8.58s, 2006                               1,582          1,718,814
Northwestern Corp., 8.75s, 2012 ##                             1,741          1,570,549
NSTAR Co., 8s, 2010                                            1,715          1,912,757
Pseg Power LLC, 7.75s, 2011                                    2,447          2,586,043
Pseg Power LLC, 6.95s, 2012                                    1,068          1,073,597
Pseg Power LLC, 8.625s, 2031                                   2,310          2,549,730
Toledo Edison Co., 7.875s, 2004                                1,725          1,825,602
Utilicorp United, Inc., 7s, 2004                               1,012            947,424
Waterford 3 Funding Entergy Corp., 8.09s, 2017                 2,698          2,734,473
Wisconsin Energy Corp., 5.875s, 2006                           1,862          1,925,252
                                                                       ----------------
                                                                       $     53,575,725
                                                                       ----------------
UTILITIES -- GAS -- 0.4%
Coastal Corp., 6.2s, 2004                           $          4,446   $      4,417,456
Consolidated Natural Gas Co., 6.25s, 2011                      1,021          1,022,317
Texas Gas Transmission Corp., 7.25s, 2027                      1,700          1,427,740
Williams Gas Pipelines Central, Inc.,
  7.375s, 2006 ##                                              1,087            896,884
                                                                       ----------------
                                                                       $      7,764,397
                                                                       ----------------
UTILITIES -- TELEPHONE -- 0.8%
AT & T Corp., 6.5s, 2029                            $             99   $         68,310
TCI Communications Financing III, 9.65s, 2027                  6,805          6,921,706
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006                                                  1,716          1,721,021
Verizon New York Inc., 6.875s, 2012                            6,220          6,286,305
                                                                       ----------------
                                                                       $     14,997,342
                                                                       ----------------
U.S. TREASURY OBLIGATIONS -- 4.2%
U.S. Treasury Bonds, 11.875s, 2003                  $          3,511   $      3,959,355
U.S. Treasury Bonds, 9.875s, 2015                              7,228         10,368,277
U.S. Treasury Bonds, 6.25s, 2030                              15,910         17,234,348
U.S. Treasury Bonds, 5.375s, 2031                              8,915          8,729,657
U.S. Treasury Notes, 3.5s, 2006                                5,651          5,550,299
U.S. Treasury Notes, 6.875s, 2006                             18,385         20,410,842
U.S. Treasury Notes, 4.375s, 2007                              6,314          6,400,818
U.S. Treasury Notes, 5.5s, 2009                                1,634          1,728,707
U.S. Treasury Notes, 5s, 2011                       $          3,517   $      3,565,816
U. S. Treasury Notes, 4.875s, 2012                             2,992          3,003,220
                                                                       ----------------
                                                                       $     80,951,339
                                                                       ----------------
    Total U.S. Bonds                                                   $    712,733,159
                                                                       ----------------
FOREIGN BONDS -- 1.0%

CANADA -- 0.4%
Abitibi Consolidated, Inc., 8.85s, 2030
  ( Forest & Paper Products)                        $          3,445   $      3,362,803
Hydro Quebec, 6.3s, 2011 (Energy)                              4,309          4,564,739
                                                                       ----------------
                                                                       $      7,927,542
                                                                       ----------------
FRANCE -- 0.1%
France Telecom S. A., 3.75s, 2003
  (Telecommunications) ##                           $          2,151   $      2,154,291
                                                                       ----------------
ITALY -- 0.4%
Republic of Italy, 4.625s, 2005                     $          4,191   $      4,288,198
Unicredito Italiano Capital Trust,
  (Banks & Credit Cos.) ##                                     3,018          3,516,000
                                                                       ----------------
                                                                       $      7,804,198
                                                                       ----------------
MEXICO -- 0.1%
United Mexican States, 8.375s, 2011                 $          1,329   $      1,382,160
                                                                       ----------------
NORWAY
Union Bank of Norway, 7.35s, 2049
  (Banks & Credit Cos.) ##                          $            727   $        748,090
                                                                       ----------------
    Total Foreign Bonds                                                $     20,016,281
                                                                       ----------------
    Total Bonds (Identified Cost, $720,017,261)                        $    732,749,440
                                                                       ----------------

CONVERTIBLE PREFERRED STOCKS -- 1.1%
                                                         SHARES
U.S. STOCKS -- 1.1%

BUSINESS MACHINES -- 0.3%
Motorola Inc. 7.00%                                          129,800   $      5,953,926
                                                                       ----------------
ENERGY -- 0.2%
Duke Energy Co., 8.00%                                       163,100   $      3,547,425
                                                                       ----------------
FINANCIAL INSTITUTIONS -- 0.1%
General Motors Corp. 5.25%*                                   68,600   $      1,802,122
                                                                       ----------------
NATURAL GAS -- PIPELINE -- 0.2%
Williams Cos Inc., 9.00%                                     329,380   $      4,143,600
                                                                       ----------------
UTILITIES -- ELECTRIC -- 0.3%
Dominion Resources, Inc., 9.50%                               55,000   $      3,338,500
NiSource, Inc., 7.75%                                         47,900          2,020,901
TXU Corp., 9.25%                                              41,500          1,113,860
                                                                       ----------------
                                                                       $      6,473,261
                                                                       ----------------
    Total Convertible Preferred Stock
      (Identified Cost, $26,627,870)                                   $     21,920,334
                                                                       ----------------

CONVERTIBLE BONDS -- 0.6%
                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
U.S. BONDS -- 0.6%

COMPUTER SOFTWARE -- SYSTEMS -- 0.3%
Analog Devices, Inc., 4.75s, 2005                   $          5,400   $      5,157,000
                                                                       ----------------
CONGLOMERATES -- 0.1%
Loews Corp., 3.125s, 2007                           $          3,030   $      2,639,888
                                                                       ----------------
RESTAURANTS & LODGING -- 0.2%
Hilton Hotels Corp., 5s, 2006                       $          4,000   $      3,789,200
                                                                       ----------------
    Total Convertible Bonds
      (Identified Cost, $11,288,947)                                   $     11,586,088
                                                                       ----------------

                                       35

SHORT-TERM OBLIGATIONS -- 4.8%
                                                    PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)           VALUE
Edison Asset Securitization LLC, due 7/01/02        $         26,385   $     26,385,000
Ford Motor Credit Corp., due 7/22/02-8/12/02                  21,300         21,256,389
General Electric Capital Corp., due 7/01/02                    6,435          6,435,000
General Motors Acceptance Corp.,
  due 7/12/02-8/02/02                                         28,600         28,565,631
New Center Asset Trust, due 7/01/02                            9,043          9,043,000
                                                                       ----------------
    Total Short-Term Obligations, at Amortized Cost                    $     91,685,020
                                                                       ----------------
REPURCHASE AGREEMENT -- 0.4%
Merrill Lynch, dated, 6/28/02, due, 7/01/02, total
  to be received $7,236,176  (secured by various
  U.S. Treasury and Federal Agency obligations
  in a jointly traded accpont), at Cost             $          7,235   $      7,235,000
                                                                       ----------------
    Total Investments
      (Identified Cost, $1,939,468,706)                                $  1,901,091,718
                                                                       ----------------
OTHER ASSETS, LESS LIABILITIES -- 1.1%                                       21,211,456
                                                                       ----------------
    Net Assets -- 100.0%                                               $  1,922,303,174
                                                                       ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (UNAUDITED) -- JUNE 30, 2002
UTILITIES SEIES

STOCKS -- 75.9%

ISSUER                                                        SHARES        VALUE
U.S. STOCKS -- 56.9%

ELECTRONICS -- 0.5%
General Motors Corp. "H"                                     163,300   $      1,698,320
                                                                       ----------------
ENTERTAINMENT -- 5.7%
AOL Time Warner, Inc.*                                       160,400   $      2,359,484
Comcast Corp., "A"*                                          106,000          2,527,040
Fox Entertainment Group, Inc.*                                98,700          2,146,725
The Walt Disney Co.                                           51,400            971,460
Viacom, Inc., "B"*                                           240,200         10,657,674
                                                                       ----------------
                                                                       $     18,662,383
                                                                       ----------------
NATURAL GAS -- PIPELINE -- 5.6%
Equitable Resources, Inc.                                    291,800   $     10,008,740
Kinder Morgan Management LLC                                 274,920          8,385,060
                                                                       ----------------
                                                                       $     18,393,800
                                                                       ----------------
OILS -- 2.7%
Anadarko Petroleum Corp.                                      56,500   $      2,785,450
Apache Corp.                                                  90,190          5,184,121
Newfield Exploration Co.*                                     23,900            888,363
                                                                       ----------------
                                                                       $      8,857,934
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELINE -- 2.5%
AT&T Wireless Services, Inc.*                                799,160   $      4,675,086
EchoStar Communications Corp.*                               180,400          3,348,224
                                                                       ----------------
                                                                       $      8,023,310
                                                                       ----------------
UTILITIES -- ELECTRIC -- 21.2%
AES Corp.*                                                   625,600   $      3,390,752
Cinergy Corp.                                                 31,000          1,115,690
Constellation Energy Group, Inc.                             150,400          4,412,736
DTE Energy Co.                                                20,200            901,728
Duke Energy Corp.                                             60,000          1,866,000
Edison International*                                        246,800          4,195,600
Energy East Corp.                                            287,600          6,499,760
Entergy Corp.                                                193,100          8,195,164
FirstEnergy Corp.                                            224,000          7,477,120
FPL Group, Inc.*                                              36,000          2,159,640
MDU Resources Group, Inc.                                    199,500          5,244,855
Mirant Corp.*                                                411,900          3,006,870
NiSource, Inc.                                                44,200            964,886
PG&E Corp.*                                                  142,300          2,545,747
Pinnacle West Capital Corp.                                   87,200          3,444,400
PPL Corp.                                                    213,700          7,069,196
TXU Corp.                                                    107,700          5,551,935
Xcel Energy, Inc.                                             74,800          1,254,396
                                                                       ----------------
                                                                       $     69,296,475
                                                                       ----------------
UTILITIES -- GAS -- 13.1%
Atmos Energy Corp.                                            57,800   $      1,354,832
Dominion Resources, Inc.                                      27,100          1,794,020
Dynegy, Inc.                                                 564,560          4,064,832
El Paso Corp.                                                450,338          9,281,466
Energen Corp.                                                 11,800            324,500
KeySpan Corp.                                                315,000         11,859,750
Kinder Morgan, Inc.                                          274,100         10,421,282
National Fuel Gas Co.                                          7,300            164,323
Questar Corp.                                                122,700          3,030,690
Williams Cos., Inc.                                           84,500            506,155
                                                                       ----------------
                                                                       $     42,801,850
                                                                       ----------------
UTILITIES -- TELEPHONE -- 5.6%
Alltel Corp.                                                  12,900   $        606,300
AT&T Corp.                                                   235,500          2,519,850
BellSouth Corp.                                              143,900          4,532,850
Charter Communications, Inc.*                                780,500          3,184,440
Verizon Communications, Inc.                                 180,850          7,261,128
Winstar Communications, Inc.* (Delisted)                     153,150                383
                                                                       ----------------
                                                                       $     18,104,951
                                                                       ----------------
    Total U.S. Stocks                                                  $    185,839,023
                                                                       ----------------

                                       36

ISSUER                                                       SHARES          VALUE
FOREIGN STOCKS -- 19.0%

CANADA -- 2.5%
BCE, Inc. (Utilities -- Telephone)                           276,500   $      4,816,630
Encana Corp. (Utilities -- Gas)                              104,188          3,204,835
                                                                       ----------------
                                                                       $      8,021,465
                                                                       ----------------
FRANCE -- 1.6%
Vivendi Environnement (Water)                                171,800   $      5,291,442
                                                                       ----------------
ISRAEL -- 1.0%
Partner Communications Co. Ltd.,
  ADR (Utilities -- Telephone)*                              773,850   $      3,250,170
                                                                       ----------------
ITALY -- 0.8%
Snam Rete Gas S.A (Natural Gas -- Pipeline)*                 891,530   $      2,627,290
                                                                       ----------------
MEXICO -- 1.3%
Telefonos de Mexico S.A., ADR
  (Utilities -- Telephone)                                   130,200   $      4,176,816
                                                                       ----------------
NETHERLANDS -- 1.8%
Completel Europe N.V
  (Telecommunications -- Wireline)*##                         36,880   $          4,362
                                                                       ----------------
KPN N.V. (Utilities -- Telephone)                          1,252,930          5,853,370
                                                                       ----------------
                                                                       $      5,857,732
                                                                       ----------------
SOUTH KOREA -- 2.5%
KT Corp. (Telecommunications -- Wireline)                    195,310   $      4,228,461
SK Telecom Co., Ltd.
  (Telecommunications -- Wireline)                            18,110          4,063,818
                                                                       ----------------
                                                                       $      8,292,279
                                                                       ----------------
SPAIN -- 3.3%
Iberdrola S.A. (Utilities -- Electric)                       401,500   $      5,836,848
Telefonica de Espana S.A.,
  ADR (Utilities -- Telephone)                               202,995          5,044,426
                                                                       ----------------
                                                                       $     10,881,274
                                                                       ----------------
UNITED KINGDOM -- 4.2%
Lattice Group (Conglomerates)                              1,542,600   $      4,021,131
National Grid Group PLC
  (Telecommunications -- Wireline)                           792,000          5,626,132
Vodafone Group PLC (Utilities -- Telephone)*               2,901,460          3,980,686
                                                                       ----------------
                                                                       $     13,627,949
                                                                       ----------------
    Total Foreign Stocks                                               $     62,026,417
                                                                       ----------------
    Total Stocks (Identified Cost, $327,980,542)                       $    247,865,440
                                                                       ----------------

BONDS -- 12.4%

                                                    PRINCIPAL AMOUNT
                                                      (000 OMITTED)
U.S. BONDS -- 11.7%

AEROSPACE -- 0.1%
Northrop Grumman Corp., 7.125s, 2011                $            119   $        125,897
Northrop Grumman Corp., 7.75s, 2031                              222            240,375
                                                                       ----------------
                                                                       $        366,272
                                                                       ----------------
BANKS & CREDIT COS. -- 0.3%
Credit Suisse First Boston USA, Inc., 6.5s, 2012    $            371   $        375,396
GS Escrow Corp., 7s, 2003                                        598            620,379
                                                                       ----------------
                                                                       $        995,775
                                                                       ----------------
BUILDING -- 0.1%
American Standard, Inc., 7.375s, 2008               $            170   $        175,100
                                                                       ----------------

                                                    PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)          VALUE
CORPORATE ASSET-BACKED -- 0.9%
Falcon Auto Dealership
  LLC, 0.981, 2023 Interest Only ##                 $          1,219   $        175,619
PSE&G Transition Funding LLC, 5.74s, 2007                        865            899,804
PSE&G Transition Funding LLC, 5.98s, 2008                        340            359,932
TIAA Retail Commercial Mortgage
  Trust, 7.17s, 2032 ##                                          690            734,437
Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                 789            809,814
                                                                       ----------------
                                                                       $      2,979,606
                                                                       ----------------
DEFENSE ELECTRONICS -- 0.3%
Raytheon Co., 7.9s, 2003                            $            831   $        850,512
                                                                       ----------------
ENERGY -- INDEPENDENT -- 0.2%
Devon Financing Corp. ULC, 6.875s, 2011             $            466   $        485,309
                                                                       ----------------
ENERGY -- INTEGRATED -- 0.2%
Amerada Hess Corp., 6.65s, 2011                     $            773   $        804,299
                                                                       ----------------
ENTERTAINMENT -- 0.2%
AOL Time Warner, Inc., 7.7s, 2032                   $            214   $        190,432
Time Warner Entertainment Co. LP, 8.875s, 2012                   493            521,612
                                                                       ----------------
                                                                       $        712,044
                                                                       ----------------
FINANCIAL INSTITUTIONS -- 0.6%
Countrywide Home Loans, Inc., 6.85s, 2004           $            847   $        897,286
Ford Motor Credit Co., 7.375s, 2009                              570            578,613
General Electric Capital Corp., 6s, 2012                         547            544,406
                                                                       ----------------
                                                                       $      2,020,305
                                                                       ----------------
FINANCIAL SERVICES -- 0.1%
Pemex Project Funding Master Trust, 9.125s, 2010    $            274   $        283,607
                                                                       ----------------
FOREST & PAPER PRODUCTS -- 0.2%
Weyerhaeuser Co., 7.375s, 2032##                    $            620   $        627,707
                                                                       ----------------
MEDIA -- CABLE -- 0.2%
Comcast Cable Commerce, Inc., 6.875s, 2009          $            731   $        680,283
                                                                       ----------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.5%
HCA Healthcare Co., 7.125s, 2006                    $            424   $        440,689
HCA Healthcare Co., 7.875s, 2011                                 576            611,948
Tenet Healthcare Corp., 6.875s, 2031                             476            468,572
                                                                       ----------------
                                                                       $      1,521,209
                                                                       ----------------
NATURAL GAS -- PIPELINE -- 0.3%
Kinder Morgan Energy Partners LP, 6.75s, 2011       $            982   $      1,008,219
                                                                       ----------------
OILS -- 0.1%
Valero Energy Corp., 7.5s, 2032                     $            351   $        352,192
                                                                       ----------------
POLLUTION CONTROL -- 0.2%
WMX Technologies, Inc., 6.375s, 2003                $            676   $        696,300
                                                                       ----------------
RESTAURANTS & LODGING -- 0.1%
Yum! Brands, Inc., 7.7s, 2012                       $            472   $        472,000
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
AT&T Wireless Services, Inc., 7.35s, 2006           $            213   $        185,195
                                                                       ----------------

                                       37

                                                    PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)          VALUE
TELECOMMUNICATIONS -- WIRELINE -- 0.6%
AT&T Corp., 6.5s, 2029                              $            160   $        110,400
Citizens Communications Co., 8.5s, 2006                          552            541,705
EchoStar DBS Corp., 9.125s, 2009                                 119            108,885
Sprint Capital Corp., 6s, 2007                                   619            519,731
Sprint Capital Corp., 8.375s, 2012 ##                            429            351,737
Telecomunicaciones de Puerto Rico,
  Inc., 6.65s, 2006                                               72             72,211
Telecomunicaciones de Puerto Rico,
  Inc., 6.8s, 2009                                               175            164,704
                                                                       ----------------
                                                                       $      1,869,373
                                                                       ----------------
U.S. GOVERNMENT AGENCIES -- 2.1%
Federal National Mortgage Assn., 5.75s, 2008        $          1,531   $      1,615,603
Federal National Mortgage Assn., 6s, 2016                      1,302          1,330,573
Federal National Mortgage Assn., 6.5s, 2031                    2,304          2,352,851
Government National Mortgage Assn., 7s, 2027                   1,430          1,487,236
                                                                       ----------------
                                                                       $      6,786,263
                                                                       ----------------
U.S. TREASURY OBLIGATIONS -- 1.0%
U.S. Treasury Notes, 4.625s, 2006                   $          2,645   $      2,724,350
U.S. Treasury Notes, 4.875s, 2012                                655            657,456
                                                                       ----------------
                                                                       $      3,381,806
                                                                       ----------------
UTILITIES -- ELECTRIC -- 3.1%
Beaver Valley Funding Corp., 9s, 2017               $             16   $         16,992
DTE Energy Co., 6.45s, 2006                                    1,693          1,762,142
Firstenergy Corp., 5.5s, 2006                                    213            207,434
Midamerican Funding LLC, 6.927s, 2029                            280            266,199
Midland Funding Corp. I, 10.33s, 2002                             94             93,915
Niagara Mohawk Power Corp., 7.75s, 2006                          565            621,540
Niagara Mohawk Power Corp., 8.77s, 2018                          345            358,351
NiSource Finance Corp., 7.625s, 2005                           2,591          2,613,179
Northwestern Corp., 7.875s, 2007 ##                              178            159,692
NSTAR Co., 8s, 2010                                              557            621,228
Oncor Electric Delivery Co., 6.375s, 2012 ##                     455            466,743
Progress Energy, Inc., 6.75s, 2006                             1,195          1,252,718
Progress Energy, Inc., 7.1s, 2011                                404            425,990
PSE&G Power LLC, 7.75s, 2011                                     446            471,343
Salton Sea Funding Corp., 7.84s, 2010                            500            496,130
TXU Eastern Funding Co., 6.75s, 2009                             362            363,986
                                                                       ----------------
                                                                       $     10,197,582
                                                                       ----------------
UTILITIES -- TELEPHONE -- 0.2%
Verizon New Jersey, Inc., 5.875s, 2012              $            817   $        763,204
                                                                       ----------------
    Total U.S. Bonds                                                   $     38,214,162
                                                                       ----------------
FOREIGN BONDS -- 0.7%
CANADA -- 0.2%
Abitibi Consolidated, Inc., 8.85s, 2030
  (Forest & Paper Products)                         $            699   $        682,322
                                                                       ----------------
GERMANY -- 0.2%
BBVA Bancomer, 10.5s, 2011
  (Banks & Credit Cos.) ##                          $            598   $        636,870
                                                                       ----------------
MEXICO -- 0.1%
United Mexican States, 11.5s, 2026                  $            214   $        269,854
                                                                       ----------------
NETHERLANDS
Completel Europe N.V., 0s to 2004, 14s to 2009
  (Telecommunications -- Wireline)                  $            744   $         52,080
                                                                       ----------------
UNITED KINGDOM -- 0.1%
British Sky Broadcasting Group, 7.3s, 2006
  (Advertising & Broadcasting)                      $            469   $        456,218
                                                                       ----------------
UNITED STATES -- 0.1%
DBS Capital Funding Corp., 7.657s, 2049 (Banks &
  Credit Cos.) ##                                   $            245   $        256,731
                                                                       ----------------
    Total Foreign Bonds                                                $      2,354,075
                                                                       ----------------
    Total Bonds (Identified Cost, $40,533,378)                         $     40,568,237
                                                                       ----------------

CONVERTIBLE PREFERRED STOCKS -- 8.4%
                                                            SHARES
U.S. STOCKS -- 8.4%
CONGLOMERATES -- 0.6%
FPL Group, Inc., 8.0%                                         37,000   $      1,946,200
                                                                       ----------------
ENERGY -- 0.1%
NRG Energy, Inc., 6.5%                                        38,600   $        436,180
                                                                       ----------------
ENERGY -- INTEGRATED -- 1.3%
PPL Capital Funding Trust I, 7.75%                           224,300   $      4,239,270
                                                                       ----------------
MEDIA -- CABLE -- 0.3%
Equity Securities Trust I, 6.5%                               68,100   $      1,001,070
                                                                       ----------------
NATURAL GAS -- PIPELINE -- 0.4%
Williams Cos, Inc., 9.0%                                      91,090   $      1,145,912
                                                                       ----------------
OILS -- 0.5%
El Paso CGP Co., 6.625%                                      119,700   $      1,705,725
                                                                       ----------------
TELECOMMUNICATIONS -- 0.4%
Cox Communications, Inc., 7.75%                               46,900   $      1,374,170
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELINE -- 0.3%
Alltel Corp., 7.75%                                           21,960   $      1,065,939
                                                                       ----------------
UTILITIES -- ELECTRIC -- 3.9%
AES Trust III, 6.75%                                          93,600   $      1,764,360
AES Trust VII, 6.0% ##                                        48,600          1,093,500
Cinergy Corp., 9.5%                                           70,200          4,103,190
Sempra Energy, 8.5%                                          161,200          3,723,720
TXU Corp., 8.75%                                              35,300          1,913,613
                                                                       ----------------
                                                                       $     12,598,383
                                                                       ----------------
UTILITIES -- GAS -- 0.6%
KeySpan Corp., 8.75%                                          36,250   $      1,892,250
                                                                       ----------------
    Total Convertible Preferred Stocks
      (Identified Cost, $36,740,116)                                   $     27,405,099
                                                                       ----------------

CONVERTIBLE BONDS -- 2.1%
                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
U.S. BONDS -- 2.1%

ELECTRONICS -- 0.6%
ADT Operations, Inc., 0s, 2010*                     $          2,498   $      1,882,867
                                                                       ----------------
MEDIA -- CABLE -- 0.3%
Charter Communications, Inc., 4.75s, 2006           $          2,450   $      1,144,150
                                                                       ----------------
TELECOMMUNICATIONS -- WIRELINE -- 1.2%
EchoStar Communications Corp., 4.875s, 2007         $          4,980   $      3,828,624
                                                                       ----------------
    Total Convertible Bonds
      (Identified Cost, $13,171,814)                                   $      6,855,641
                                                                       ----------------

                                       38

WARRANTS

ISSUER                                                       SHARES          VALUE
FOREIGN WARRANTS
Vivendi Environment (Water)* (Identified Cost, $0)           145,800   $         30,177
                                                                       ----------------
SHORT-TERM OBLIGATIONS -- 0.6%
                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
Edison Asset Securitization LLC, due 7/01/02,
   AT AMORTIZED COST                                $          1,785   $      1,785,000
                                                                       ----------------
    Total Investments
      (Identified Cost, $420,210,850)                                  $    324,509,594
                                                                       ----------------
OTHER ASSETS, LESS LIABILITIES -- 0.6%                                        2,122,378
                                                                       ----------------
    Net Assets -- 100.0%                                               $    326,631,972
                                                                       ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:

Section When-issued security. At June 30, 2002, the series had sufficient cash and/or securities at least equal to the value of the when-issued security.
      *  Non-income producing security.
     ##  SEC Rule 144A restriction.

MFS/SUN LIFE SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) -- June 30, 2002

                                                     CAPITAL        EMERGING        GLOBAL           GLOBAL             MANAGED
                                                  APPRECIATION       GROWTH         GROWTH     TELECOMMUNICATIONS       SECTORS
                                                     SERIES          SERIES         SERIES           SERIES             SERIES
                                                 --------------  -------------- -------------  ------------------  ---------------
Assets:
Investments --
    Unaffiliated issuers, at identified cost     $1,075,397,204  $  639,957,868 $ 234,592,245  $        2,923,233  $   214,561,289
    Unrealized appreciation (depreciation)         (192,625,467)    (52,975,531)  (14,962,356)           (883,710)       3,895,535
                                                 --------------  -------------- -------------  ------------------  ---------------
        Total investments, at value              $  882,771,737  $  586,982,337 $ 219,629,889  $        2,039,523  $   218,456,824
  Cash                                                      724             352        41,105                 421              540
  Investments of cash collateral for securities
    loaned, at identified cost and value                     --      41,016,332    22,657,763             326,951               --
  Foreign currency, at value (identified cost,
    $0, $0, $459,208, $0 and $0, respectively)               --              --       467,169                  --               --
  Receivable for investments sold                     5,970,497       3,329,153     4,670,521              32,096        7,028,185
  Receivable for series shares sold                     247,157         115,882        58,385               7,434           27,269
  Interest and dividends receivable                     440,618         299,615       430,453               1,488           66,068
  Other assets                                               --           6,606         6,963                  --            4,170
                                                 --------------  -------------- -------------  ------------------  ---------------
        Total assets                             $  889,430,733  $  631,750,277 $ 247,962,248  $        2,407,913  $   225,583,056
                                                 ==============  ============== =============  ==================  ===============
Liabilities:
  Payable for investments purchased              $   12,802,981  $    7,929,963 $   2,846,704  $           31,079  $    10,192,324
  Payable for series shares reacquired                1,231,674         819,540       246,731              15,156          352,265
  Collateral for secuities loaned, at value                  --      41,016,332    22,657,763             326,951               --
  Payable to affiliates --
    Management fee                                       55,210          33,802        16,144                 167           13,461
    Distribution fee (Service Class)                        400             232            60                   6               45
    Administrative fee                                       --             829           314                   3              308
  Accrued expenses and other liabilities                 92,685          75,542        76,679                 599           28,377
                                                 --------------  -------------- -------------  ------------------  ---------------
        Total liabilities                        $   14,182,950  $   49,876,240 $  25,844,395  $          373,961  $    10,586,780
                                                 --------------  -------------- -------------  ------------------  ---------------
Net assets                                       $  875,247,783  $  581,874,037 $ 222,117,853  $        2,033,952  $   214,996,276
                                                 ==============  ============== =============  ==================  ===============
Net assets consist of:
  Paid-in capital                                $1,668,564,059  $1,095,839,518 $ 346,152,116  $        5,321,697  $   410,186,363
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies              (192,622,179)    (52,969,887)  (14,954,680)           (883,686)       3,895,528
  Accumulated net realized loss on investments
    and foreign currency transactions              (599,850,815)   (460,124,653) (109,853,746)         (2,393,873)    (198,650,144)
  Accumulated undistributed net investment
    income (loss)                                      (843,282)       (870,941)      774,163             (10,186)        (435,471)
                                                 --------------  -------------- -------------  ------------------  ---------------
        Total                                    $  875,247,783  $  581,874,037 $ 222,117,853  $        2,033,952  $   214,996,276
                                                 ==============  ============== =============  ==================  ===============
Net Assets:
  Initial Class                                  $  855,396,504  $  570,365,073 $ 219,156,494  $        1,699,954  $   212,781,247
  Service Class                                      19,851,279      11,508,964     2,961,359             333,998        2,215,029
                                                 --------------  -------------- -------------  ------------------  ---------------
        Total                                    $  875,247,783  $  581,874,037 $ 222,117,853  $        2,033,952  $   214,996,276
                                                 ==============  ============== =============  ==================  ===============
Shares of beneficial interest outstanding:
  Initial Class                                      55,932,795      46,959,355    24,580,398             670,668       13,985,364
  Service Class                                       1,300,754         949,582       333,160             131,925          145,907
                                                 --------------  -------------- -------------  ------------------  ---------------
        Total                                        57,233,549      47,908,937    24,913,558             802,593       14,131,271
                                                 ==============  ============== =============  ==================  ===============
  Net asset value, offering price and
    redemption price per share (net assets /
    shares of beneficial interest outstanding)
      Initial Class                              $        15.29  $        12.15 $        8.92  $             2.53  $         15.21
      Service Class                              $        15.26  $        12.12 $        8.89  $             2.53  $         15.18
                                                 ==============  ============== =============  ==================  ===============

                       See notes to financial statements.

                                       40

                                                 MASSACHUSETTS       MID CAP                                            TOTAL
                                                INVESTORS TRUST      GROWTH       RESEARCH           RETURN           UTILITIES
                                                    SERIES           SERIES        SERIES            SERIES            SERIES
                                                ---------------  -------------- -------------  ------------------  ---------------
Assets:
  Investments--
    Unaffiliated issuers, at identified cost    $ 1,568,391,985  $   94,914,042 $ 688,869,393  $    1,939,468,706  $   420,210,850
    Unrealized depreciation                        (101,407,115)    (28,364,027)  (59,265,261)        (38,376,988)     (95,701,256)
                                                ---------------  -------------- -------------  ------------------  ---------------
        Total investments, at value             $ 1,466,984,870  $   66,550,015 $ 629,604,132  $    1,901,091,718  $   324,509,594
  Cash                                                      441          10,361            --              64,171              101
  Investments of cash collateral for
    securities loaned, at identified cost
    and value                                        46,557,084       9,442,028    33,438,517          63,771,869       45,393,775
  Receivable for investments sold                     6,386,971       2,125,722     8,720,878          27,311,938        2,762,861
  Receivable for series shares sold                     384,493         277,916        81,312           2,293,088          111,255
  Interest and dividends receivable                   1,788,066          13,027       847,485          11,648,778        1,404,007
  Other assets                                           17,231              --            --              22,768            1,989
                                                ---------------  -------------- -------------  ------------------  ---------------
        Total assets                            $ 1,522,119,156  $   78,419,069 $ 672,692,324  $    2,006,204,330  $   374,183,582
                                                ===============  ============== =============  ==================  ===============
Liabilities:
  Payable to custodian                          $            --  $         --   $       1,976  $               --  $            --
  Payable for investments purchased                   1,765,907       7,128,027     3,430,067          17,907,158        1,512,580
  Payable for series shares reacquired                1,618,278         103,729     1,079,976           2,021,051          572,184
  Collateral for securities loaned, at value         46,557,084       9,442,028    33,438,517          63,771,869       45,393,775
  Payable to affiliates --
    Management fee                                       66,398           3,736        36,818             101,959           19,507
    Distribution fee (Service Class)                         --             261           141               2,396              249
    Administrative fee                                    2,113              88            --               2,737              458
  Accrued expenses and other liabilities                114,641          19,666        75,155              93,986           52,857
                                                ---------------  -------------- -------------  ------------------  ---------------
        Total liabilities                       $    50,124,421  $   16,697,535 $  38,062,650  $       83,901,156  $    47,551,610
                                                ---------------  -------------- -------------  ------------------  ---------------
Net assets                                      $ 1,471,994,735  $   61,721,534 $ 634,629,674  $    1,922,303,174  $   326,631,972
                                                ===============  ============== =============  ==================  ===============
Net assets consist of:
  Paid-in capital                               $ 1,869,671,474  $  117,408,838 $ 943,335,888  $    1,927,750,167  $   588,135,784
  Unrealized depreciation on investments and
    translation of assets and liabilities
    in foreign currencies                          (101,401,723)    (28,364,027)  (59,262,707)        (38,371,794)     (95,686,986)
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                   (304,151,132)    (27,121,552) (251,131,977)          4,867,217     (170,327,061)
  Accumulated undistributed net investment
    income (loss)                                     7,876,116        (201,725)    1,688,470          28,057,584        4,510,235
                                                ---------------  -------------- -------------  ------------------  ---------------
        Total                                   $ 1,471,994,735  $   61,721,534 $ 634,629,674  $    1,922,303,174  $   326,631,972
                                                ===============  ============== =============  ==================  ===============
Net Assets:
  Initial Class                                 $ 1,427,553,252  $   48,775,991 $ 627,697,945  $    1,803,259,638  $   314,140,108
  Service Class                                      44,441,483      12,945,543     6,931,729         119,043,536       12,491,864
                                                ---------------  -------------- -------------  ------------------  ---------------
        Total                                   $ 1,471,994,735  $   61,721,534 $ 634,629,674  $    1,922,303,174  $   326,631,972
                                                ===============  ============== =============  ==================  ===============
Shares of beneficial interest outstanding:
  Initial Class                                      60,991,428      11,641,731    49,560,788         108,765,611       32,477,638
  Service Class                                       1,902,858       3,092,311       548,727           7,196,955        1,294,484
                                                ---------------  -------------- -------------  ------------------  ---------------
        Total                                        62,894,286      14,734,042    50,109,515         115,962,566       33,772,122
                                                ===============  ============== =============  ==================  ===============
  Net asset value, offering price and
    redemption price per share (net assets /
    shares of beneficial interest outstanding)
      Initial Class                             $         23.41  $         4.19 $       12.67  $            16.58  $          9.67
      Service Class                             $         23.36  $         4.19 $       12.63  $            16.54  $          9.65
                                                ===============  ============== =============  ==================  ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS (Unaudited) -- Six Month Ended June 30, 2002

                                                    CAPITAL         EMERGING        GLOBAL            GLOBAL            MANAGED
                                                 APPRECIATION        GROWTH         GROWTH      TELECOMMUNICATIONS      SECTORS
                                                    SERIES           SERIES         SERIES            SERIES            SERIES
                                                ---------------  --------------  -------------  ------------------  ---------------
Net investment income (loss):
  Income --
    Dividends                                   $     3,183,858  $    1,548,995  $   2,134,689  $            4,441  $       454,540
    Interest                                            385,169         263,621         61,995               2,221          153,812
    Income on securities loaned                              --         175,996         92,675                 675               --
    Foreign taxes withheld                              (23,494)        (17,819)      (162,549)               (194)          (9,684)
                                                ---------------  --------------  -------------  ------------------  ---------------
      Total investment income                   $     3,545,533  $    1,970,793  $   2,126,810  $            7,143  $       598,668
                                                ---------------  --------------  -------------  ------------------  ---------------
  Expenses --
    Management fee                              $     3,997,814  $    2,559,791  $   1,131,182  $           13,562  $       949,388
    Trustees' compensation                               28,580          19,422          6,354                  69            6,569
    Distribution fee (Service Class)                     21,518          11,995          2,807                 375            1,898
    Administrative fee                                   94,057          63,495         21,995                 237           22,152
    Custodian fee                                       207,533         142,860        150,808               1,512           40,147
    Printing                                             25,700          14,241          7,568                  87            3,630
    Auditing fees                                        14,639          15,889         17,439               8,500           11,370
    Legal fees                                              828           1,764            399                  31              324
    Miscellaneous                                        12,965          22,424          1,265                 630              936
                                                ---------------  --------------  -------------  ------------------  ---------------
      Total expenses                            $     4,403,634  $    2,851,881  $   1,339,817  $           25,003  $     1,036,414
    Fees paid indirectly                                (15,024)        (10,147)        (4,989)                (91)          (2,275)
    Reduction of expenses by investment adviser              --              --             --              (7,583)              --
                                                ---------------  --------------  -------------  ------------------  ---------------
      Net expenses                              $     4,388,610  $    2,841,734  $   1,334,828  $           17,329  $     1,034,139
                                                ---------------  --------------  -------------  ------------------  ---------------
        Net investment income (loss)            $      (843,077) $     (870,941) $     791,982  $          (10,186) $      (435,471)
                                                ===============  ==============  =============  ==================  ===============
Realized and unrealized loss on investments
  and foreign currency transactions:
  Realized gain (loss) (identified cost
    basis) --
    Investment transactions                     $  (179,591,304) $  (83,738,308) $ (21,165,517) $         (763,278) $   (25,955,714)
    Foreign currency transactions                        (3,135)          8,693       (162,515)                (29)            (324)
                                                ---------------  --------------  -------------  ------------------  ---------------
      Net realized loss on investments and
        foreign currency transactions           $  (179,594,439) $  (83,729,615) $ (21,328,032) $         (763,307) $   (25,956,038)
                                                ===============  ==============  =============  ==================  ===============
  Change in unrealized appreciation
    (depreciation) --
    Investments                                 $   (98,717,758) $ (109,188,463) $  (3,775,421) $         (370,845) $   (13,550,823)
    Translation of assets and liabilities in
      foreign currencies                                  1,952           4,089         27,185                 (25)            (192)
                                                ---------------  --------------  -------------  ------------------  ---------------
      Net unrealized loss on investments and
        foreign currency translation            $   (98,715,806) $ (109,184,374) $  (3,748,236) $         (370,870) $   (13,551,015)
                                                ---------------  --------------  -------------  ------------------  ---------------
        Net realized and unrealized loss on
         investments and foreign currency       $  (278,310,245) $ (192,913,989) $ (25,076,268) $       (1,134,177) $   (39,507,053)
                                                ---------------  --------------  -------------  ------------------  ---------------
         Decrease in net assets from operations $  (279,153,322) $ (193,784,930) $ (24,284,286) $       (1,144,363) $   (39,942,524)
                                                ===============  ==============  =============  ==================  ===============

                       See notes to financial statements.

                                                                               MASSACHUSETTS        MID CAP
                                                                              INVESTORS TRUST       GROWTH           RESEARCH
                                                                                  SERIES            SERIES            SERIES
                                                                              ---------------   ---------------   ---------------
Net investment income (loss):

  Income --
    Dividends                                                                 $    11,306,593   $        63,251   $     4,466,800
    Interest                                                                          579,692            67,517           141,596
    Income on securities loaned                                                        49,371            15,600            47,968
    Foreign taxes withheld                                                            (91,710)               --           (38,242)
                                                                              ---------------   ---------------   ---------------
      Total investment income                                                 $    11,843,946   $       146,368   $     4,618,122
                                                                              ---------------   ---------------   ---------------
  Expenses --
    Management fee                                                            $     4,628,754   $       289,353   $     2,636,048
    Trustees' compensation                                                             41,538             1,870            18,928
    Distribution fee (Service Class)                                                   44,119            14,281             6,852
    Administrative fee                                                                147,279             6,752            64,558
    Custodian fee                                                                     232,223            17,091           154,844
    Printing                                                                            4,529             2,785            12,002
    Auditing fees                                                                      42,239            14,375            15,889
    Legal fees                                                                          1,905               393             1,168
    Miscellaneous                                                                       9,300             1,886            34,621
                                                                              ---------------   ---------------   ---------------
      Total expenses                                                          $     5,151,886   $       348,786   $     2,944,910
    Fees paid indirectly                                                              (13,864)             (693)          (15,991)
                                                                              ---------------   ---------------   ---------------
      Net expenses                                                            $     5,138,022   $       348,093   $     2,928,919
                                                                              ---------------   ---------------   ---------------
        Net investment income (loss)                                          $     6,705,924   $      (201,725)  $     1,689,203
                                                                              ===============   ===============   ===============
Realized and unrealized loss on investments and foreign
  currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                                   $   (81,222,555)  $   (19,483,579)  $   (78,189,212)
    Foreign currency transactions                                                     (10,616)               --           (11,399)
                                                                              ---------------   ---------------   ---------------
      Net realized gain (loss) on investments and foreign
        currency transactions                                                 $   (81,233,171)  $   (19,483,579)  $   (78,200,611)
                                                                              ---------------   ---------------   ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                               $  (138,391,422)  $   (18,638,822)  $   (39,393,223)
    Translation of assets and liabilities in foreign currencies                        12,026                --             5,603
                                                                              ---------------   ---------------   ---------------
      Net unrealized loss on investments and foreign
        currency translation                                                  $  (138,379,396)  $   (18,638,822)  $   (39,387,620)
                                                                              ---------------   ---------------   ---------------
        Net realized and unrealized loss on investments
          and foreign currency                                                $  (219,612,567)  $   (38,122,401)  $  (117,588,231)
                                                                              ---------------   ---------------   ---------------
              Decrease in net assets from operations                          $  (212,906,643)  $   (38,324,126)  $  (115,899,028)
                                                                              ===============   ===============   ===============

                                                                                   TOTAL
                                                                                   RETURN          UTILITIES
                                                                                   SERIES           SERIES
                                                                              ---------------   ---------------
Net investment income (loss):
  Income --
    Dividends                                                                 $    10,857,627   $     4,408,418
    Interest                                                                       24,138,802         2,010,751
    Income on securities loaned                                                        77,277            56,741
    Foreign taxes withheld                                                           (159,295)          (82,325)
                                                                              ---------------   ---------------
      Total investment income                                                 $    34,914,411   $     6,393,585
                                                                              ---------------   ---------------
  Expenses --
    Management fee                                                            $     6,267,146   $     1,464,708
    Trustees' compensation                                                             43,577            10,860
    Distribution fee (Service Class)                                                   98,936            14,395
    Administrative fee                                                                168,767            35,097
    Custodian fee                                                                     292,068           106,481
    Printing                                                                           22,119            10,536
    Auditing fees                                                                      19,689            14,939
    Legal fees                                                                             --               193
    Miscellaneous                                                                       5,685             3,171
                                                                              ---------------   ---------------
      Total expenses                                                          $     6,917,987   $     1,660,380
    Fees paid indirectly                                                              (64,652)          (20,563)
                                                                              ---------------   ---------------
      Net expenses                                                            $     6,853,335   $     1,639,817
                                                                              ---------------   ---------------
        Net investment income (loss)                                          $    28,061,076   $     4,753,768
                                                                              ===============   ===============
Realized and unrealized loss on investments and foreign
  currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                                   $    15,243,702   $   (46,455,285)
    Foreign currency transactions                                                      18,710            36,576
                                                                              ---------------   ---------------
      Net realized gain (loss) on investments and foreign
        currency transactions                                                 $    15,262,412   $   (46,418,709)
                                                                              ---------------   ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                               $   (77,119,010)  $   (50,809,396)
    Translation of assets and liabilities in foreign currencies                         8,133            13,081
                                                                              ---------------   ---------------
      Net unrealized loss on investments and foreign
        currency translation                                                  $   (77,110,877)  $   (50,796,315)
                                                                              ---------------   ---------------
        Net realized and unrealized loss on investments
          and foreign currency                                                $   (61,848,465)  $   (97,215,024)
                                                                              ---------------   ---------------
          Decrease in net assets from operations                              $   (33,787,389)  $   (92,461,256)
                                                                              ===============   ===============


                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) -- Six Months Ended June 30,
  2002

                                                                                  CAPITAL           EMERGING          GLOBAL
                                                                               APPRECIATION          GROWTH           GROWTH
                                                                                  SERIES             SERIES           SERIES
                                                                              ---------------   ---------------   ---------------
Decrease in net assets:
From operations --
  Net investment income (loss)                                                $      (843,077)  $      (870,941)  $       791,982
  Net realized loss on investments and foreign currency transactions             (179,594,439)      (83,729,615)      (21,328,032)
  Net unrealized loss on investments and foreign currency translation             (98,715,806)     (109,184,374)       (3,748,236)
                                                                              ---------------   ---------------   ---------------
    Decrease in net assets from operations                                    $  (279,153,322)  $  (193,784,930)  $   (24,284,286)
                                                                              ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                  $    (1,565,403)  $            --   $      (603,650)
  From net investment income (Service Class)                                          (28,252)               --            (6,621)
                                                                              ---------------   ---------------   ---------------
    Total distributions declared to shareholders                              $    (1,593,655)  $            --   $      (610,271)
                                                                              ---------------   ---------------   ---------------
Net increase (decrease) in net assets from series share transactions          $   (95,235,216)  $   (75,208,635)  $   (31,116,409)
                                                                              ---------------   ---------------   ---------------
    Total decrease in net assets                                              $  (375,982,193)  $  (268,993,565)  $   (56,010,966)
Net assets --
  At beginning of period                                                        1,251,229,976       850,867,602       278,128,819
                                                                              ---------------   ---------------   ---------------
  At end of period                                                            $   875,247,783   $   581,874,037   $   222,117,853
                                                                              ===============   ===============   ===============
Accumulated undistributed net investment income (loss) included in
  net assets at end of period                                                 $      (843,282)  $      (870,941)  $       774,163
                                                                              ===============   ===============   ===============

                                                                                  GLOBAL           MANAGED
                                                                            TELCOMMUNICATIONS      SECTORS
                                                                                  SERIES            SERIES
                                                                             ---------------   ---------------
Decrease in net assets:
From operations --
  Net investment income (loss)                                               $       (10,186)  $      (435,471)
  Net realized loss on investments and foreign currency transactions                (763,307)      (25,956,038)
  Net unrealized loss on investments and foreign currency translation               (370,870)      (13,551,015)
                                                                             ---------------   ---------------
    Decrease in net assets from operations                                   $    (1,144,363)  $   (39,942,524)
                                                                             ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                 $            --   $            --
  From net investment income (Service Class)                                                                --
                                                                             ---------------   ---------------
    Total distributions declared to shareholders                             $            --   $            --
                                                                             ---------------   ---------------
Net increase (decrease) in net assets from series share transactions         $       164,217   $   (32,736,746)
                                                                             ---------------   ---------------
    Total decrease in net assets                                             $      (980,146)  $   (72,679,270)
Net assets --
  At beginning of period                                                           3,014,098       287,675,546
                                                                             ---------------   ---------------
  At end of period                                                           $     2,033,952   $   214,996,276
                                                                             ===============   ===============
Accumulated undistributed net investment income (loss) included in
  net assets at end of period                                                $       (10,186)  $      (435,471)
                                                                             ===============   ===============

                                                                               MASSACHUSETTS        MID CAP
                                                                              INVESTORS TRUST       GROWTH           RESEARCH
                                                                                  SERIES            SERIES            SERIES
                                                                              ---------------   ---------------   ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                                $     6,705,924   $      (201,725)  $     1,689,203
  Net realized gain (loss) on investments and foreign currency transactions       (81,233,171)      (19,483,579)      (78,200,611)
  Net unrealized loss on investments and foreign currency translation            (138,379,396)      (18,638,822)      (39,387,620)
                                                                              ---------------   ---------------   ---------------
    Decrease in net assets from operations                                    $  (212,906,643)  $   (38,324,126)  $  (115,899,028)
                                                                              ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                  $   (14,827,082)  $            --   $    (2,646,176)
  From net investment income (Service Class)                                         (391,897)               --           (23,670)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                           --                --                --
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                                           --                --                --
                                                                              ---------------   ---------------   ---------------
    Total distributions declared to shareholders                              $   (15,218,979)  $            --   $    (2,669,846)
                                                                              ---------------   ---------------   ---------------
Net increase (decrease) in net assets from series share transactions          $  (120,239,960)  $    17,651,639   $   (76,225,024)
                                                                              ---------------   ---------------   ---------------
    Total increase (decrease) in net assets                                   $  (348,365,582)  $   (20,672,487)  $  (194,793,898)
Net assets --
  At beginning of period                                                        1,820,360,317        82,394,021       829,423,572
                                                                              ---------------   ---------------   ---------------
  At end of period                                                            $ 1,471,994,735   $    61,721,534   $   634,629,674
                                                                              ===============   ===============   ===============
Accumulated undistributed net investment income (loss) included in net
  assets at end of period                                                     $     7,876,116   $      (201,725)  $     1,688,470
                                                                              ===============   ===============   ===============

                                                                                   TOTAL
                                                                                   RETURN          UTILITIES
                                                                                   SERIES            SERIES
                                                                              ---------------   ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                                $    28,061,076   $     4,753,768
  Net realized gain (loss) on investments and foreign currency transactions        15,262,412       (46,418,709)
  Net unrealized loss on investments and foreign currency translation             (77,110,877)      (50,796,315)
                                                                              ---------------   ---------------
    Decrease in net assets from operations                                    $   (33,787,389)  $   (92,461,256)
                                                                              ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                  $   (56,481,798)  $   (12,376,218)
  From net investment income (Service Class)                                       (3,028,966)         (448,541)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                  (58,325,177)               --
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                                   (3,141,839)               --
                                                                              ---------------   ---------------
    Total distributions declared to shareholders                              $  (120,977,780)  $   (12,824,759)
                                                                              ---------------   ---------------
Net increase (decrease) in net assets from series share transactions          $   165,868,342   $   (43,632,845)
                                                                              ---------------   ---------------
    Total increase (decrease) in net assets                                   $    11,103,173   $  (148,918,860)
Net assets --
  At beginning of period                                                        1,911,200,001       475,550,832
                                                                              ---------------   ---------------
  At end of period                                                            $ 1,922,303,174   $   326,631,972
                                                                              ===============   ===============
Accumulated undistributed net investment income (loss) included in net
  assets at end of period                                                     $    28,057,584   $     4,510,235
                                                                              ===============   ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2001

                                                                                  CAPITAL           EMERGING          GLOBAL
                                                                               APPRECIATION          GROWTH           GROWTH
                                                                                  SERIES             SERIES           SERIES
                                                                              ---------------   ---------------   ---------------
Increase (decrease) in net asset:
From operations --
  Net investment income (loss)                                                $     1,672,300   $      (660,668)  $       931,640
  Net realized loss on investments and foreign currency transactions             (400,047,482)     (360,245,506)      (86,169,545)
  Net unrealized gain (loss) on investments and foreign currency translation      (73,328,823)     (143,869,462)        4,857,518
                                                                              ---------------   ---------------   ---------------
    Decrease in net assets from operations                                    $  (471,704,005)  $  (504,775,636)  $   (80,380,387)
                                                                              ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                  $    (5,201,986)  $            --   $    (2,335,694)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                 (535,013,610)     (169,524,021)     (116,250,882)
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                  (20,287,664)      (16,269,840)       (2,197,210)
                                                                              ---------------   ---------------   ---------------
    Total distributions declared to shareholders                              $  (560,503,260)  $  (185,793,861)  $  (120,783,786)
                                                                              ---------------   ---------------   ---------------
Net increase (decrease) in net assets from series share transactions          $   470,371,303   $   119,684,179   $    66,746,259
                                                                              ---------------   ---------------   ---------------
    Total increase (decrease) in net assets                                   $  (561,835,962)  $  (570,885,318)  $  (134,417,914)
Net assets --
  At beginning of period                                                        1,813,065,938     1,421,752,920       412,546,733
                                                                              ---------------   ---------------   ---------------
  At end of period                                                            $ 1,251,229,976   $   850,867,602   $   278,128,819
                                                                              ===============   ===============   ===============
Accumulated undistributed net investment income included in
  net assets at end of period                                                 $     1,593,450   $            --   $       592,452
                                                                              ===============   ===============   ===============

                                                                                   GLOBAL           MANAGED
                                                                             TELCOMMUNICATIONS      SECTORS
                                                                                   SERIES            SERIES
                                                                             -----------------  ---------------
Increase (decrease) in net asset:
From operations --
  Net investment income (loss)                                                $       (13,258)  $         1,736
  Net realized loss on investments and foreign currency transactions               (1,571,782)     (160,826,209)
  Net unrealized gain (loss) on investments and foreign currency translation         (207,993)       31,748,247)
                                                                              ---------------   ---------------
    Decrease in net assets from operations                                    $    (1,793,033)  $  (192,572,720)
                                                                              ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                  $        (1,648)  $            --
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                           --       (53,990,639)
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                           --       (11,921,580)
                                                                              ---------------   ---------------
    Total distributions declared to shareholders                              $        (1,648)  $   (65,912,219)
                                                                              ---------------   ---------------
Net increase (decrease) in net assets from series share transactions          $     3,261,390   $   (13,425,095)
                                                                              ---------------   ---------------
    Total increase (decrease) in net assets                                   $     1,466,709   $  (271,910,034)
Net assets --
  At beginning of period                                                            1,547,389       559,585,580
                                                                              ---------------   ---------------
  At end of period                                                            $     3,014,098   $   287,675,546
                                                                              ===============   ===============
Accumulated undistributed net investment income included in
  net assets at end of period                                                 $            --   $            --
                                                                              ===============   ===============

                                                                               MASSACHUSETTS       MID CAP
                                                                              INVESTORS TRUST       GROWTH           RESEARCH
                                                                                  SERIES            SERIES            SERIES
                                                                              ---------------   ---------------   ---------------
Increase (decrease) in net asset:
From operations --
  Net investment income (loss)                                                $    16,513,297   $       (96,244)  $     2,703,171
  Net realized gain (loss) on investments and foreign currency transactions      (212,709,837)       (7,422,791)     (171,634,056)
  Net unrealized loss on investments and foreign currency translation            (165,998,395)       (8,401,106)      (90,184,649)
                                                                              ---------------   ---------------   ---------------
    Increase (decrease) in net assets from operations                         $  (362,194,935)  $   (15,920,141)  $  (259,115,534)
                                                                              ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                  $   (15,963,699)  $       (38,673)  $      (286,699)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                 (163,816,065)           (7,292)     (208,024,500)
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                  (10,324,847)         (214,838)       (1,331,310)
                                                                              ---------------   ---------------   ---------------
    Total distributions declared to shareholders                              $  (190,104,611)  $      (260,803)  $  (209,642,509)
                                                                              ---------------   ---------------   ---------------
Net increase in net assets from series share transactions                     $   109,124,483   $    72,018,579   $    88,254,509
                                                                              ---------------   ---------------   ---------------
    Total increase (decrease) in net assets                                   $  (443,175,063)  $    55,837,635   $  (380,503,534)
Net assets --
  At beginning of period                                                        2,263,535,380        26,556,386     1,209,927,106
                                                                              ---------------   ---------------   ---------------
  At end of period                                                            $ 1,820,360,317   $    82,394,021   $   829,423,572
                                                                              ===============   ===============   ===============
Accumulated undistributed net investment income included in net assets
  at end of period                                                            $    16,389,171   $            --   $     2,669,113
                                                                              ===============   ===============   ===============

                                                                                   TOTAL
                                                                                   RETURN          UTILITIES
                                                                                   SERIES           SERIES
                                                                              ---------------   ---------------
Increase (decrease) in net asset:
From operations --
  Net investment income (loss)                                                $    58,355,251   $    12,763,213
  Net realized gain (loss) on investments and foreign currency transactions        56,695,731      (122,912,411)
  Net unrealized loss on investments and foreign currency translation            (107,177,847)      (49,097,676)
                                                                              ---------------   ---------------
    Increase (decrease) in net assets from operations                         $     7,873,135   $  (159,246,874)
                                                                              ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                                  $   (63,077,551)  $   (21,493,423)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                 (113,922,156)      (58,015,200)
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                           --          (819,317)
                                                                              ---------------   ---------------
    Total distributions declared to shareholders                              $  (176,999,707)  $   (80,327,940)
                                                                              ---------------   ---------------
Net increase in net assets from series share transactions                     $   238,740,776   $    92,561,396
                                                                              ---------------   ---------------
    Total increase (decrease) in net assets                                   $    69,614,204   $  (147,013,418)
Net assets --
  At beginning of period                                                        1,841,585,797       622,564,250
                                                                              ---------------   ---------------
  At end of period                                                            $ 1,911,200,001   $   475,550,832
                                                                              ===============   ===============
Accumulated undistributed net investment income included in net assets
  at end of period                                                            $    59,507,272   $    12,581,226
                                                                              ===============   ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                                        CAPITAL APPRECIATION SERIES
                                                                              -------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED              YEAR ENDED DECEMBER 31,
                                                                              JUNE 30, 2002     -------------------------------
                                                                               (UNAUDITED)           2001             2000
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       19.97     $       41.55     $       54.12
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income (loss)                                                $       (0.01)    $        0.03     $        0.12
  Net realized and unrealized gain (loss) on investments and foreign currency         (4.64)            (8.84)            (5.73)
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       (4.65)    $       (8.81)    $       (5.61)
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.03)    $       (0.12)    $          --
  From net realized gain on investments and foreign currency transactions                --            (12.19)            (6.96)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --             (0.46)               --
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (0.03)    $      (12.77)    $       (6.96)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       15.29     $       19.97     $       41.55
                                                                              =============     =============     =============
Total return++                                                                       (23.32)%++        (25.33)%          (11.42)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.82%+            0.78%             0.75%
  Net investment income (loss)                                                        (0.15)%+           0.12%             0.12%
Portfolio turnover                                                                       42%              119%              141%
Net assets at end of period (000 Omitted)                                     $     855,397     $   1,239,047     $   1,813,066

                                                                                         CAPITAL APPRECIATION SERIES
                                                                              -------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                              -------------------------------------------------
                                                                                  1999               1998              1997
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       45.93     $       40.14     $       35.83
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income (loss)                                                $       (0.07)    $       (0.10)    $       (0.04)
  Net realized and unrealized gain (loss) on investments and foreign currency         13.53             11.04              7.87
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       13.46     $       10.94     $        7.83
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $          --     $          --      $         --
  From net realized gain on investments and foreign currency transactions             (5.27)            (5.15)            (3.52)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --                --                --
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (5.27)    $       (5.15)    $       (3.52)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       54.12     $       45.93     $       40.14
                                                                              =============     =============     =============
Total return++                                                                        32.64%            28.70%            23.14%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.76%             0.77%             0.78%
  Net investment income (loss)                                                        (0.15)%           (0.23)%           (0.10)%
Portfolio turnover                                                                       89%               79%               68%
Net assets at end of period (000 Omitted)                                     $   2,121,575     $   1,725,155     $   1,326,240

                                                                                CAPITAL APPRECIATION SERIES
                                                                              -------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,
                                                                               (UNAUDITED)          2001*
                                                                              -------------     -------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       19.95     $       20.45
                                                                              -------------     -------------
Income from investment operations# --
  Net investment income (loss)                                                $       (0.03)    $       (0.02)
  Net realized and unrealized loss on investments and foreign currency                (4.64)
                                                                                                        (0.48)
                                                                              -------------     -------------
      Total from investment operations                                        $       (4.67)    $       (0.50)
                                                                              -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.02)               --
                                                                              -------------     -------------
Net asset value -- end of period                                              $       15.26     $       19.95
                                                                              =============     =============
Total return++                                                                       (23.44)%++         (2.40)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.07%+            1.03%+
  Net investment income (loss)                                                        (0.39)%+          (0.35)%+
Portfolio turnover                                                                       42%              119%
Net assets at end of period (000 Omitted)                                     $      19,851     $      12,183

       * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
       # Per share data is based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                           EMERGING GROWTH SERIES
                                                                              -------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED             YEAR ENDED DECEMBER 31,
                                                                              JUNE 30, 2002     -------------------------------
                                                                               (UNAUDITED)          2001              2000
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       15.96     $       29.32     $       40.28
                                                                              -------------     -------------     -------------
Income (loss) from investment operations# --
  Net investment loss                                                         $       (0.02)    $       (0.01)    $       (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                  (3.79)            (9.51)            (7.22)
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       (3.81)    $       (9.52)    $       (7.23)
                                                                              -------------     -------------     -------------
Less distributions --
  From net investment income                                                  $          --     $          --     $          --
  From net realized gain on investments and foreign currency transactions                --             (3.50)            (3.73)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --             (0.34)               --
                                                                              -------------     -------------     -------------
      Total distributions                                                     $          --     $       (3.84)    $       (3.73)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       12.15     $       15.96     $       29.32
                                                                              =============     =============     =============
Total return++                                                                       (23.87)%++        (34.57)%          (19.11)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.78%+            0.76%             0.74%
  Net investment loss                                                                 (0.23)%+          (0.07)%           (0.04)%
Portfolio turnover                                                                       53%              230%              201%
Net assets, at end of period (000 Omitted)                                    $     570,365     $     844,779     $   1,421,753

                                                                                          EMERGING GROWTH SERIES
                                                                              -------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                              -------------------------------------------------
                                                                                  1999               1998              1997
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       23.28     $       18.00     $       14.83
                                                                              -------------     -------------     -------------
Income (loss) from investment operations# --
  Net investment loss                                                         $       (0.04)    $       (0.05)    $       (0.06)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                  17.43              6.04              3.30
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       17.39     $        5.99     $        3.24
                                                                              -------------     -------------     -------------
Less distributions --
  From net investment income                                                  $          --     $          --     $       (0.01)
  From net realized gain on investments and foreign currency transactions             (0.39)            (0.71)            (0.06)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --                --                --
                                                                              -------------     -------------     -------------
      Total distributions                                                     $       (0.39)    $       (0.71)    $       (0.07)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       40.28     $       23.28     $       18.00
                                                                              =============     =============     =============
Total return++                                                                        75.81%            33.88%            21.93%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.75%             0.78%             0.81%
  Net investment loss                                                                 (0.17)%           (0.27)%           (0.33)%
Portfolio turnover                                                                      166%               80%              109%
Net assets, at end of period (000 Omitted)                                    $   1,444,210     $     736,251     $     457,351

                                                                                   EMERGING GROWTH SERIES
                                                                              -------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,
                                                                               (UNAUDITED)          2001*
                                                                              -------------     -------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       15.94     $       16.32
                                                                              -------------     -------------
Income (loss) from investment operations# --
  Net investment loss                                                         $       (0.03)    $       (0.03)
  Net realized and unrealized loss on investments and foreign currency                (3.79)            (0.35)
                                                                              -------------     -------------
      Total from investment operations                                        $       (3.82)    $       (0.38)
                                                                              -------------     -------------
Net asset value -- end of period                                              $       12.12     $       15.94
                                                                              =============     =============
Total return++                                                                       (23.96)%++         (2.33)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.03%+            1.01%+
  Net investment loss                                                                 (0.48)%+          (0.48)%+
Portfolio turnover                                                                       53%              230%
Net assets, at end of period (000 Omitted)                                    $      11,509     $       6,089

       * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
       # Per share data is based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                            GLOBAL GROWTH SERIES
                                                                              -------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED             YEAR ENDED DECEMBER 31,
                                                                              JUNE 30, 2002     -------------------------------
                                                                               (UNAUDITED)          2001              2000
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $        9.87     $       18.47     $       25.16
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income Section                                               $        0.03     $        0.03     $        0.13
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                  (0.96)            (2.97)            (3.15)
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       (0.93)    $       (2.94)    $       (3.02)
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.02)    $       (0.11)    $       (0.01)
  From net realized gain on investments and foreign currency transactions                --             (5.45)            (3.66)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --             (0.10)               --
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (0.02)    $       (5.66)    $       (3.67)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $        8.92     $        9.87     $       18.47
                                                                              =============     =============     =============
Total return++                                                                        (9.40)%++        (19.64)%          (13.15)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.05%+            1.05%             1.04%
  Net investment income Section                                                        0.63%+            0.28%             0.60%
Portfolio turnover                                                                       61%              113%              173%
Net assets at end of period (000 Omitted)                                     $     219,157     $     276,769     $     412,547

                                                                                            GLOBAL GROWTH SERIES
                                                                              -------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                              -------------------------------------------------
                                                                                  1999               1998              1997
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       15.66     $       14.68     $       13.03
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income Section                                               $        0.03     $        0.05     $        0.04
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                  10.15              2.10              1.93
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       10.18     $        2.15     $        1.97
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.04)    $       (0.06)    $       (0.06)
  From net realized gain on investments and foreign currency transactions             (0.64)            (1.11)            (0.26)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --                --                --
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (0.68)    $       (1.17)    $       (0.32)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       25.16     $       15.66     $       14.68
                                                                              =============     =============     =============
Total return++                                                                        67.25%            14.61%            15.32%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.01%             1.01%             1.02%
  Net investment income Section                                                        0.16%             0.31%             0.31%
Portfolio turnover                                                                      163%               92%              105%
Net assets at end of period (000 Omitted)                                     $     451,753     $     277,519     $     252,402

                                                                                   GLOBAL GROWTH SERIES
                                                                              -------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,
                                                                               (UNAUDITED)          2001*
                                                                              -------------     -------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                        $        9.85     $       10.14
                                                                              -------------     -------------
Income from investment operations# --
  Net investment income (loss) Section                                        $        0.02     $       (0.01)
  Net realized and unrealized loss on investments and foreign currency                (0.96)            (0.28)
                                                                              -------------     -------------
      Total from investment operations                                        $       (0.94)    $       (0.29)
                                                                              -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.02)    $          --
                                                                              -------------     -------------
      Total distributions declared to shareholders                            $       (0.02)    $          --
                                                                              -------------     -------------
Net asset value -- end of period                                              $        8.89     $        9.85
                                                                              =============     =============
Total return++                                                                        (9.54)%++         (2.86)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.30%+            1.30%+
  Net investment income (loss) Section                                                 0.53%+           (0.39)%+
Portfolio turnover                                                                       61%              113%
Net assets at end of period (000 Omitted)                                     $       2,961     $       1,360

 Section As required, effective December 31, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
       * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
       # Per share data is based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                       GLOBAL TELECOMMUNICATIONS SERIES
                                                                              -------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          YEAR ENDED        PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,      DECEMBER 31,
                                                                               (UNAUDITED)          2001              2000*
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $        3.86     $        6.60     $       10.00
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income (loss) Section                                        $       (0.01)    $       (0.02)    $        0.02
  Net realized and unrealized loss on investments and foreign currency                (1.32)            (2.72)            (3.42)
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       (1.33)    $       (2.74)    $       (3.40)
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $          --     $       (0.00)+++ $          --
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $        2.53     $        3.86     $        6.60
                                                                              =============     =============     =============
Total return++                                                                       (34.46)%++        (41.57)%          (33.90)%++
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                                           1.25%+            1.27%             1.28%+
  Net investment income (loss)                                                        (0.72)%+          (0.48)%            0.59%+
Portfolio turnover                                                                       56%               93%               33%
Net assets at end of period (000 Omitted)                                     $       1,700     $       2,776     $       1,547

   Section The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Global Telecommunications Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                                         $       (0.02)    $       (0.05)    $       (0.19)
  Ratios (to average net assets):
    Expenses##                                                                         1.81%+            1.88%             8.50%+
    Net investment loss                                                               (1.28)%+          (1.09)%           (6.63)%+

                                                                             GLOBAL TELECOMMUNICATIONS SERIES
                                                                             --------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,
                                                                               (UNAUDITED)          2001**
                                                                              -------------     -------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $        3.86     $        4.07
                                                                              -------------     -------------
Income from investment operations# --
  Net investment loss Section                                                 $       (0.01)    $       (0.01)
  Net realized and unrealized loss on investments and foreign currency                (1.32)            (0.20)
                                                                              -------------     -------------
      Total from investment operations                                        $       (1.33)    $       (0.21)
                                                                              -------------     -------------
Net asset value -- end of period                                              $        2.53     $        3.86
                                                                              =============     =============
Total return++                                                                $      (34.46)%++         (5.16)%++
Ratios (to average net assets)/Supplemental data Sections:
  Expenses##                                                                           1.50%+            1.52%+
  Net investment loss                                                                 (0.97)%+          (0.82)%+
Portfolio turnover                                                                       56%               93%
Net assets at end of period (000 Omitted)                                     $         334     $         238

Sections The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Global Telecommunications
         Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                                         $       (0.02)    $       (0.02)
  Ratios (to average net assets):
    Expenses##                                                                         2.06%+            2.13%+
    Net investment loss                                                               (1.53)%+          (1.43)%+

       * For the period from the commencement of the series investment operations, August 31, 2000, through December 31, 2000.
      ** For the period from the inception of the Service Class shares, August
         24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
     +++ Per share amount was less than $(0.01).
       # Per share data is based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                           MANAGED SECTORS SERIES
                                                                              -------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED             YEAR ENDED DECEMBER 31,
                                                                              JUNE 30, 2002     -------------------------------
                                                                               (UNAUDITED)          2001              2000
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       17.85     $       33.35     $       52.42
                                                                              -------------     -------------     -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                                $       (0.03)    $        0.00*    $       (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                  (2.61)           (11.24)            (9.80)
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       (2.64)    $      (11.24)    $       (9.81)
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $          --     $          --     $          --
  From net realized gain on investments and foreign currency transactions                --             (3.49)            (9.26)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --             (0.77)               --
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $          --     $       (4.26)    $       (9.26)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       15.21     $       17.85     $       33.35
                                                                              =============     =============     =============
Total return++                                                                       (14.73)%++        (35.51)%          (20.82)%
Ratios (to average net assets)/Supplemental data
  Expenses##                                                                           0.81%+            0.84%             0.76%
  Net investment income (loss)                                                        (0.34)%+           0.00%**          (0.03)%
Portfolio turnover                                                                      130%              293%              441%
Net assets at end of year (000 Omitted)                                       $     212,781     $     286,916     $     559,586

                                                                                           MANAGED SECTORS SERIES
                                                                              -------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                              -------------------------------------------------
                                                                                  1999               1998              1997
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       28.24     $       29.16     $       26.25
                                                                              -------------     -------------     -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                                $        0.02     $       (0.05)    $       (0.06)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                  24.16              3.70              6.23
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       24.18     $        3.65     $        6.17
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $          --     $          --     $       (0.02)
  From net realized gain on investments and foreign currency transactions                --             (4.57)            (3.24)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --                --                --
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $          --     $       (4.57)    $       (3.26)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       52.42     $       28.24     $       29.16
                                                                              =============     =============     =============
Total return++                                                                        85.62%            12.25%            25.63%
Ratios (to average net assets)/Supplemental data
  Expenses##                                                                           0.79%             0.80%             0.82%
  Net investment income (loss)                                                         0.05%            (0.20)%           (0.21)%
Portfolio turnover                                                                      415%              161%              103%
Net assets at end of year (000 Omitted)                                       $     685,808     $     364,791     $     340,627

                                                                                  MANAGED SECTORS SERIES
                                                                              -------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,
                                                                               (UNAUDITED)          2001***
                                                                              -------------     -------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       17.83     $       18.40
                                                                              -------------     -------------
Income from investment operations# --
  Net investment loss                                                         $       (0.04)    $       (0.05)
  Net realized and unrealized loss on investments and foreign currency                (2.61)            (0.52)
                                                                              -------------     -------------
      Total from investment operations                                        $       (2.65)    $       (0.57)
                                                                              -------------     -------------
Net asset value -- end of period                                              $       15.18     $       17.83
                                                                              =============     =============
Total return++#                                                                      (14.86)%++         (3.10)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.06%+            1.09%
  Net investment loss                                                                 (0.52)%+          (0.74)%
Portfolio turnover                                                                      130%              293%
Net assets at end of period (000 Omitted)                                     $       2,215     $         759

       * Per share amount is less than $0.01.
      ** Ratio is less than 0.01%.
     *** For the period from the inception of the Service Class shares, August
         24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
       # Per share data is based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                        MASSACHUSETTS INVESTORS TRUST
                                                                              -------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED             YEAR ENDED DECEMBER 31,
                                                                              JUNE 30, 2002     -------------------------------
                                                                               (UNAUDITED)          2001              2000
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       26.92     $       35.12     $       37.95
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income                                                       $        0.10     $        0.25     $        0.26
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                  (3.37)            (5.49)            (0.28)
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       (3.27)    $       (5.24)    $       (0.02)
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.24)    $       (0.25)    $       (0.28)
  From net realized gain on investments and foreign currency transactions              0.00             (2.71)            (2.53)
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (0.24)    $       (2.96)    $       (2.81)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       23.41     $       26.92     $       35.12
                                                                              =============     =============     =============
Total return++                                                                       (12.22)%++        (15.71)%            0.09%
Ratios (to average net assets)/Supplemental data
  Expenses##                                                                           0.60%+            0.60%             0.60%
  Net investment income                                                                0.80%+            0.84%             0.73%
Portfolio turnover                                                                       25%               83%               76%
Net assets at end of period (000 Omitted)                                     $   1,427,553     $   1,798,744     $   2,263,535

                                                                                        MASSACHUSETTS INVESTORS TRUST
                                                                              -------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                              -------------------------------------------------
                                                                                  1999               1998              1997
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       38.25     $       33.15     $       26.50
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income                                                       $        0.30     $        0.34     $        0.37
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                   2.38              7.35              7.82
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $        2.68     $        7.69     $        8.19
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.28)    $       (0.27)    $       (0.29)
  From net realized gain on investments and foreign currency transactions             (2.70)            (2.32)            (1.25)
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (2.98)    $       (2.59)    $       (1.54)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       37.95     $       38.25     $       33.15
                                                                              =============     =============     =============
Total return++                                                                         7.18%            23.85%            31.94%
Ratios (to average net assets)/Supplemental data
  Expenses##                                                                           0.59%             0.59%             0.61%
  Net investment income                                                                0.81%             0.96%             1.23%
Portfolio turnover                                                                       70%               61%               52%
Net assets at end of period (000 Omitted)                                     $   2,235,783     $   1,852,728     $   1,158,135

                                                                               MASSACHUSETTS INVESTORS TRUST
                                                                              -------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,
                                                                               (UNAUDITED)          2001*
                                                                              -------------     -------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       26.89     $       27.80
                                                                              -------------     -------------
Income from investment operations# --
  Net investment income                                                       $        0.07     $        0.05
  Net realized and unrealized loss on investments and foreign currency                (3.37)
                                                                                                        (0.96)
                                                                              -------------     -------------
      Total from investment operations                                        $       (3.30)    $       (0.91)
                                                                              -------------     -------------
Less distributions declared to shareholders--
  From net investment income                                                  $       (0.23)    $        0.00
  From net realized gain on investments and foreign currency transactions              0.00              0.00
                                                                              -------------     -------------
      Total distributions declared to shareholders                            $       (0.23)    $        0.00
                                                                              -------------     -------------
Net asset value -- end of period                                              $       23.36     $       26.89
                                                                              =============     =============
Total return++                                                                       (12.32)%++         (3.27)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.85%+            0.85%+
  Net investment income                                                                0.59%+            0.53%+
Portfolio turnover                                                                       25%               83%
Net assets at end of period (000 Omitted)                                     $      44,441     $      21,616

       * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
       # Per share data is based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                            MID CAP GROWTH SERIES
                                                                              -------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          YEAR ENDED        PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,      DECEMBER 31,
                                                                               (UNAUDITED)          2001              2000*
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $        6.94     $        9.08     $       10.00
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income (loss) Section                                        $       (0.01)    $       (0.01)    $        0.03
  Net realized and unrealized loss on investments and foreign currency                (2.74)            (2.09)            (0.95)
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       (2.75)    $       (2.10)    $       (0.92)
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $          --     $       (0.01)    $          --
  From net realized gain on investments and foreign currency transactions                --             (0.00)+++            --
  In excess of net investment income                                                     --             (0.00)+++            --
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --             (0.03)               --
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $          --     $       (0.04)    $          --
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $        4.19     $        6.94     $        9.08
                                                                              =============     =============     =============
Total return++                                                                       (39.63)%++        (23.24)%           (9.24)%++
Ratios (to average net assets)/Supplemental data Section:
  Expenses##                                                                           0.86%+            0.84%             1.01%+
  Net investment income (loss)                                                        (0.48)%+          (0.16)%            0.97%+
Portfolio turnover                                                                       64%               85%               39%
Net assets at end of period (000 Omitted)                                     $      48,776     $      75,413     $      26,556

  Net investment income                                                                  --                --     $        0.02
  Ratios (to average net assets):
    Expenses##                                                                           --                --              1.33%+
    Net investment income                                                                --                --              0.65%+

   Section For the period indicated, the investment adviser voluntarily agreed to pay all of the Mid Cap Growth Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

                                                                                   MID CAP GROWTH SERIES
                                                                              -------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,
                                                                               (UNAUDITED)          2001**
                                                                              -------------     -------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $        6.94     $        7.09
                                                                              -------------     -------------
Income from investment operations# --
  Net investment loss                                                         $       (0.02)    $       (0.01)
  Net realized and unrealized loss on investments and foreign currency                (2.73)            (0.14)
                                                                              -------------     -------------
      Total from investment operations                                        $       (2.75)    $       (0.15)
                                                                              -------------     -------------
Net asset value -- end of period                                              $        4.19     $        6.94
                                                                              =============     =============
Total return++                                                                       (39.63)%++         (2.12)%++
Ratios (to average net assets)/Supplemental data:
  Expenses ##                                                                          1.11%+            1.09%+
  Net investment loss                                                                 (0.73)%+          (0.50)%+
Portfolio turnover                                                                       64%               85%
Net assets at end of period (000 Omitted)                                     $      12,946     $       6,981

       * For the period from the commencement of the series investment operations, August 31, 2000, through December 31, 2000.
      ** For the period from the inception of the Service Class shares, August
         24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
     +++ Per share amount was less than $(0.01).
       # Per share data is based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                               RESEARCH SERIES
                                                                              -------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED             YEAR ENDED DECEMBER 31,
                                                                              JUNE 30, 2002     -------------------------------
                                                                               (UNAUDITED)          2001              2000
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       14.93     $       23.65     $       27.61
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income                                                       $        0.03     $        0.05     $        0.01
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                  (2.24)            (4.54)            (0.99)
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       (2.21)    $       (4.49)    $       (0.98)
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.05)    $       (0.01)    $       (0.03)
  From net realized gain on investments and foreign currency transactions                --             (4.19)            (2.95)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --             (0.03)               --
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (0.05)    $       (4.23)    $       (2.98)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       12.67     $       14.93     $       23.65
                                                                              =============     =============     =============
Total return++                                                                       (14.82)%++        (21.40)%           (4.10)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.78%+            0.76%             0.74%
  Net investment income                                                                0.45%+            0.28%             0.03%
Portfolio turnover                                                                       49%               89%               95%
Net assets at end of period (000 Omitted)                                     $     627,698     $     826,315     $   1,209,927

                                                                                               RESEARCH SERIES
                                                                              -------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                              -------------------------------------------------
                                                                                  1999               1998              1997
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       23.02     $       19.43     $       16.57
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income                                                       $        0.03     $        0.08     $        0.07
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                   5.37              4.44              3.32
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $        5.40     $        4.52     $        3.39
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.07)    $       (0.05)    $       (0.04)
  From net realized gain on investments and foreign currency transactions             (0.74)            (0.88)            (0.49)
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --                --                --
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (0.81)    $       (0.93)    $       (0.53)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       27.61     $       23.02     $       19.43
                                                                              =============     =============     =============
Total return++                                                                        24.14%            23.61%            20.86%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.75%             0.76%             0.79%
  Net investment income                                                                0.14%             0.37%             0.37%
Portfolio turnover                                                                       94%               81%               79%
Net assets at end of period (000 Omitted)                                     $   1,245,431     $     988,280     $     670,302

                                                                                     RESEARCH SERIES
                                                                              -------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,
                                                                               (UNAUDITED)           2001*
                                                                              -------------     -------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       14.91     $       15.42
                                                                              -------------     -------------
Income from investment operations# --
  Net investment income                                                       $        0.02     $        0.01
  Net realized and unrealized loss on investments and foreign currency                (2.25)            (0.52)
                                                                              -------------     -------------
      Total from investment operations                                        $       (2.23)    $       (0.51)
                                                                              -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.05)    $          --
                                                                              -------------     -------------
Net asset value -- end of period                                              $       12.63     $       14.91
                                                                              =============     =============
Total return++                                                                       (14.99)%++         (3.31)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.03%+            1.01%+
  Net investment income                                                                0.26%+            0.17%+
Portfolio turnover                                                                       49%               89%
Net assets at end of period (000 Omitted)                                     $       6,932     $       3,109

       * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
       # Per share data is based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                             TOTAL RETURN SERIES
                                                                              -------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED             YEAR ENDED DECEMBER 31,
                                                                              JUNE 30, 2002     -------------------------------
                                                                               (UNAUDITED)          2001              2000
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       17.95     $       19.69     $       18.76
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income Section                                               $        0.26     $        0.57     $        0.66
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                  (0.52)            (0.46)             2.20
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       (0.26)    $        0.11     $        2.86
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.55)    $       (0.66)    $       (0.71)
  From net realized gain on investments and foreign currency transactions     $       (0.56)    $       (1.19)    $       (1.22)
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (1.11)    $       (1.85)    $       (1.93)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       16.58     $       17.95     $       19.69
                                                                              =============     =============     =============
Total return++                                                                        (1.65)%++          0.52%            16.77%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.71%+            0.70%             0.70%
  Net investment income                                                                2.90%+            3.13%             3.60%
Portfolio turnover                                                                       37%              101%               94%
Net assets at end of period (000 Omitted)                                     $   1,803,200     $   1,872,185     $   1,841,586

                                                                                            TOTAL RETURN SERIES
                                                                              -------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                              -------------------------------------------------
                                                                                  1999               1998              1997
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       21.26     $       21.32     $       19.44
                                                                              -------------     -------------     -------------
Income from investment operations# --
  Net investment income Section                                               $        0.65     $        0.73     $        0.76
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                   0.04              1.67              3.24
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $        0.69     $        2.40     $        4.00
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.71)    $       (0.69)    $       (0.72)
  From net realized gain on investments and foreign currency transactions     $       (2.48)    $       (1.77)    $       (1.40)
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (3.19)    $       (2.46)    $       (2.12)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       18.76     $       21.26     $       21.32
                                                                              =============     =============     =============
Total return++                                                                         2.84%            11.71%            21.98%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.69%             0.70%             0.71%
  Net investment income                                                                3.30%             3.47%             3.72%
Portfolio turnover                                                                      113%              116%              113%
Net assets at end of period (000 Omitted)                                     $   1,879,946     $   1,942,111     $   1,696,108

                                                                                    TOTAL RETURN SERIES
                                                                              -------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,
                                                                               (UNAUDITED)          2001*
                                                                              -------------     -------------
SERVICE CLASS SHARES

Per share data (for a share outstanding throughout each period):

Net asset value -- beginning of period                                        $       17.93     $       17.94
                                                                              -------------     -------------
Income from investment operations# --
  Net investment income Sections                                              $        0.24     $        0.33
  Net realized and unrealized loss on investments and foreign currency                (0.53)            (0.34)
                                                                              -------------     -------------
      Total from investment operations                                        $       (0.29)    $       (0.01)
                                                                              -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.54)    $          --
  From net realized gain on investments and foreign currency transactions     $       (0.56)    $          --

      Total distributions declared to shareholders                            $       (1.10)    $          --
                                                                              -------------     -------------
Net asset value -- end of period                                              $       16.54     $       17.93
                                                                              =============     =============
Total return++                                                                        (1.78)%++         (0.06)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.95%+            0.97%+
  Net investment income                                                                2.76%+            2.35%+
Portfolio turnover                                                                       37%              101%
Net assets at end of period (000 Omitted)                                     $     119,044     $      39,015

 Section As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01 increase net realized and unrealized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios and supplemental data for periods prior to January 31, 2001, have not been restated to reflect this change in presentation.
Sections As required, effective January 31, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.05 increase net realized and unrealized gains and losses per share by less than $0.05 and decrease the ratio of net investment income to average net assets by 0.38%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
       * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
       # Per share data is based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                               UTILITIES SERIES
                                                                              -------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED             YEAR ENDED DECEMBER 31,
                                                                              JUNE 30, 2002     -------------------------------
                                                                               (UNAUDITED)          2001              2000
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       12.61     $       19.08     $       19.84
                                                                              -------------     -------------     -------------
Income from investment operations# Section --
  Net investment income                                                       $        0.13     $        0.35     $        0.80
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                          $       (2.70)    $       (4.46)    $        0.49
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $       (2.57)    $       (4.11)    $        1.29
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.37)    $       (0.63)    $       (0.24)
  From net realized gain on investments and foreign currency transactions                --             (1.71)            (1.81)
  In excess of net investment income                                                     --             (0.00)+++            --
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --             (0.02)               --
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (0.37)    $       (2.36)    $       (2.05)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $        9.67     $       12.61     $       19.08
                                                                              =============     =============     =============
Total return++                                                                       (20.67)%++        (24.34)%            7.00%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.81%+            0.78%             0.80%
  Net investment income Sections                                                       2.36%+            2.25%             4.11%
Portfolio turnover                                                                       39%              104%              118%
Net assets at end of period (000 Omitted)                                     $     314,140     $     467,632     $     622,564

                                                                                               UTILITIES SERIES
                                                                              -------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                              -------------------------------------------------
                                                                                  1999               1998              1997
                                                                              -------------     -------------     -------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       17.08     $       16.41     $       13.99
                                                                              -------------     -------------     -------------
Income from investment operations# Section --
  Net investment income                                                       $        0.35     $        0.44     $        0.45
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                          $        4.52     $        2.30     $        3.69
                                                                              -------------     -------------     -------------
      Total from investment operations                                        $        4.87     $        2.74     $        4.14
                                                                              -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.30)    $       (0.31)    $       (0.42)
  From net realized gain on investments and foreign currency transactions             (1.81)            (1.76)            (1.30)
  In excess of net investment income                                                     --                --                --
  In excess of net realized gain on investments and foreign
    currency transactions                                                                --                --                --
                                                                              -------------     -------------     -------------
      Total distributions declared to shareholders                            $       (2.11)    $       (2.07)    $       (1.72)
                                                                              -------------     -------------     -------------
Net asset value -- end of period                                              $       19.84     $       17.08     $       16.41
                                                                              =============     =============     =============
Total return++                                                                        31.30%            17.54%            32.71%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.82%             0.86%             0.86%
  Net investment income Sections                                                       2.01%             2.68%             3.15%
Portfolio turnover                                                                      139%              148%              144%
Net assets at end of period (000 Omitted)                                     $     408,901     $     226,292     $     123,008

                                                                                     UTILITIES SERIES
                                                                              -------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED          PERIOD ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,
                                                                               (UNAUDITED)          2001*
                                                                              -------------     -------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                        $       12.59     $       14.01
                                                                              -------------     -------------
Income from investment operations# Sections --
  Net investment income                                                       $        0.12     $        0.08
  Net realized and unrealized loss on investments and foreign currency                (2.69)            (1.50)
                                                                              -------------     -------------
      Total from investment operations                                        $       (2.57)    $       (1.42)
                                                                              -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                                  $       (0.37)             $ --
      Total distributions declared to shareholders                            $       (0.37)             $ --
                                                                              -------------     -------------
Net asset value -- end of period                                              $        9.65     $       12.59
                                                                              =============     =============
Total return++                                                                       (20.72)%++        (10.14)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           1.06%+            1.05%+
  Net investment income Sections                                                       2.20%+            1.60%+
Portfolio turnover                                                                       39%              104%
Net assets at end of period (000 Omitted)                                     $      12,492     $       7,919

 Section As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
Sections As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%.
       * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
       + Annualized.
      ++ Not annualized.
     +++ Per share amount was less than $(0.01).
       # Per share data is based on average shares outstanding.
      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
      ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) BUSINESS AND ORGANIZATION
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Emerging Growth Series*, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Growth Series*, Global Telecommunications Series*, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International Investors Trust Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series*, Mid Cap Growth Series*, Mid Cap Value Series, Money Market Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series, Strategic Value Series, Technology Series, Total Return Series*, Utilities Series*, and Value Series. All of these series are diversified except for the Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Telecommunications Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Mid Cap Growth Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The Value Series was known as the Equity Income Series until its name was changed on May 1, 2001. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans -- State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned and the collateral on these loans were as follows:

                                                                      EMERGING         GLOBAL           GLOBAL
                                                                       GROWTH          GROWTH     TELECOMMUNICATIONS
                                                                       SERIES          SERIES           SERIES
     -----------------------------------------------------------------------------------------------------------------
     Value of securities loaned                                      $39,507,773    $21,986,801        $313,521
     Collateralized by:
       U.S. Treasury securities                                               --        387,419              --
       Cash                                                          $41,016,332    $22,657,763        $326,951

                                       MASSACHUSETTS
                                         INVESTORS      MID CAP                        TOTAL
                                           TRUST        GROWTH        RESEARCH        RETURN            UTILITIES
                                          SERIES        SERIES         SERIES         SERIES             SERIES
     -----------------------------------------------------------------------------------------------------------------
     Value of securities loaned          $45,166,395   $8,763,692    $32,521,520    $61,672,005        $42,401,189
     Collateralized by:
       Cash                              $46,557,084   $9,442,028    $33,438,517    $63,771,869        $45,393,775

The cash was invested in the following short-term obligations:

                                                                                    EMERGING GROWTH SERIES
                                                                              ------------------------------------
                                                                                                       IDENTIFIED
                                                                                                        COST AND
ISSUER                                                                           SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                   41,016,332             $41,016,332

                                                                                     GLOBAL GROWTH SERIES
                                                                              ------------------------------------
                                                                                                       IDENTIFIED
                                                                                                        COST AND
ISSUER                                                                           SHARES                  VALUE
-----------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                   22,657,763             $22,657,763

                                                                                GLOBAL TELECOMMUNICATIONS SERIES
                                                                              ------------------------------------
                                                                                                       IDENTIFIED
                                                                                                        COST AND
ISSUER                                                                           SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                     326,951              $   326,951

                                                                              MASSACHUSETTS INVESTORS TRUST SERIES
                                                                              ------------------------------------
                                                                                                       IDENTIFIED
                                                                                                        COST AND
ISSUER                                                                           SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                   46,557,084             $46,557,084

                                                                                     MID CAP GROWTH SERIES
                                                                              ------------------------------------
                                                                                                       IDENTIFIED
                                                                                                        COST AND
ISSUER                                                                           SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                   9,442,028              $  9,442,028

                                                                                        RESEARCH SERIES
                                                                              ------------------------------------
                                                                                                       IDENTIFIED
                                                                                                        COST AND
ISSUER                                                                           SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                   33,438,517             $ 33,438,517

                                                                                      TOTAL RETURN SERIES
                                                                              ------------------------------------
                                                                                                       IDENTIFIED
                                                                                                        COST AND
ISSUER                                                                           SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                   63,771,869             $ 63,771,869

                                                                                       UTILITIES SERIES
                                                                              ------------------------------------
                                                                                                       IDENTIFIED
                                                                                                        COST AND
ISSUER                                                                           SHARES                  VALUE
------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                   45,393,775             $ 45,393,775

Forward Foreign Currency Exchange Contracts -- Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount and premium is accreted or amortized for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of expenses on the Statements of Operations.

                                     CAPITAL      EMERGING      GLOBAL          GLOBAL            MANAGED
                                  APPRECIATION     GROWTH       GROWTH    TELECOMMUNICATIONS      SECTORS
                                     SERIES        SERIES       SERIES          SERIES            SERIES
     ------------------------------------------------------------------------------------------------------
     Balance credits             $       3,757    $     862    $   550    $               74      $     938
     Directed brokerage credits         11,267        9,285      4,439                    17          1,337
                                 -------------    ---------    -------    ------------------      ---------
     Total                       $      15,024    $  10,147    $ 4,989    $               91      $   2,275
                                 -------------    ---------    -------    ------------------      ---------

                                 MASSACHUSETTS
                                   INVESTORS       MID CAP                      TOTAL
                                     TRUST         GROWTH     RESEARCH          RETURN            UTILITIES
                                     SERIES        SERIES      SERIES           SERIES             SERIES
     ------------------------------------------------------------------------------------------------------
     Balance credits             $          --    $     207   $  1,745    $           10,549      $   8,166
     Directed brokerage credits         13,864          486     14,246                54,103         12,397
                                 -------------    ---------   --------    ------------------      ---------
     Total                       $      13,864    $     693   $ 15,991    $           64,652      $  20,563
                                 -------------    ---------   --------    ------------------      ---------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                           CAPITAL APPRECIATION SERIES      EMERGING GROWTH SERIES        GLOBAL GROWTH SERIES
                                           ---------------------------   ---------------------------   --------------------------
                                                  DECEMBER 31,                   DECEMBER 31,                  DECEMBER 31,
                                           ---------------------------   ---------------------------   --------------------------
                                               2001           2000            2001          2000           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
Ordinary income                            $140,701,655   $ 29,438,413   $         --   $ 65,120,156   $ 53,916,411   $ 28,110,902
Long-term capital gain                      419,801,605    236,470,889    185,793,861     78,969,428     66,867,375     40,548,774
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                           $560,503,260   $265,909,302   $185,793,861   $144,089,584   $120,783,786   $ 68,659,676
                                           ============   ============   ============   ============   ============   ============

                                            GLOBAL TELECOMMUNICATION                                     MASSACHUSETTS INVESTORS
                                                      SERIES               MANAGED SECTORS SERIES              TRUST SERIES
                                           ---------------------------   ---------------------------   ---------------------------
                                                   DECEMBER 31,                 DECEMBER 31,                    DECEMBER 31,
                                           ---------------------------   ---------------------------   ---------------------------
                                               2001           2000            2001          2000           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
Ordinary income                            $      1,648   $         --   $ 45,781,402   $ 81,115,940   $ 43,046,384   $ 16,232,770
Long-term capital gain                               --             --     20,130,817     44,601,661    147,058,227    145,331,881
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                           $      1,648   $         --   $ 65,912,219   $125,717,601   $190,104,611   $161,564,651
                                           ============   ============   ============   ============   ============   ============

                                              MID CAP GROWTH SERIES            RESEARCH SERIES            TOTAL RETURN SERIES
                                           ---------------------------   ---------------------------   ---------------------------
                                                   DECEMBER 31,                 DECEMBER 31,                    DECEMBER 31,
                                           ---------------------------   ---------------------------   ---------------------------
                                               2001           2000            2001          2000           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
Ordinary income                            $    260,803   $         --   $ 14,500,351   $ 15,413,322   $ 84,187,397   $ 73,209,403
Long-term capital gain                               --             --    195,142,158    117,866,949     92,812,310    100,168,830
                                           ------------   ------------   ------------   ------------   ------------   ------------
                                           $    260,803   $         --   $209,642,509   $133,280,271   $176,999,707   $173,378,233
                                           ============   ============   ============   ============   ============   ============

                                                UTILITIES SERIES
                                           ---------------------------
                                                  DECEMBER 31,
                                           ---------------------------
                                               2001            2000
----------------------------------------------------------------------
Distributions declared from:
Ordinary income                            $ 61,157,396   $ 44,532,422
Long-term capital gain                       19,170,544      3,587,669
                                           ------------   ------------
                                           $ 80,327,940   $ 48,120,091
                                           ============   ============

As of December 31, 2001 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                              CAPITAL          EMERGING          GLOBAL             GLOBAL            MANAGED
                                            APPRECIATION        GROWTH           GROWTH       TELECOMMUNICATIONS      SECTORS
                                               SERIES           SERIES           SERIES             SERIES             SERIES
---------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income              $   1,593,794    $           --    $     609,727   $            --       $          --
Capital loss carryforward                   (400,122,192)     (246,683,039)     (82,832,574)       (1,525,171)       (162,513,686)
Unrealized gain (loss)                      (114,040,557)      (73,497,512)     (16,895,569)         (618,211)          7,266,124
Other temporary differences                           --                --          (21,290)               --                  --

                                           MASSACHUSETTS
                                             INVESTORS         MID CAP                              TOTAL
                                               TRUST            GROWTH          RESEARCH            RETURN           UTILITIES
                                               SERIES           SERIES           SERIES             SERIES             SERIES
---------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income              $  16,389,170    $           --    $   2,669,674   $    87,869,627       $  12,833,216
Undistributed long-term capital gain                  --                --               --        32,999,364                  --
Capital loss carryforward                   (200,802,823)       (3,774,373)    (164,990,761)               --        (117,718,234)
Unrealized gain (loss)                        14,862,535       (13,588,805)     (27,816,254)       30,540,602         (51,148,405)
Other temporary differences                           --                --               --        (2,191,417)           (184,374)

At December 31, 2001, certain series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                              CAPITAL          EMERGING          GLOBAL             GLOBAL            MANAGED
                                            APPRECIATION        GROWTH           GROWTH       TELECOMMUNICATIONS      SECTORS
EXPIRATION DATE                                SERIES           SERIES           SERIES             SERIES             SERIES
--------------------------------------------------------------------------------------------------------------------------------
December 31, 2008                          $          --    $           --    $         --    $       26,433       $          --
December 31, 2009                            400,122,192       246,683,039      82,832,574         1,498,738         145,599,675
                                           -------------    --------------    ------------    --------------        ------------
Total                                        400,122,192       246,683,039      82,832,574         1,525,171         145,599,675
                                           -------------    --------------    ------------    --------------        ------------

                                           MASSACHUSETTS
                                             INVESTORS          MID CAP                             TOTAL
                                               TRUST            GROWTH          RESEARCH            RETURN           UTILITIES
EXPIRATION DATE                                SERIES           SERIES           SERIES             SERIES             SERIES
--------------------------------------------------------------------------------------------------------------------------------
December 31, 2009                          $ 200,802,823    $    3,774,373    $164,990,761    $           --       $ 117,718,234

Multiple Classes of Shares of Beneficial Interest -- Each series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser -- Each series has an investment advisory agreement with MFS, an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                                       MANAGEMENT       EXPENSE
                                                                          FEES        LIMITATIONS
                 --------------------------------------------------------------------------------
                 Capital Appreciation Series                              0.75%*          1.25%
                 Emerging Growth Series                                   0.75%*           N/A
                 Global Growth Series                                     0.90%            N/A
                 Global Telecommunications Series                         1.00%           0.25%
                 Managed Sectors Series                                   0.75%*          1.25%
                 Massachusetts Investors Trust Series                     0.55%           1.25%
                 Mid Cap Growth Series                                    0.75%            N/A
                 Research Series                                          0.75%*           N/A
                 Total Return Series                                      0.75%*          1.25%
                 Utilities Series                                         0.75%*           N/A

* The management fee for Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

The investment adviser has voluntarily agreed to pay the Global
Telecommunications Series' operating expenses exclusive of management, distribution, and service fees such that the series' aggregate expenses do not exceed 0.25% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator -- The series has an administrative services agreement with MFS to provide each series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                 First $2 billion                                 0.0175%
                 Next $2.5 billion                                0.0130%
                 Next $2.5 billion                                0.0005%
                 In excess of $7 billion                          0.0000%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover its marketing and distribution expenses. Fees incurred under the distribution plan during the period ended June 30, 2002 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  CAPITAL         EMERGING         GLOBAL          GLOBAL           MANAGED
                                               APPRECIATION        GROWTH          GROWTH     TELECOMMUNICATIONS    SECTORS
                                                  SERIES           SERIES          SERIES          SERIES           SERIES
------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)  $  434,574,376   $  369,832,116   $ 151,820,946  $   1,601,261       $308,020,201
                                              ==============   ==============   =============  =============       ============
Sales
Investments (non-U.S. government securities)  $  509,208,266   $  417,716,674   $ 175,834,459  $   1,368,117       $350,706,318
                                              ==============   ==============   =============  =============       ============

                                              MASSACHUSETTS
                                                 INVESTORS         MID CAP                         TOTAL
                                                  TRUST            GROWTH         RESEARCH         RETURN          UTILITIES
                                                  SERIES           SERIES          SERIES          SERIES            SERIES
------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                    $           --   $           --   $         --  $   209,074,361     $  5,824,585
                                              ==============   ==============   ============  ===============     ============
Investments (non-U.S. government securities)  $  408,486,681   $   66,683,705   $361,971,572  $   566,843,863     $146,332,822
                                              ==============   ==============   ============  ===============     ============

Sales
U.S. government securities                    $           --   $           --   $         --  $   202,850,781     $ 31,225,759
                                              ==============   ==============   ============  ===============     ============
Investments (non-U.S. government securities)  $  488,043,744   $   45,894,068   $426,974,115  $   480,018,231     $154,180,403
                                              ==============   ==============   ============  ===============     ============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                    CAPITAL         EMERGING        GLOBAL            GLOBAL           MANAGED
                                 APPRECIATION        GROWTH         GROWTH      TELECOMMUNICATIONS     SECTORS
                                    SERIES           SERIES         SERIES            SERIES           SERIES
-----------------------------------------------------------------------------------------------------------------
Aggregate cost                 $ 1,095,531,388   $ 639,957,868   $ 240,281,370  $        3,028,628  $ 241,655,720
                               ===============   =============   =============  ==================  =============
Gross unrealized depreciation     (232,305,340)    (87,236,767)    (34,252,251)         (1,010,287)   (36,182,745)
Gross unrealized appreciation  $    19,545,689   $  34,261,236   $  13,600,770  $           21,182  $  12,983,849
                               ---------------   -------------   -------------  ------------------  -------------
  Net unrealized appreciation
   (depreciation)              $  (212,759,651)  $ (52,975,531)  $ (20,651,481) $         (989,105) $ (23,198,896)
                               ===============   =============   =============  ==================  =============

                                MASSACHUSETTS
                                  INVESTORS         MID CAP                           TOTAL
                                   TRUST            GROWTH         RESEARCH           RETURN          UTILITIES
                                   SERIES           SERIES          SERIES            SERIES           SERIES
-----------------------------------------------------------------------------------------------------------------
Aggregate cost                 $ 1,590,507,122   $  98,777,642   $ 688,869,393  $    1,951,254,428  $ 426,460,492
                               ===============   =============   =============  ==================  =============
Gross unrealized depreciation     (193,949,901)    (33,527,391)    (87,950,013)       (131,041,482)  (112,162,748)
Gross unrealized appreciation  $    70,427,649   $     299,764   $  28,684,752  $       80,878,772  $  10,211,850
                               ---------------   -------------   -------------  ------------------  -------------
  Net unrealized depreciation  $  (123,522,252)  $ (33,227,627)  $ (59,265,261) $      (50,162,710) $(101,950,898)
                               ===============   =============   =============  ==================  =============

(5) SHARES OF BENEFICIAL INTEREST
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                               CAPITAL APPRECIATION SERIES
                                 --------------------------------------------------------
                                      SIX MONTHS ENDED                YEAR ENDED
                                       JUNE 30, 2002               DECEMBER 31, 2001
                                 --------------------------   ---------------------------
INITIAL CLASS SHARES               SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       20,519,001  $ 382,968,437     19,739,689   $450,075,348
Shares issued to shareholders
  in reinvestment of
  distributions                       90,906      1,565,403     24,306,299    560,503,260
Shares redeemed                  (26,734,180)  (492,319,245)   (25,628,804)  (551,859,953)
                                 -----------  -------------   ------------   ------------
  Net increase (decrease)         (6,124,273) $(107,785,405)    18,417,184   $458,718,655
                                 ===========  =============   ============   ============

                                                 EMERGING GROWTH SERIES
                               -------------------------------------------------------------
                                    SIX MONTHS ENDED                    YEAR ENDED
                                     JUNE 30, 2002                  DECEMBER 31, 2001
                               ----------------------------    -----------------------------
INITIAL CLASS SHARES              SHARES         AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                      9,731,809   $  141,629,741     16,905,997   $   305,874,974
Shares issued to shareholders
  in reinvestment of
  distributions                         --               --      9,763,209       185,793,861
Shares redeemed                (15,700,562)    (225,028,817)   (22,237,652)     (377,714,753)
                               -----------   --------------    -----------   ---------------
  Net increase (decrease)       (5,968,753)  $  (83,399,076)     4,431,554   $   113,954,082
                               ===========   ==============    ===========   ===============

                                      SIX MONTHS ENDED               PERIOD ENDED
                                       JUNE 30, 2002               DECEMBER 31, 2001*
                               ----------------------------   ---------------------------
SERIES CLASS SHARES                SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        1,614,308  $  29,433,194        713,291   $ 13,619,720
Shares issued to shareholders
   in reinvestment of
   distributions                       1,643         28,252             --             --
Shares redeemed                     (925,910)   (16,911,257)      (102,578)    (1,967,072)
                               -------------  -------------   ------------   ------------
  Net increase                       690,041  $  12,550,189        610,713   $ 11,652,648
                               =============  =============   ============   ============

                                   SIX MONTHS ENDED                   PERIOD ENDED
                                    JUNE 30, 2002                  DECEMBER 31, 2001*
                               ---------------------------   ------------------------------
SERIES CLASS SHARES              SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                     1,082,619   $   15,619,755        491,128   $     7,385,837
Shares issued to shareholders
   in reinvestment of
   distributions                       --               --             --                --
Shares redeemed                  (514,939)      (7,429,314)      (109,226)       (1,655,740)
                               ----------   --------------   ------------   ---------------
  Net increase                    567,680   $    8,190,441        381,902   $     5,730,097
                               ==========   ==============   ============   ===============

                                       61

                                                   GLOBAL GROWTH SERIES
                               ----------------------------------------------------------
                                      SIX MONTHS ENDED                YEAR ENDED
                                       JUNE 30, 2002               DECEMBER 31, 2001
                               ----------------------------   ---------------------------
INITIAL CLASS SHARES               SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        1,904,881  $  17,857,000      5,159,743   $ 60,752,402
Shares issued to shareholders
  in reinvestment of
  distributions                       62,880        603,650     10,755,457    120,783,786
Shares redeemed                   (5,435,175)   (51,423,136)   (10,199,427)  (116,108,248)
                               -------------  -------------   ------------   ------------
  Net increase (decrease)         (3,467,414) $ (32,962,486)     5,715,773   $ 65,427,940
                               =============  =============   ============   ============

                                               GLOBAL TELECOMMUNICATIONS SERIES
                               ------------------------------------------------------------
                                   SIX MONTHS ENDED                    YEAR ENDED
                                    JUNE 30, 2002                  DECEMBER 31, 2001
                               ---------------------------   ------------------------------
INITIAL CLASS SHARES             SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                       276,964   $      869,315      1,063,067   $     5,507,500
Shares issued to shareholders
  in reinvestment of
  distributions                        --               --            310             1,648
Shares redeemed                  (325,528)        (935,051)      (578,476)       (2,468,173)
                               ----------   --------------   ------------   ---------------
  Net increase (decrease)         (48,564)  $      (65,736)       484,901   $     3,040,975
                               ==========   ==============   ============   ===============

                                      SIX MONTHS ENDED               PERIOD ENDED
                                       JUNE 30, 2002               DECEMBER 31, 2001*
                               ----------------------------   ---------------------------
SERVICE CLASS SERIES               SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                          962,807  $   9,130,699        221,004   $  2,122,216
Shares issued to shareholders
  in reinvestment of
  distributions                          691          6,621             --             --
Shares redeemed                     (768,391)    (7,291,243)       (82,951)      (803,897)
                               -------------  -------------   ------------   ------------
  Net increase                       195,107  $   1,846,077        138,053   $  1,318,319
                               =============  =============   ============   ============

                                   SIX MONTHS ENDED                   PERIOD ENDED
                                    JUNE 30, 2002                  DECEMBER 31, 2001*
                               ---------------------------   ------------------------------
SERVICE CLASS SERIES             SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                        81,276   $      261,858         65,287   $       233,466
Shares issued to shareholders
  in reinvestment of
  distributions                        --               --             --                --
Shares redeemed                   (11,007)         (31,905)        (3,631)          (13,051)
                               ----------   --------------   ------------   ---------------
  Net increase                     70,269   $      229,953         61,656   $       220,415
                               ==========   ==============   ============   ===============

                                                     MANAGED SECTORS SERIES
                               ----------------------------------------------------------
                                      SIX MONTHS ENDED                YEAR ENDED
                                       JUNE 30, 2002               DECEMBER 31, 2001
                               ----------------------------   ---------------------------
INITIAL CLASS SHARES               SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                          901,665  $  14,906,473      2,390,394  $  48,650,067
Shares issued to shareholders
  in reinvestment of
  distributions                           --             --      3,167,334     65,912,219
Shares redeemed                   (2,991,782)   (49,363,961)    (6,261,281)  (128,702,132)
                               -------------  -------------   ------------  -------------
  Net increase (decrease)         (2,090,117) $ (34,457,488)      (703,553) $ (14,139,846)
                               =============  =============   ============  =============

                                           MASSACHUSETTS INVESTORS TRUST SERIES
                               -------------------------------------------------------------
                                    SIX MONTHS ENDED                    YEAR ENDED
                                     JUNE 30, 2002                  DECEMBER 31, 2001
                               ----------------------------   ------------------------------
INITIAL CLASS SHARES              SHARES         AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                      9,872,031   $  256,327,393     16,654,558   $   467,203,587
Shares issued to shareholders
  in reinvestment of
  distributions                    590,015       14,827,082      6,402,985       190,104,611
Shares redeemed                (16,297,883)    (420,051,015)   (20,678,390)     (569,248,004)
                               -----------   --------------   ------------   ---------------
  Net increase (decrease)       (5,835,837)  $ (148,896,540)     2,379,153   $    88,060,194
                               ===========   ==============   ============   ===============

                                      SIX MONTHS ENDED               PERIOD ENDED
                                       JUNE 30, 2002               DECEMBER 31, 2001*
                               ----------------------------   ---------------------------
SERVICE CLASS SERIES               SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                          120,687  $   1,997,426         46,618  $     785,876
Shares issued to shareholders
  in reinvestment of
  distributions                           --             --             --             --
Shares redeemed                      (17,352)      (276,684)        (4,046)       (71,125)
                               -------------  -------------   ------------  -------------
  Net increase                       103,335  $   1,720,742         42,572  $     714,751
                               =============  =============   ============  =============

                                    SIX MONTHS ENDED                   PERIOD ENDED
                                     JUNE 30, 2002                  DECEMBER 31, 2001*
                               ----------------------------   ------------------------------
SERVICE CLASS SERIES              SHARES         AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                      1,874,489   $   48,541,060        948,065   $    24,868,176
Shares issued to shareholders
  in reinvestment of
  distributions                     15,626          391,897             --                --
Shares redeemed                   (791,107)     (20,276,377)      (144,215)       (3,803,887)
                               -----------   --------------   ------------   ---------------
  Net increase                   1,099,008   $   28,656,580        803,850   $    21,064,289
                               ===========   ==============   ============   ===============

                                                 MID CAP GROWTH SERIES
                               ----------------------------------------------------------
                                      SIX MONTHS ENDED                YEAR ENDED
                                       JUNE 30, 2002               DECEMBER 31, 2001
                               ----------------------------   ---------------------------
INITIAL CLASS SHARES               SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        5,131,107  $  29,268,177     12,279,102  $  94,843,924
Shares issued to shareholders
  in reinvestment of
  distributions                           --             --         29,536        260,803
Shares redeemed                   (4,353,165)   (23,844,121)    (4,370,715)   (29,600,204)
                               -------------  -------------   ------------  -------------
  Net increase (decrease)            777,942  $   5,424,056      7,937,923  $  65,504,523
                               =============  =============   ============  =============

                                                      RESEARCH SERIES
                               -------------------------------------------------------------
                                    SIX MONTHS ENDED                    YEAR ENDED
                                     JUNE 30, 2002                  DECEMBER 31, 2001
                               ----------------------------   ------------------------------
INITIAL CLASS SHARES              SHARES         AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                      3,674,131   $   51,107,764      8,826,836   $   146,725,596
Shares issued to shareholders
  in reinvestment of
  distributions                    190,922        2,646,176     12,132,089       209,642,509
Shares redeemed                 (9,641,063)    (134,871,601)   (16,781,501)     (271,093,101)
                               -----------   --------------   ------------   ---------------
  Net increase (decrease)       (5,776,010)  $  (81,117,661)     4,177,424   $    85,275,004
                               ===========   ==============   ============   ===============

                                      SIX MONTHS ENDED               PERIOD ENDED
                                       JUNE 30, 2002               DECEMBER 31, 2001*
                               ----------------------------   ---------------------------
SERVICE CLASS SERIES               SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        2,853,156  $  16,007,816      1,176,917  $   7,664,901
Shares issued to shareholders
  in reinvestment of
  distributions                           --             --             --             --
Shares redeemed                     (766,294)    (3,780,233)      (171,468)    (1,150,845)
                               -------------  -------------   ------------  -------------
  Net increase                     2,086,862  $  12,227,583      1,005,449  $   6,514,056
                               =============  =============   ============  =============

                                    SIX MONTHS ENDED                   PERIOD ENDED
                                     JUNE 30, 2002                  DECEMBER 31, 2001*
                               ----------------------------   ------------------------------
SERVICE CLASS SERIES              SHARES         AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                        430,188   $    6,089,086        226,686   $     3,245,643
Shares issued to shareholders
  in reinvestment of
  distributions                      1,711           23,670             --                --
Shares redeemed                    (91,646)      (1,220,119)       (18,212)         (266,138)
                               -----------   --------------   ------------   ---------------
  Net increase                     340,253   $    4,892,637        208,474   $     2,979,505
                               ===========   ==============   ============   ===============

                                       62

                                                      TOTAL RETURN SERIES
                               ----------------------------------------------------------
                                      SIX MONTHS ENDED                YEAR ENDED
                                       JUNE 30, 2002               DECEMBER 31, 2001
                               ----------------------------   ---------------------------
INITIAL CLASS SHARES               SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                       13,187,846  $ 232,597,960     25,547,206  $ 461,742,525
Shares issued to shareholders
  in reinvestment of
  distributions                    6,686,487    114,806,975      9,795,225    176,999,707
Shares redeemed                  (15,391,617)  (270,835,763)   (24,567,046)  (438,031,042)
                               -------------  -------------   ------------  -------------
  Net increase (decrease)          4,482,716  $  76,569,172     10,775,385  $ 200,711,190
                               =============  =============   ============  =============

                                                     UTILITIES SERIES
                               -------------------------------------------------------------
                                    SIX MONTHS ENDED                    YEAR ENDED
                                     JUNE 30, 2002                  DECEMBER 31, 2001
                               ----------------------------   ------------------------------
INITIAL CLASS SHARES              SHARES         AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                      3,630,151   $   39,412,914     12,226,987   $   181,959,355
Shares issued to shareholders
  in reinvestment of
  distributions                  1,156,655       12,376,218      4,940,218        80,327,940
Shares redeemed                 (9,392,964)    (103,169,123)   (12,716,350)     (177,676,147)
                               -----------   --------------   ------------   ---------------
  Net increase (decrease)       (4,606,158)  $  (51,379,991)     4,450,855   $    84,611,148
                               ===========   ==============   ============   ===============

                                      SIX MONTHS ENDED               PERIOD ENDED
                                       JUNE 30, 2002               DECEMBER 31, 2001*
                               ----------------------------   ---------------------------
SERVICE CLASS SERIES               SHARES        AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                        5,724,853  $ 101,327,291      2,482,385  $  43,423,608
Shares issued to shareholders
  in reinvestment of
  distributions                      360,023      6,170,805             --             --
Shares redeemed                   (1,063,791)   (18,198,926)      (306,515)    (5,394,022)
                               -------------  -------------   ------------  -------------
  Net increase                     5,021,085  $  89,299,170      2,175,870  $  38,029,586
                               =============  =============   ============  =============

                                     SIX MONTHS ENDED                   PERIOD ENDED
                                      JUNE 30, 2002                  DECEMBER 31, 2001*
                               ----------------------------   ------------------------------
SERVICE CLASS SERIES              SHARES         AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------
Shares sold                      1,022,464   $   11,395,605        751,964   $     9,465,085
Shares issued to shareholders
  in reinvestment of
  distributions                     41,998          448,541             --                --
Shares redeemed                   (398,795)      (4,097,000)      (123,147)       (1,514,837)
                               -----------   --------------   ------------   ---------------
  Net increase                     665,667   $    7,747,146        628,817   $     7,950,248
                               ===========   ==============   ============   ===============

* For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.

(6) LINE OF CREDIT
Each series and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the period ended June 30, 2002, were as follows:

                                             COMMITMENT FEE
      -----------------------------------------------------
      Capital Appreciation Series            $        6,012
      Emerging Growth Series                          3,806
      Global Growth Series                              538
      Global Telecommunications Series                   16
      Managed Sectors Series                            935
      Massachusetts Investors Trust Series            9,165
      Mid Cap Growth Series                             484
      Research Series                                 3,794
      Total Return Series                             4,560
      Utilities Series                                2,053

Each series had no significant borrowings during the period.

(7) CHANGE IN ACCOUNTING PRINCIPLE
As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities. The effect of this change for the year ended December 31, 2001 was the following:

                                                  GLOBAL        TOTAL
                                                  GROWTH        RETURN         UTILITIES
                                                  SERIES        SERIES          SERIES
           -----------------------------------------------------------------------------
           Decrease in cost of securities        $ (5,116)   $ (1,016,934)    $ (147,626)
           Decrease net realized gains (losses)        --    $   (350,179)    $  (93,576)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

-------------------------------------------------------------------------------
The MFS(R) /Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS(R)/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

Samuel Adams** Trustee (since 7/21/82) (born 10/19/25)
  Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

David D. Horn* Trustee (since 4/24/86) (born 6/7/41)
  Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United Sates (until 1997).

C.James Prieur* Trustee, Chairman and President (since 7/29/99) (born 4/21/51)
  Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (since November 1997), Vice President of Investments (1992 to November 1997).

J.Kermit Birchfield+ Trustee (since 5/12/97) (born 1/8/40)
  Consultant; Displaytech, Inc. (manufacturer of liquid crystal display technology),
  Managing Director; Century Partners, Inc. (investments), Managing Director:
  HPSC, Inc. (medical financing), Dairy Mart Convenience Stores, Inc. (convenience stores), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Derwyn F. Phillips+ Trustee (since 4/24/86) (born 8/31/30)
  Retired; The Gillette Company, Former Vice Chairman (until 1991).

Robert C. Bishop+ Trustee (born 1/13/43)
  AutoImmune Inc. (pharmaceutical product development), Chairman, Director, President and Chief Executive Officer; Millipore Corporation
  (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director; One Equity Capital, Life Sciences Advisory Board Member.

Frederick H. Dulles+ Trustee (born 3/12/42)
  McFadden, Pilkington & Ward (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
  2000); McDermott, Will & Emery (law firm), Partner (April 1994 to December
  1996), Of Counsel (January 1997 to April 1997).

Ronald G. Steinhart+ Trustee (born 6/15/40)
  Private Investor; Bank One Corporation, Officer (until January 2000); Bank One, Texas, N.A., Vice Chairman and Director; Prentiss Properties Trust (real estate investment trust), Director; NCH Corporation (manufacturer and distributor),
  Director; United Auto Group, Inc. (retail auto dealer), Director.

Haviland Wright+ Trustee (born 7/21/48)
  Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born
  03/06/59)
  Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/06/53)
  Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Robert R. Flaherty++ Assistant Treasurer (born 09/18/63)
  Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Ellen Moynihan++ Assistant Treasurer born 11/13/57)
  Massachusetts Financial Services Company, Vice President (since September
  1996)

James O. Yost++ Assistant Treasurer (born 06/12/60)
  Massachusetts Financial Services Company, Senior Vice President.

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").
* "Interested person" (as defined in the 1940 Act) of Sun Life of Canada (U.S.), the address of which is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" (as defined in the 1940 Act) of Massachusetts Financial Services Company, the address of which is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm Kirkpatrick & Lockhart LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS.

    All Trustees currently serve as Trustees of each Trust and have served in that capacity continuously since originally elected or appointed except for Messrs. Bishop, Dulles, Prieur, Steinhart and Wright, who were elected by the Trust's shareholders on May 1, 2001.

    All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts /Series.

    The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS++
William J. Adams
S. Irfan Ali
David A. Antonelli
John W. Ballen
Stephen C. Bryant
David M. Calabro
James Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
David S. Kennedy
John E. Lathrop
John D. Laupheimer, Jr.
Constantine Mokas
Lisa B. Nurme
Stephen Pesek
Don Pitcher
Mike Roberge
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Frederick J. Simmons
James Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi

+Independent Trustee
++MFS Investment Management(R)

(C)2002 MFS Investment Management(R). MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA
02116.

                                                          SUN-3B 8/02 218M